UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Peter V. Bonanno	Copies to:
Goldman, Sachs & Co.	Jack H. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Reports to Stockholders are filed herewith.

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Growth and Income Fund

Annual Report
December 31, 2009

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Value Portfolio Management Team discusses the Fund’s performance and positioning for the 12 months ended December 31, 2009.

How did the Goldman Sachs Growth and Income Fund (the “Fund”) perform during the annual period ended December 31, 2009 (the “Reporting Period”)?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 18.32% and 17.87%, respectively. These returns compare to the 19.69% average annual total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equity markets oscillated between extremes of fear and exuberance in 2009. The credit crisis from 2008 spilled into the first quarter, as the nation’s financial system experienced an extremely challenging period. As governments around the world coordinated a response to the financial crisis, the likelihood of failure was reduced for many companies. Stocks rallied sharply off of a March 9th trough into the second and third quarters. Propelled by investors’ renewed appetite for risk, the equity markets were driven higher by the most battered names from the first quarter. The U.S. equity markets continued to experience gains through the end of the year, though in a less pronounced manner. The economy continued to show encouraging signs of stabilization and improvement during the fourth quarter. However, despite some positive economic data, concerns about the elevated unemployment rate of 10%, the Federal Reserve’s stance on interest rates, and the strength of the U.S. dollar weighed somewhat on the markets during these last months of the year. Still, for the Reporting Period overall, the S&P 500 Index gained 26.46% in a broad-based rally, its best annual gain since 2003, though still significantly down from its 2007 peak. Growth stocks outpaced the gains of value stocks across the capitalization spectrum.

The Russell Index was led during the Reporting Period by gains in the materials sector. Market trends were particularly pronounced in the financials and consumer discretionary sectors. These sectors, which together comprise 30% of the Russell Index, climbed more than 124% and 114%, respectively, from March 9th lows through the end of December 2009. These two sectors contain some of the most credit- or economically-sensitive companies, including real estate investment trusts (REITs), retailers, autos, media and hotels, many of which rebounded dramatically in the recent rally despite the absence of catalysts or improving fundamentals.

What key factors were responsible for the Fund’s performance during the 12-month Reporting Period?

Throughout this market cycle, our disciplined focus on quality, cash generating companies with strong balance sheets and disciplined management teams has led to strong, long-term performance. Consistent with the historical patterns of our strategy, our quality-biased approach served the Fund well as markets declined during the first quarter of 2009, but was challenged in the subsequent euphoric environment post-March 9th. Thus, despite the extreme rally in the U.S. equity market, the Fund finished the year lagging the Russell Index. Sector allocation overall contributed positively to the Fund’s performance during the 12-month Reporting Period. Stock selection overall detracted modestly from Fund performance during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Stock selection in the energy, telecommunication services and materials sectors helped the Fund’s performance most. Having a modestly underweighted allocation to financials, which lagged the Russell Index, also contributed positively to the Fund’s results. Detracting from the Fund’s performance was weak stock selection in the consumer discretionary sector and, to a lesser degree, the health care sector.

What were some of the Fund’s positions that added to relative performance?

The Fund benefited most relative to the Russell Index from overweighted positions in industrial chemicals and gas manufacturer Air Products & Chemicals, telecommunications giant Sprint Nextel, diversified banking institution Morgan

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Stanley and pharmaceutical manufacturer Genentech, as well as from having only underweighted position in global integrated oil company Exxon Mobil.

Shares of Air Products & Chemicals advanced on a combination of long-term contracts, stable pricing and high barriers to entry. We sold the Fund’s position in Air Products & Chemicals by the end of the Reporting Period, taking profits. Sprint Nextel ranked as a top contributor to the Fund’s results, as ongoing signs of progress in its turnaround, including improved fundamentals and improvement in its brand, network and customer service, bolstered its share price. Its shares also were buoyed by the company’s release of a competitive prepaid wireless plan and new handsets. Morgan Stanley performed well on reports of profits achieved during the fourth quarter. We sold the Fund’s position in Morgan Stanley by the end of the Reporting Period, taking profits for the Fund. Genentech’s shares rose upon the announcement that it would be acquired by Roche. Genentech was eliminated from the Fund’s portfolio upon its acquisition.

Exxon Mobil’s shares declined through most of the year, as its earnings plunged dramatically and it missed analysts’ estimates amidst reduced demand for its energy products and lower oil and gas prices than seen one year prior. Having recovered somewhat by early December, Exxon Mobil’s stock fell again in the last couple of weeks of the year upon the announcement that it would acquire domestic energy giant XTO energy in an all-stock deal, as it moved to boost its presence in the natural gas segment of the industry. All told, the Fund’s underweighted exposure to this poorly-performing stock boosted its relative results.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were tax services provider H&R Block, integrated electric power company Entergy, pharmaceutical manufacturer Biogen IDEC, cable and satellite TV provider Comcast and oil and gas exploration and production company Devon Energy.

H&R Block, the biggest U.S. tax preparer, was challenged, as consumer volume was lighter than expected. By the end of the Reporting Period, we had sold the Fund’s position in H&R Block. Shares of Entergy lagged the gains of the market due primarily to pricing pressures amidst broad utility sector weakness, despite sizeable free cash flows and strong balance sheets. Biogen IDEC, a new purchase during the Reporting Period, experienced declines in its stock price after reporting disappointing short-term trends. Shares of Comcast disappointed due to speculation surrounding a potential deal that would give the company a controlling interest in General Electric’s NBC Universal. Due to the lack of transparency within the company, we sold out of its stock before the acquisition was formally announced.

Devon Energy, one of the largest North American independent exploration and production companies, was challenged as the company revalued assets to reflect 2008’s pricing environment. We eliminated the Fund’s position in Devon Energy during the fourth quarter after it sold its oil assets in the Gulf of Mexico and began to focus on increasing its North American natural gas production business. We continue to believe that natural gas prices will remain low in the near term.

Did the Fund make any significant purchases or sales during the Reporting Period?

In addition to those purchases already mentioned, the Fund established new positions in diversified chemicals manufacturer Dow Chemical, integrated oil companies Chevron and BP, data networking products supplier Cisco Systems and oilfield services giant Halliburton during the Reporting Period.

We initiated a Fund position in Dow Chemical because we like the long-term prospects for this company. We believe Dow Chemical will benefit going forward from improved capital allocation, efficient cost-cutting and moving toward a more specialized business within the chemicals industry. We established a Fund position in Cisco Systems, as we believe that this dominant franchise in networking for consumers and enterprise demand is well positioned to benefit from the recovery in information technology spending given its dominant market position, established customer base and innovative product offering. We established positions in Chevron, BP and Halliburton, as we increased the Fund’s exposure to oil and oil service companies that we think should benefit from the favorable near-term supply/demand imbalance in oil.

In addition to those sales already mentioned, we eliminated the Fund’s positions in telecommunications bellwether AT&T, biomedical and gene therapy developer Amgen, multimedia conglomerate Time Warner, integrated natural gas company The Williams Cos. and global pharmaceutical company Pfizer.

AT&T’s organic growth appeared challenged, and so we sold the Fund’s position in the stock and redeployed the proceeds to what we believed were positions with greater upside potential. In the biotechnology area, we seek to invest in companies that have cyclical benefits during an upturn. While we believed that Amgen had an attractive valuation, we also believed that the company lacked a near-term catalyst, leading us to sell out of the stock. Time Warner’s stock moved higher nicely

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

during the Reporting Period, leading us to sell the stock, taking profits. We sold the Fund’s position in The Williams Cos. earlier in the year due to changes in the investment thesis for the company, in its business fundamentals and in our outlook for the appreciation potential of the stock. We sold the Fund’s position in Pfizer, using the proceeds to fund holdings in which we had greater conviction in their upside potential.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, the Fund’s exposure to consumer discretionary, financials and information technology increased relative to the Russell Index. The Fund’s allocations compared to the benchmark index in consumer staples, health care and utilities decreased.

How was the Fund positioned relative to its benchmark index at the end of December 2009?

At the end of December 2009, the Fund had overweighted positions relative to the Russell Index in the health care and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, financials, utilities telecommunication services and consumer staples and was rather neutrally weighted to the Russell Index in consumer discretionary, energy and materials.

What is the Fund’s tactical view and strategy for the months ahead?

We were excited, at the end of December, to find ourselves with ample opportunities to buy quality businesses at deeply discounted valuations as we looked to the 2010 U.S. equity market. In our view, many quality stocks were inexpensive relative to their lower quality peers, a valuation gap we expect to narrow over time as we enter into a more normalized market environment. We expect earnings to accelerate due to economic improvement and unprecedented company level operating leverage driven by aggressive cost cutting and for low borrowing costs to be a further tailwind to earnings. As investors refocus on fundamentals, we believe that 2010 will be a fertile environment in which to generate added value.

We continue to anticipate increased stock-level differentiation going forward, with the markets distinguishing quality companies with robust business models from those likely to remain challenged. We see prospects in select companies that we believe are poised to benefit from a scenario of lower competition, higher pricing and improved market share. We maintain our focus on quality companies trading at compelling valuations and believe that this long-term discipline will help us navigate volatile markets. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

Please note that, effective April 30, 2010, the Fund will be renamed “Goldman Sachs Large Cap Value Fund”. The Fund’s performance benchmark and anticipated fees and expenses will remain the same, but the investment objective and strategies of the Fund will change. The Fund’s investment objective will be long-term capital appreciation. The Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large cap U.S. issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000 Value Index at the time of investment. The Fund will seek its investment objective by investing in value opportunities that the investment adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies. The Fund may also invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations. Please see the supplement dated January 6, 2010 for additional information.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Portfolio Composition

TOP TEN PORTFOLIO HOLDINGS AS OF 12/31/09*

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	4.0%	Diversified Financials
Johnson & Johnson	3.7	Pharmaceuticals, Biotechnology & Life Sciences
Occidental Petroleum Corp.	3.4	Energy
Bank of America Corp.	2.9	Diversified Financials
The Dow Chemical Co.	2.8	Materials
Honeywell International, Inc.	2.5	Capital Goods
Hewlett-Packard Co.	2.5	Technology Hardware & Equipment
Chevron Corp.	2.3	Energy
Entergy Corp.	2.2	Utilities
Cisco Systems, Inc.	2.2	Technology Hardware & Equipment

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

FUND vs. BENCHMARK SECTOR ALLOCATION AS OF 12/31/091

1 The fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 2.1% of the Fund’s net assets at December 31, 2009.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Performance Summary
December 31, 2009

The following graph shows the value, as of December 31, 2009, of a $10,000 investment made on January 1, 2000 in the Institutional Shares at net asset value per share. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Growth and Income Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2000 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Five Years	Ten Years	Since Inception

Institutional (Commenced January 12, 1998)	18.32%	0.04%	1.27%	1.96%
Service (Commenced July 24, 2007)	17.87%	n/a	n/a	−11.49%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Schedule of Investments
December 31, 2009

Shares	Description	Value

Common Stocks – 96.9%

Automobiles & Components – 1.6%
450,400	Ford Motor Co.*	$4,504,000
345,253	Johnson Controls, Inc.	9,404,692

		13,908,692

Banks – 2.4%
119,000	HSBC Holdings PLC ADR(a)	6,793,710
61,900	M&T Bank Corp.(a)	4,140,491
692,300	New York Community Bancorp, Inc.(a)	10,045,273

		20,979,474

Capital Goods – 8.5%
88,500	Deere & Co.	4,786,965
322,300	Emerson Electric Co.	13,729,980
1,095,800	General Electric Co.	16,579,454
558,600	Honeywell International, Inc.	21,897,120
334,800	The Boeing Co.	18,122,724

		75,116,243

Consumer Durables & Apparel – 0.9%
505,200	Newell Rubbermaid, Inc.	7,583,052

Diversified Financials – 10.4%
1,718,300	Bank of America Corp.	25,877,598
60,600	Franklin Resources, Inc.	6,384,210
186,300	Invesco Ltd.	4,376,187
842,952	JPMorgan Chase & Co.	35,125,810
197,000	State Street Corp.	8,577,380
388,800	The Bank of New York Mellon Corp.	10,874,736

		91,215,921

Energy – 17.8%
129,600	Apache Corp.	13,370,832
281,700	BP PLC ADR	16,330,149
263,200	Chevron Corp.	20,263,768
192,479	EOG Resources, Inc.	18,728,207
199,423	Exxon Mobil Corp.	13,598,654
602,500	Halliburton Co.	18,129,225
151,182	Hess Corp.	9,146,511
123,600	Newfield Exploration Co.*	5,961,228
369,279	Occidental Petroleum Corp.	30,040,847
171,700	Schlumberger Ltd.	11,175,953

		156,745,374

Food & Staples Retailing – 1.2%
202,006	Wal-Mart Stores, Inc.	10,797,221

Food, Beverage & Tobacco – 3.1%
108,900	General Mills, Inc.	7,711,209
185,338	Philip Morris International, Inc.	8,931,438
331,270	Unilever NV	10,709,959

		27,352,606

Health Care Equipment & Services – 5.6%
259,200	Aetna, Inc.	8,216,640
305,618	Baxter International, Inc.	17,933,664
111,500	Becton, Dickinson and Co.	8,792,890
289,900	Covidien PLC	13,883,311

		48,826,505

Insurance – 8.0%
293,700	Aflac, Inc.	13,583,625
98,600	Everest Re Group Ltd.	8,448,048
379,200	Marsh & McLennan Companies, Inc.	8,372,736
265,100	Prudential Financial, Inc.	13,191,376
275,575	The Allstate Corp.	8,278,273
370,628	The Travelers Companies, Inc.	18,479,512

		70,353,570

Materials – 4.4%
63,900	Freeport-McMoRan Copper & Gold, Inc.*	5,130,531
876,500	The Dow Chemical Co.	24,217,695
167,400	United States Steel Corp.(a)	9,227,088

		38,575,314

Media – 5.1%
438,000	CBS Corp. Class B	6,153,900
410,100	DIRECTV Class A*	13,676,835
765,100	DISH Network Corp. Class A	15,891,127
357,700	Reed Elsevier NV ADR*	8,727,880

		44,449,742

Pharmaceuticals, Biotechnology & Life Sciences – 7.1%
321,600	Biogen Idec, Inc.*	17,205,600
504,734	Johnson & Johnson	32,509,917
344,825	Merck & Co., Inc.	12,599,905

		62,315,422

Real Estate Investment Trust – 0.8%
213,300	Annaly Capital Management, Inc.	3,700,755
499,100	MFA Financial, Inc.	3,668,385

		7,369,140

Retailing – 3.0%
429,900	Staples, Inc.	10,571,241
189,700	Target Corp.	9,175,789
188,800	The TJX Companies, Inc.	6,900,640

		26,647,670

Semiconductors & Semiconductor Equipment – 0.5%
110,200	Lam Research Corp.*	4,320,942

Software & Services – 1.5%
533,900	Oracle Corp.	13,101,906

Technology Hardware & Equipment – 5.1%
792,500	Cisco Systems, Inc.*	18,972,450
419,499	Hewlett-Packard Co.	21,608,394
101,300	QUALCOMM, Inc.	4,686,138

		45,266,982

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shares	Description	Value

Common Stocks – (continued)

Telecommunication Services – 4.4%
322,991	CenturyTel, Inc.	$11,695,504
693,100	Koninklijke KPN NV ADR	11,817,355
4,028,849	Sprint Nextel Corp.*	14,745,587

		38,258,446

Utilities – 5.5%
233,513	American Electric Power Co., Inc.	8,123,917
233,469	Entergy Corp.	19,107,103
232,238	FirstEnergy Corp.	10,787,455
312,556	PPL Corp.	10,098,685

		48,117,160

TOTAL COMMON STOCKS
(Cost $773,788,105)		$851,301,382

Shares		Rate	Value

Preferred Stocks – 1.4%

Diversified Financials – 1.4%
285,892	Bank of America Corp.	10.000%	$4,265,509
7,936,000	JPMorgan Chase & Co.	7.900	8,185,666

TOTAL PREFERRED STOCKS
(Cost $10,470,623)			$12,451,175

Shares	Rate	Value

Short-term Investment(b) – 2.5%

JPMorgan U.S. Government Money Market Fund – Capital Shares
22,215,931	0.049%	$22,215,931
(Cost $22,215,931)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $806,474,659)		$885,968,488

Securities Lending Reinvestment Vehicle(b)(c) – 2.1%

Boston Global Investment Trust – Enhanced Portfolio
18,298,024	0.107%	$18,298,024
(Cost $18,279,850)

TOTAL INVESTMENTS – 102.9%
(Cost $824,754,509)		$904,266,512

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.9)%		(25,250,646)

NET ASSETS – 100.0%		$879,015,866

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(c)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Assets and Liabilities
December 31, 2009

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $806,474,659)(a)	$885,968,488
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $18,279,850)	18,298,024
Receivables:
Dividends and interest	1,514,235
Fund shares sold	1,405,179
Investment securities sold	571,969
Due from custodian	31,618
Securities lending income	4,233

Total assets	907,793,746

Liabilities:

Payables:
Payable upon return of securities loaned	18,170,750
Investment securities purchased	7,408,790
Fund shares redeemed	2,507,090
Amounts owed to affiliates	646,448
Accrued expenses	44,802

Total liabilities	28,777,880

Net Assets:

Paid-in capital	971,029,947
Accumulated undistributed net investment income	2,314,488
Accumulated net realized loss from investment transactions	(173,840,572)
Net unrealized gain on investments	79,512,003

NET ASSETS	$879,015,866

Net Assets:
Institutional	$487,962,432
Service	391,053,434

Total Net Assets	$879,015,866

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	52,603,303
Service	42,153,957

Net asset value, offering and redemption price per share:
Institutional	$9.28
Service	9.28

(a)	Includes loaned securities having a market value of $17,647,191.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2009

Investment income:

Dividends	$18,451,644
Securities lending income — affiliated issuer	114,708

Total investment income	18,566,352

Expenses:

Management fees	4,652,542
Distribution and Service fees — Service Shares	521,575
Transfer Agent fees(a)	124,058
Printing fees	117,405
Professional fees	79,939
Custody and accounting fees	51,780
Trustee fees	16,663
Other	23,357

Total expenses	5,587,319

Less — expense reductions	(2,082)

Net expenses	5,585,237

NET INVESTMENT INCOME	12,981,115

Realized and unrealized gain (loss) from investment transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	(99,470,806)
Securities lending reinvestment vehicle transactions — affiliated issuer	109,100
Net change in unrealized gain on:
Investments — unaffiliated issuers	221,971,250
Securities lending reinvestment vehicle — affiliated issuer	18,174

Net realized and unrealized gain from investment transactions	122,627,718

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$135,608,833

(a)	Institutional and Service Shares had Transfer Agent fees of $82,335 and $41,723, respectively.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statements of Changes in Net Assets

	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

From operations:

Net investment income	$12,981,115	$12,505,942
Net realized loss from investment transactions	(99,361,706)	(70,374,348)
Net change in unrealized gain (loss) on investments	221,989,424	(161,720,945)

Net increase (decrease) in net assets resulting from operations	135,608,833	(219,589,351)

Distributions to shareholders:

From net investment income
Institutional Shares	(7,802,114)	(10,426,044)
Service Shares	(5,684,192)	(1,665,474)
From net realized gains
Institutional Shares	—	(51,614)
Service Shares	—	(8,404)

Total distributions to shareholders	(13,486,306)	(12,151,536)

From share transactions:

Proceeds from sales of shares	407,132,916	158,271,882
Reinvestment of distributions	13,486,306	12,151,536
Cost of shares redeemed	(120,763,642)	(53,617,957)

Net increase in net assets resulting from share transactions	299,855,580	116,805,461

TOTAL INCREASE (DECREASE)	421,978,107	(114,935,426)

Net assets:

Beginning of year	457,037,759	571,973,185

End of year	$879,015,866	$457,037,759

Accumulated undistributed net investment income	$2,314,488	$1,680,991

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations				Distributions to shareholders
				Net										Ratio of		Ratio of
	Net asset			realized							Net assets,	Ratio of		total		net investment
	value,	Net		and	Total from	From net	From net		Net asset		end of	net expenses		expenses		income to		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	value, end	Total	year	to average		to average		average		turnover
Year — Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions	of year	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 — Institutional	$7.97	$0.18	(c)	$1.28	$1.46	$(0.15)	$—	$(0.15)	$9.28	18.32%	$487,962	0.81%		0.81%		2.18	(c)%	84%

2009 — Service	7.98	0.16	(c)	1.28	1.44	(0.14)	—	(0.14)	9.28	17.87	391,053	1.06		1.06		1.92	(c)	84

2008 — Institutional	12.53	0.25		(4.59)	(4.34)	(0.22)	— (d)	(0.22)	7.97	(34.45)	389,838	0.81		0.81		2.36		69

2008 — Service	12.52	0.19		(4.51)	(4.32)	(0.22)	— (d)	(0.22)	7.98	(34.32)	67,200	1.06		1.06		2.15		69

2007 — Institutional	13.91	0.25		(0.03)	0.22	(0.26)	(1.34)	(1.60)	12.53	1.49	571,883	0.85		0.85		1.75		79

2007 — Service (Commenced July 24, 2007)	14.71	0.15		(0.74)	(0.59)	(0.26)	(1.34)	(1.60)	12.52	(4.02)	90	0.94	(e)	1.09	(e)	3.11	(e)	79

2006 — Institutional	11.97	0.28		2.43	2.71	(0.23)	(0.54)	(0.77)	13.91	22.63	432,016	0.86		0.87		2.15		52

2005 — Institutional	11.71	0.21		0.25	0.46	(0.20)	—	(0.20)	11.97	3.93	313,152	0.88		0.88		1.77		46

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from a special dividend which amounted to $0.02 per share and 0.24% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements
December 31, 2009

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Growth and Income Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a management agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements (continued)
December 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the fiscal year ended December 31, 2009, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

0.75%	0.68%	0.65%	0.64%	0.63%	0.75%

B. Distribution Agreement and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This expense limitation may be modified or terminated at any time at the option of GSAM. For the fiscal year ended December 31, 2009, GSAM did not make any reimbursements to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction of the Fund’s expenses. For the fiscal year ended December 31, 2009, transfer agent fees were reduced by approximately $2,100.
As of December 31, 2009, amounts owed to affiliates were approximately $551,200, $80,500 and $14,700 for management, distribution and service and transfer agent fees, respectively.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E. Line of Credit Facility — The Fund participates in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2009, the Fund did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2009, Goldman Sachs earned approximately $99,800 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Fund’s investments categorized in the fair value hierarchy:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$851,301,382	$12,451,175	$—
Securities Lending Reinvestment Vehicle	—	18,298,024	—
Short-term Investments	22,215,931	—	—

Total	$873,517,313	$30,749,199	$—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2009, were $808,546,108 and $504,124,079, respectively.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements (continued)
December 31, 2009

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2009, is reported under Investment Income on the Statement of Operations. A portion of this amount, $9,337, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2009, GSAL earned $12,754 in fees as securities lending agent.
The following table provides information about the Fund’s investment in the Enhanced Portfolio for the fiscal year ended December 31, 2009 (in thousands):

Number of			Number of
Shares Held Beginning			Shares Held End of	Value at End
of Fiscal Year	Shares Bought	Shares Sold	Fiscal Year	of Fiscal Year

—	187,244	(168,946)	18,298	$18,298

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

6. SECURITIES LENDING (continued)

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2009 was as follows:

	2008	2009

Distributions paid from:
Ordinary income	$12,094,419	$13,486,306
Net long-term capital gains	57,117	—

Total taxable distributions	$12,151,536	$13,486,306

As of December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,348,275

Capital loss carryforward:[1]
Expiring 2010	$(152,979)
Expiring 2016	(59,883,538)
Expiring 2017	(101,345,522)

Total capital loss carryforward	$(161,382,039)

Timing differences (post-October losses)	(2,438,609)
Unrealized gain — net	70,458,292

Total accumulated losses — net	$(92,014,081)

[1]	Expiration occurs on December 31 of the year indicated. Utilization of these losses may be substantially limited under the Code.

As of December 31, 2009, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$833,808,220

Gross unrealized gain	90,985,979
Gross unrealized loss	(20,527,687)

Net unrealized security gain	$70,458,292

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of partnership investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $996,219 and $142,469 from accumulated net realized loss from investments transactions and paid-in capital, respectively, to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and result primarily from the difference in the tax treatment of partnership investments.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements (continued)
December 31, 2009

8. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB Accounting Standards Codification (“ASC”) 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through February 16, 2010, the date the financial statements were issued.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2009		December 31, 2008
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	12,672,731	$99,803,020	7,131,945	$79,934,336
Reinvestment of distributions	838,937	7,802,114	1,380,456	10,477,658
Shares redeemed	(9,817,931)	(79,470,562)	(5,228,338)	(53,298,013)

	3,693,737	28,134,572	3,284,063	37,113,981

Service Shares
Shares sold	38,032,724	307,329,896	8,227,960	78,337,546
Reinvestment of distributions	610,547	5,684,192	220,080	1,673,878
Shares redeemed	(4,906,729)	(41,293,080)	(37,799)	(319,944)

	33,736,542	271,721,008	8,410,241	79,691,480

NET INCREASE	37,430,279	$299,855,580	11,694,304	$116,805,461

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Growth and Income Fund (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and transfer agent, provides a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2010

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Fund Expenses — Six Month Period Ended December 31, 2009 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	7/01/09	12/31/09		12/31/09*
Institutional
Actual	$1,000	$1,207.40		$4.56
Hypothetical 5% return	1,000	1,021.07	+	4.18
Service
Actual	1,000	1,204.30		5.89
Hypothetical 5% return	1,000	1,019.86	+	5.40

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Patrick T. Harker Age: 51	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2009, the Trust consisted of 11 portfolios, Goldman Sachs Trust consisted of 83 portfolios, (of which 82 offered shares to the public) and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07032 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 32 Old Slip New York, NY 10005 Age: 38	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2009, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Growth and Income Fund qualify for the dividends received deduction available to corporations.

 24

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider the Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Growth and Income Fund.

Copyright 2010 Goldman, Sachs & Co. All rights reserved.

VITGIAR10/132205.MF.TMPL/02-10

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Capital Growth Fund

Annual Report
December 31, 2009

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Portfolio Management Team discusses the Fund’s performance and positioning for the 12 months ended December 31, 2009.

How did the Goldman Sachs Capital Growth Fund (the “Fund”) perform during the annual period ended December 31, 2009 (the “Reporting Period”)?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 47.75% and 47.50%, respectively. These returns compare to the 37.21% average annual total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

The S&P 500 Index finished the year up 26.46%, as market sentiment continued to improve and the economy showed early signs of recovery. Volatility declined from peak levels, and investors became less risk averse, trading out of the more defensive stocks they favored in late 2008 and early 2009 and placing a premium on companies with greater growth prospects. Despite some positive economic data, concerns about the elevated unemployment rate of 10%, the Federal Reserve’s stance on interest rates, and the strength of the U.S. dollar continued to weigh on the markets.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Effective stock selection overall contributed most to the Fund’s performance during the Reporting Period. Sector allocation also materially boosted the Fund’s results relative to the Russell Index.

Which equity market sectors most significantly affected Fund performance?

Stock selection in the energy, information technology and financials sectors helped the Fund’s performance most. Having underweighted allocations to the consumer staples and industrials sectors, which lagged the Russell Index, also contributed positively to the Fund’s results. Detracting only modestly from the relative performance was the Fund’s underweighted allocation to, and weak stock selection in, the materials sector, which outpaced the Russell Index during the Reporting Period.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited relative to the Russell Index from positions in Apple, the consumer electronics and software manufacturing giant; CB Richard Ellis Group, the world’s leading global commercial real estate services firm; Microsoft, the world’s leading software firm; Equinix, a core Internet exchange services provider; and Cisco Systems, a leading data networking products supplier.

In January, we increased the Fund’s position in Apple, seeking to take advantage of the sell-off related to concerns over CEO Steve Jobs’ health. Subsequently, the company reported a strong fiscal fourth quarter behind sales of its iPod and iPhone products. Apple’s shares continued to rise, as demand for the company’s iMac, PC, iPod touch and iPhone products remained strong through year end. At the end of the fourth quarter, we continued to believe that Apple’s iPhone offered significant upside potential for global sales and that its App Store, with over 10,000 apps, was a key differentiating factor for the iPhone. Shares of CB Richard Ellis Group rose, as the company gained market share and continued to work through the aggressive cost-cutting plan it had initially outlined in 2008. In our view, and as evidenced by its earnings announcements, the company’s management team has a proven track record of effectively managing the business through cyclical downturns. Microsoft was a top contributor, with its shares advancing after the company reported results that surpassed Wall Street estimates. Sales of desktop and laptop computers were better than expected, and cost-cutting initiatives further drove performance. Also, during October, Microsoft released its new operating system, Windows 7, and initial consumer demand was strong.

Shares of Equinix were up, as the merits of its proposed acquisition of Switch & Data, a company that provides the same type of network-neutral data center and interconnection services, became clearer to market participants, specifically that the

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

acquisition provides Equinix with more platforms for growth at an accretive valuation and with complementary real estate assets. Cisco Systems, a dominant franchise in networking for consumers and enterprise demand, was also a top contributor, as enterprise network demand showed signs of improvement. Also, during the third quarter, Cisco Systems announced it would purchase video conference company Tandberg for $3 billion. In our view, the acquisition makes strategic sense, as Tandberg’s lower-end video systems should complement Cisco System’s high-end TelePresence systems.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in Fortune Brands, which manufactures, produces and sells home and hardware products, spirits and wine and golf products; Gilead Sciences, a research-based biopharmaceutical company; Newell- Rubbermaid, which manufactures and markets a broad array of branded consumer products; and MetroPCS Communications, a wireless communications provider.

Fortune Brands’ shares fell after reporting disappointing earnings on weakness in several product areas due to the consumer spending slowdown. Fortune Brands, in our view, continues to have a strong brand portfolio and dominant market share in most of its business areas. However, we believe its stock had reached a full valuation by mid-year, and thus we exited the name in favor of holdings with more attractive growth opportunities. Shares of Gilead Sciences traded down after the company received disappointing Phase III results for its drug, darusentan, for resistant hypertension. We continued to have high conviction in the company, as we believe it is well-positioned within the biotechnology industry, holding dominant market share in several niche areas. For example, Gilead produces the most commonly used treatments for HIV/AIDS.

Newell-Rubbermaid and MetroPCS Communications detracted from the Fund’s annual results because of untimely trades. We sold the Fund’s position in Newell-Rubbermaid during the second quarter of 2009. Given the company’s ongoing strengths, including a well-known brand portfolio and healthy market share in most of its business segments, its stock appreciated relative to its peers and the broad market, and we believed it had reached a full valuation. We therefore decided to exit the stock. We eliminated the Fund’s position in Metro PCS Communications during the first quarter of 2009, as the business was facing new pricing competition from several other industry leaders, which we felt could put MetroPCS Communications’ margins or subscriber growth at risk. We thus believed its growth prospects appeared less certain over the coming years. Each of these companies’ shares rose further for a time following these sales, and thus these names detracted from Fund relative performance.

Did the Fund make any significant purchases or sales during the fiscal year?

We initiated a Fund position in Procter & Gamble. The Fund had owned Procter & Gamble in the past, most recently exiting the position after it had reached what we considered to be a full valuation. We re-established a Fund position in this dominant consumer brands manufacturer because we believed the current economic environment provides the company with significant opportunities for growth. Due to its size, Procter & Gamble is able to maintain a diversified portfolio of products that includes both low-end value brands that perform well in a recessionary scenario but also higher quality, luxury brands that should benefit in a recovery. We also established a Fund position in Oracle, a software company that specializes in database management systems. During the recent economic downturn, Oracle was able to take market share from its competitors due to its consistent cash flow generation. We believe the company will benefit going forward from long-term growth anticipated in enterprise spending on information technology and software.

We initiated a Fund position in Broadcom, a global leader in the design of semiconductor chips for communications devices such as mobile phones, modems, networking equipment and consumer electronics. In our view, Broadcom’s competitive advantage is its ability to integrate multiple components, such as Bluetooth, FM radio, WiFi and GPS, onto one chip. Furthermore, Broadcom has won two important contracts with handset makers Nokia and Samsung for its new mobile phone chips, which should be a significant driver of future revenue growth. In our view, at the time of purchase, Broadcom’s stock price was trading below the intrinsic value of its business. We also established a Fund position in Biogen, a biopharmaceutical company that focuses on developing and commercializing biologics and drugs for the treatment of cancer and inflammatory diseases. At the time of purchase, the company was trading at a discount to its peers, allowing the Fund to establish a position in a dominant biopharmaceutical business at what we considered to be an attractive valuation.

Northern Trust was another new position for the Fund during the Reporting Period. Northern Trust is a financial services firm that specializes in investment management, fund administration, fiduciary and banking services throughout North America, Europe and Asia. We believe the company has significant opportunity for growth as the trend toward the third party custody of assets increases. In addition, other small asset managers who have seen asset levels drop during the past year have been forced to eliminate many administrative positions and rely on outsourcing these duties. We believe Northern

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Trust has an established name in these areas, and with a stronger balance sheet than those of its competitors, is well-positioned to benefit from these long-term secular trends.

In addition to those sales mentioned earlier, we exited the Fund’s position in Hess. In our view, the oil company’s risk/reward profile had become less attractive, as drilling results in its critical Brazil asset were disappointing. We eliminated the Fund’s position in Coach because its shares meaningfully appreciated since initial purchase and reached our estimate of fair value. Further, while Coach has demonstrated its ability to survive the downturn in consumer spending, we were concerned that Coach was diluting the long-term value of its brand by reducing its price points.

We sold out of the Fund’s position in Blackberry manufacturer Research In Motion. The company reported results that demonstrated a change in business fundamentals, in our view, and we were disappointed by its net subscriber additions, profit margins and fiscal outlook. We exited the Fund’s position in Research In Motion to increase the Fund’s exposure to Apple and QUALCOMM, which we believe will be bigger beneficiaries of growth in the smart-phone market. We also eliminated the Fund’s position in Laboratory Corp. of America, a clinical laboratory organization. One of the characteristics we had liked about this company was the significant free cash flow it generated. We grew concerned that the free cash flow was going to be employed toward an extensive acquisition strategy, which we viewed as less favorable than other shareholder value-creating opportunities that were available to the company, and so we exited the position.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, the Fund’s exposure to energy and financials increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in health care, information technology and utilities decreased.

How was the Fund positioned relative to its benchmark index at the end of December 2009?

At the end of December 2009, the Fund had overweighted positions relative to the Russell Index in the financials, energy, telecommunication services and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, consumer staples, information technology and materials and was rather neutrally weighted to the Index in consumer discretionary and utilities.

What is the Fund’s tactical view and strategy for the months ahead?

We were excited, at the end of December, to find ourselves with ample opportunities to buy quality businesses at deeply discounted valuations as we looked to the 2010 U.S. equity market. In our view, many quality stocks were inexpensive relative to their lower quality peers, a valuation gap we expect to narrow over time as we enter into a more normalized market environment. We expect earnings to accelerate due to economic improvement and unprecedented company level operating leverage driven by aggressive cost cutting, and for low borrowing costs to be a further tailwind to earnings. As investors refocus on fundamentals, we believe that 2010 will be a fertile environment in which to generate added value.

We continue to anticipate increased stock-level differentiation going forward, with the markets distinguishing quality companies with robust business models from those likely to remain challenged. We see prospects in select companies that we believe are poised to benefit from a scenario of lower competition, higher pricing and improved market share. We maintain our focus on quality companies trading at compelling valuations and believe that this long-term discipline will help us navigate volatile markets. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

Please note that effective April 30, 2010, the Fund will be renamed “Goldman Sachs Strategic Growth Fund”. The Fund’s investment objective, performance benchmark and anticipated fees and expenses will remain the same, but the investment strategies of the Fund will change. The investment focus will be on large-cap U.S. equity investments that are considered to be strategically positioned for consistent long-term growth. The Fund will seek to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Please see the supplement dated January 6, 2010 for additional information.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Portfolio Composition

TOP TEN PORTFOLIO HOLDINGS AS OF 12/31/09*

Holding	% of Net Assets	Line of Business

Apple, Inc.	4.7%	Technology Hardware & Equipment
Microsoft Corp.	3.9	Software & Services
Cisco Systems, Inc.	3.3	Technology Hardware & Equipment
PepsiCo, Inc.	3.3	Food, Beverage & Tobacco
The Procter & Gamble Co.	3.1	Household & Personal Products
American Tower Corp. Class A	3.1	Telecommunication Services
Johnson & Johnson	3.0	Pharmaceuticals, Biotechnology & Life Sciences
Oracle Corp.	3.0	Software & Services
Baxter International, Inc.	2.9	Health Care Equipment & Services
QUALCOMM, Inc.	2.6	Technology Hardware & Equipment

* Opinions expressed in this report represent our present opinion only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

FUND vs. BENCHMARK SECTOR ALLOCATION AS OF 12/31/091

1 The fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (’GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 3.4% of the Fund’s net assets at December 31, 2009.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Performance Summary
December 31, 2009

The following graph shows the value, as of December 31, 2009, of a $10,000 investment made on January 1, 2000 in the Institutional Shares at net asset value per share. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Capital Growth Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2000 through December 31, 2009.

Average Annual total Return through December 31, 2009	One Year	Five Years	Ten Years	Since Inception

Institutional (Commenced April 30, 1998)	47.75%	1.16%	−1.59%	1.77%
Service (Commenced January 9, 2006)	47.50%	n/a	n/a	−0.27%

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Schedule of Investments
December 31, 2009

Shares	Description	Value

Common Stocks – 98.4%

Banks – 1.1%
220,200	People’s United Financial, Inc.	$3,677,340

Capital Goods – 1.9%
78,494	ABB Ltd. ADR*	1,499,236
20,300	Danaher Corp.	1,526,560
53,130	United Technologies Corp.	3,687,753

		6,713,549

Commercial & Professional Services – 1.4%
210,800	Iron Mountain, Inc.*	4,797,808

Consumer Durables & Apparel – 1.5%
79,200	NIKE, Inc. Class B	5,232,744

Consumer Services – 3.0%
99,240	Marriott International, Inc. Class A(a)	2,704,290
80,800	McDonald’s Corp.	5,045,152
74,300	Starwood Hotels & Resorts Worldwide, Inc.	2,717,151

		10,466,593

Diversified Financials – 7.4%
19,200	CME Group, Inc.	6,450,240
83,200	JPMorgan Chase & Co.	3,466,944
103,000	Morgan Stanley	3,048,800
99,300	Northern Trust Corp.	5,203,320
184,900	SLM Corp.*	2,083,823
283,130	The Charles Schwab Corp.	5,328,507

		25,581,634

Energy – 7.8%
61,000	Cameron International Corp.*	2,549,800
23,500	EOG Resources, Inc.	2,286,550
155,700	Halliburton Co.	4,685,013
59,600	Occidental Petroleum Corp.	4,848,460
138,140	Schlumberger Ltd.	8,991,533
101,840	Suncor Energy, Inc.	3,595,970

		26,957,326

Food & Staples Retailing – 2.0%
114,300	Costco Wholesale Corp.	6,763,131

Food, Beverage & Tobacco – 5.4%
92,100	Kraft Foods, Inc. Class A	2,503,278
185,700	PepsiCo, Inc.	11,290,560
88,300	The Coca-Cola Co.	5,033,100

		18,826,938

Health Care Equipment & Services – 6.7%
167,700	Baxter International, Inc.	9,840,636
39,600	C. R. Bard, Inc.	3,084,840
40,200	Express Scripts, Inc.*	3,475,290
182,900	St. Jude Medical, Inc.*	6,727,062

		23,127,828
Household & Personal Products – 4.4%
135,300	Avon Products, Inc.	4,261,950
178,900	The Procter & Gamble Co.	10,846,707

		15,108,657

Materials – 1.3%
55,400	Praxair, Inc.	4,449,174

Media – 0.8%
96,874	Viacom, Inc. Class B*	2,880,064

Pharmaceuticals, Biotechnology & Life Sciences – 12.0%
102,000	Biogen Idec, Inc.*	5,457,000
99,628	Charles River Laboratories International, Inc.*(a)	3,356,467
120,953	Gilead Sciences, Inc.*	5,234,846
162,300	Johnson & Johnson	10,453,743
156,900	Merck & Co., Inc.	5,733,126
44,100	Shire PLC ADR	2,588,670
73,700	Teva Pharmaceutical Industries Ltd. ADR	4,140,466
96,300	Thermo Fisher Scientific, Inc.*	4,592,547

		41,556,865

Real Estate – 2.3%
586,400	CB Richard Ellis Group, Inc. Class A*	7,957,448

Retailing – 5.2%
254,140	Lowe’s Companies, Inc.	5,944,335
189,300	Staples, Inc.	4,654,887
149,000	Target Corp.	7,207,130

		17,806,352

Semiconductors & Semiconductor Equipment – 2.2%
238,000	Broadcom Corp. Class A*	7,485,100

Software & Services – 15.8%
57,040	Cognizant Technology Solutions Corp. Class A*	2,583,912
74,900	Equinix, Inc.*(a)	7,950,635
70,300	Global Payments, Inc.	3,786,358
11,308	Google, Inc. Class A*	7,010,734
437,168	Microsoft Corp.	13,329,252
425,500	Oracle Corp.	10,441,770
218,791	The Western Union Co.	4,124,210
59,900	Visa, Inc. Class A(a)	5,238,854

		54,465,725

Technology Hardware & Equipment – 12.0%
98,000	Amphenol Corp. Class A	4,525,640
77,700	Apple, Inc.*	16,383,822
474,790	Cisco Systems, Inc.*	11,366,472
196,191	QUALCOMM, Inc.	9,075,796

		41,351,730

The accompanying notes are an integral part of these financial statements.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Telecommunication Services – 4.2%
244,190	American Tower Corp. Class A*	$10,551,450
105,950	Crown Castle International Corp.*	4,136,288

		14,687,738

TOTAL COMMON STOCKS
(Cost $296,965,409)		$339,893,744

Shares	Rate	Value

Short-term Investment(b) – 1.9%

JPMorgan U.S. Government Money Market Fund – Capital Shares
6,398,071	0.049%	$6,398,071
(Cost $6,398,071)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $303,363,480)		$346,291,815

Securities Lending Reinvestment Vehicle(b)(c) – 3.4%

Boston Global Investment Trust – Enhanced Portfolio
11,689,237	0.107%	11,689,237
(Cost $11,677,654)

TOTAL INVESTMENTS – 103.7%
(Cost $315,041,134)		$357,981,052

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.7)%		(12,813,832)

NET ASSETS – 100.0%		$345,167,220

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(c)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Assets and Liabilities
December 31, 2009

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $303,363,480)(a)	$346,291,815
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $11,677,654)	11,689,237
Receivables:
Dividends	316,235
Fund shares sold	44,548
Securities lending income	273

Total assets	358,342,108

Liabilities:

Payables:
Payable upon return of securities loaned	11,762,910
Investment securities purchased	852,712
Amounts owed to affiliates	269,335
Fund shares redeemed	256,256
Accrued expenses	33,675

Total liabilities	13,174,888

Net Assets:

Paid-in capital	440,113,551
Accumulated net investment income	2,485
Accumulated net realized loss from investment transactions	(137,888,734)
Net unrealized gain on investments	42,939,918

NET ASSETS	$345,167,220

Net Assets:
Institutional	$125,258,008
Service	219,909,212

Total Net Assets	$345,167,220

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	11,502,613
Service	20,213,497

Net asset value, offering and redemption price per share:
Institutional	$10.89
Service	10.88

(a)	Includes loaned securities having a market value of $11,426,315.

The accompanying notes are an integral part of these financial statements.

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2009

Investment income:

Dividends(a)	$3,489,392
Securities lending income — affiliated issuer	46,848

Total investment income	3,536,240

Expenses:

Management fees	2,219,517
Distribution and Service fees — Service Shares	470,112
Printing fees	81,805
Professional fees	77,628
Transfer Agent fees(b)	59,182
Custody and accounting fees	37,860
Trustee fees	16,663
Other	22,476

Total expenses	2,985,243

Less — expense reductions	(1,699)

Net expenses	2,983,544

NET INVESTMENT INCOME	552,696

Realized and unrealized gain (loss) from investment transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers (including commissions recaptured of $45,498)	(46,001,050)
Securities lending reinvestment vehicle transactions — affiliated issuer	124,512
Net change in unrealized gain on:
Investments — unaffiliated issuers	160,758,281
Securities lending reinvestment vehicle — affiliated issuer	10,603

Net realized and unrealized gain from investment transactions	114,892,346

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$115,445,042

(a)	Foreign taxes withheld on dividends were $5,792.

(b)	Institutional and Service Shares had Transfer Agent fees of $21,576 and $37,606, respectively.

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statements of Changes in Net Assets

	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

From operations:

Net investment income	$552,696	$156,317
Net realized loss from investment transactions	(45,876,538)	(30,858,930)
Net change in unrealized gain (loss) on investments	160,768,884	(167,203,794)

Net increase (decrease) in net assets resulting from operations	115,445,042	(197,906,407)

Distributions to shareholders:

From net investment income
Institutional Shares	(442,989)	(178,949)
Service Shares	(360,499)	—

From return of capital
Institutional Shares	(53,630)	—
Service Shares	(43,643)	—

Total distributions to shareholders	(900,761)	(178,949)

From share transactions:

Proceeds from sales of shares	24,273,407	18,949,778
Reinvestment of distributions	900,761	178,949
Cost of shares redeemed	(57,699,129)	(73,313,122)

Net decrease in net assets resulting from share transactions	(32,524,961)	(54,284,395)

TOTAL INCREASE (DECREASE)	82,019,320	(252,369,751)

Net assets:

Beginning of year	263,147,900	515,517,651

End of year	$345,167,220	$263,147,900

Accumulated undistributed net investment income	$2,485	$251,205

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
				Net		Distributions							Ratio of		Ratio of
	Net asset	Net		realized		to shareholders		Net asset		Net assets,	Ratio of		total		net investment
	value,	investment		and	Total from	from net		value,		end of	net expenses		expenses		income (loss)		Portfolio
	beginning	income		unrealized	investment	investment		end of	Total	year	to average		to average		to average		turnover
Year — Share Class	of year	(loss)(a)		gain (loss)	operations	income		year	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 — Institutional	$7.40	$0.03		$3.50	$3.53	$(0.04	)(c)	$10.89	47.75%	$125,258	0.85%		0.85%		0.35%		64%
2009 — Service	7.39	0.01		3.50	3.51	(0.02	)(c)	10.88	47.50	219,909	1.10		1.10		0.10		64

2008 — Institutional	12.73	0.02		(5.34)	(5.32)	(0.01)		7.40	(41.67)	95,218	0.81		0.81		0.20		44
2008 — Service	12.73	(0.01)		(5.33)	(5.34)	—		7.39	(41.86)	167,930	1.06		1.06		(0.05)		44

2007 — Institutional	11.58	0.02	(d)	1.15	1.17	(0.02)		12.73	10.13	172,418	0.86	(e)	0.86	(e)	0.18	(d)(e)	53
2007 — Service	11.58	0.01	(d)	1.15	1.16	(0.01)		12.73	10.01	343,100	0.96	(e)	0.11	(e)	0.08	(d)(e)	53

2006 — Institutional	10.68	0.01		0.90	0.91	(0.01)		11.58	8.56	165,877	0.84		0.85		0.12		70
2006 — Service (Commenced January 9, 2006)	11.03	—	(f)	0.55	0.55	—	(f)	11.58	5.01	386,526	0.94	(g)	1.10	(g)	0.03	(g)	70

2005 — Institutional	10.39	0.02		0.29	0.31	(0.02)		10.68	2.94	168,054	0.90		0.90		0.15		35

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Includes a return of capital amounting to less than $0.005 per share.
(d)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.09% of average net assets.
(e)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements
December 31, 2009

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a management agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

F. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements (continued)
December 31, 2009

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2009, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

0.75%	0.68%	0.65%	0.64%	0.63%	0.75%

B. Distribution Agreement and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This expense limitation may be modified or terminated at any time at the option of GSAM. For the fiscal year ended December 31, 2009, GSAM did not make any reimbursements to the Fund. In addition, the Fund has entered into certain offset arrangements with the transfer agent resulting in a reduction of the Fund’s expenses. For the fiscal year ended December 31, 2009, transfer agent fees were reduced by approximately $1,700.
As of December 31, 2009, amounts owed to affiliates were approximately $217,400, $46,100 and $5,800 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — The Fund participates in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2009, the Fund did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2009, Goldman Sachs earned approximately $26,400 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

4. FAIR VALUE OF INVESTMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Fund’s investments categorized in the fair value hierarchy:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$339,893,744	$—	$—
Securities Lending Reinvestment Vehicle	—	11,689,237	—
Short-term Investments	6,398,071	—	—

Total	$346,291,815	$11,689,237	$—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2009, were $187,742,719 and $222,022,394, respectively.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2009, is reported as securities lending income. A portion of this amount, $20,189, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2009, GSAL earned $5,167 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of December 31, 2009 was $666,171.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements (continued)
December 31, 2009

6. SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Enhanced Portfolio for the fiscal year ended December 31, 2009 (in thousands):

Number of			Number of
Shares Held Beginning			Shares Held End	Value at End
of Fiscal Year	Shares Bought	Shares Sold	of Fiscal Year	of Fiscal Year

8,767	112,170	(109,248)	11,689	$11,689

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2009 was as follows:

	2008	2009

Distributions paid from:
Ordinary income	$178,949	$803,488

Tax return of capital	$—	$97,273

As of December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforward:[1]
Expiring 2010	$(59,269,469)
Expiring 2011	(1,064,803)
Expiring 2016	(23,475,963)
Expiring 2017	(43,438,215)

Total capital loss carryforward	$(127,248,450)

Timing differences (post-October losses)	(4,197,545)

Unrealized gain — net	36,499,664

Total accumulated losses — net	$(94,946,331)

[1]	Expiration occurs on December 31 of the year indicated. The Fund had capital loss carryforwards of approximately $92,315,000 that expired in the current fiscal year.

As of December 31, 2009, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$321,481,388

Gross unrealized gain	41,866,976
Gross unrealized loss	(5,367,312)

Net unrealized security gain	$36,499,664

The difference between GAAP-basis and tax-basis unrealized gains (losses) are attributable primarily to wash sales and differences related to the tax treatment of partnership investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $2,072 and $92,313,002 to accumulated undistributed net investment income and accumulated net realized loss from investment transactions, respectively, from paid-in-capital. These reclassifications have no impact on the net asset value of the Fund and result primarily from expired capital loss carryforwards and the difference in tax treatment of partnership investments.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

8. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB Accounting Standards Codification (“ASC”) 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through February 16, 2010, the date the financial statements were issued.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements (continued)
December 31, 2009

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2009		December 31, 2008
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,185,929	$10,504,936	1,326,309	$14,164,973
Reinvestment of distributions	45,729	496,619	25,195	178,949
Shares redeemed	(2,600,340)	(22,772,377)	(2,027,851)	(21,687,907)

	(1,368,682)	(11,770,822)	(676,347)	(7,343,985)

Service Shares
Shares sold	1,508,421	13,768,471	532,320	4,684,805
Reinvestment of distributions	37,214	404,142	—	—
Shares redeemed	(4,046,698)	(34,926,752)	(4,774,952)	(51,625,215)

	(2,501,063)	(20,754,139)	(4,242,632)	(46,940,410)

NET DECREASE	(3,869,745)	$(32,524,961)	(4,918,979)	$(54,284,395)

 18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Capital Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Capital Growth Fund (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and transfer agent, provides a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2010

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Fund Expenses — Six Month Period Ended December 31, 2009 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses
	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended
Share Class	7/01/09	12/31/09		12/31/09*
Institutional
Actual	$1,000	$1,214.80		$4.75
Hypothetical 5% return	1,000	1,020.92	+	4.33
Service
Actual	1,000	1,212.50		6.13
Hypothetical 5% return	1,000	1,019.66	+	5.60

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.85% and 1.10% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Trustees and Officers (Unaudited)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Patrick T. Harker Age: 51	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2009, the Trust consisted of 11 portfolios, Goldman Sachs Trust consisted of 83 portfolios (of which 82 offered shares to the public) and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07032 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 32 Old Slip New York, NY 10005 Age: 38	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2009, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Capital Growth Fund qualify for the dividends received deduction available to corporations.

 24

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider the Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Capital Growth Fund.

Copyright 2010 Goldman, Sachs & Co. All rights reserved.

VITCGAR10/32204.MF.TMPL/02-10

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Mid Cap Value Fund

Annual Report
December 31, 2009

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Value Portfolio Management Team discusses the Fund’s performance and positioning for the 12 months ended December 31, 2009.

How did the Goldman Sachs Mid Cap Value Fund (the “Fund”) perform during the annual period ended December 31, 2009 (the “Reporting Period”)?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 33.15% and 32.78%, respectively. These returns compare to the 34.21% average annual total return of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equity markets oscillated between extremes of fear and exuberance in 2009. The credit crisis from 2008 spilled into the first quarter, as the nation’s financial system experienced an extremely challenging period. As governments around the world coordinated a response to the financial crisis, the likelihood of failure was reduced for many companies. Stocks rallied sharply off of a March 9th trough into the second and third quarters. Propelled by investors’ renewed appetite for risk, the equity markets were driven higher by the most battered names from the first quarter. The U.S. equity markets continued to experience gains through the end of the year, though in a less pronounced manner. The economy continued to show encouraging signs of stabilization and improvement during the fourth quarter. However, despite some positive economic data, concerns about the elevated unemployment rate of 10%, the Federal Reserve’s stance on interest rates, and the strength of the U.S. dollar weighed somewhat on the markets during these last months of the year. Still, for the Reporting Period overall, the S&P 500 Index gained 26.46% in a broad-based rally, its best annual gain since 2003, though still significantly down from its 2007 peak.

While growth stocks outpaced the gains of value stocks across the capitalization spectrum, within the value space, mid-cap stocks experienced the most dramatic rise in 2009, with gains that exceeded those of the S&P 500 Index. Market trends were particularly pronounced in the Russell Index. Over 40% of the Russell Index consists of the consumer discretionary and financials sectors, which climbed more than 148% and 91%, respectively, from March 9th lows through the end of December 2009. These sectors contain some of the most credit- or economically-sensitive companies, including real estate investment trusts (REITs), retailers, autos, media and hotels, many of which rebounded dramatically in the recent rally despite the absence of catalysts or improving fundamentals.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Throughout this market cycle, our disciplined focus on quality, cash generating companies with strong balance sheets and disciplined management teams has led to strong performance. Consistent with the historical patterns of our strategy, our quality-biased approach served the Fund well as markets declined during the first quarter of 2009, but was challenged in the subsequent euphoric environment post-March 9th. Thus, despite the extreme rally that was particularly pronounced in the mid-cap segment of the U.S. equity market, the Fund finished the year lagging the Russell Index. Sector allocation overall positively contributed to the Fund’s performance during the Reporting Period. Only partially offsetting this positive was the modestly detracting effect of stock selection overall.

Which equity market sectors most significantly affected Fund performance?

Stock selection in the materials and energy sectors helped the Fund’s performance most. Having a modestly underweighted allocation to financials, which significantly lagged the Russell Index, and overweighted positions in the energy and health care sectors, which substantially outpaced the Russell Index, also contributed positively to the Fund’s results. Detracting from the Fund’s performance was weak stock selection in the consumer discretionary, information technology, health care, and consumer staples sectors.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from overweighted positions in oil and natural gas producer Range Resources, electronic connectors manufacturer Amphenol, offshore drilling and production equipment manufacturer Dril-Quip, independent oil and gas exploration and production company Newfield Exploration and industrial chemicals and gas manufacturer Air Products & Chemicals.

Range Resources, a low cost, high margin natural gas producer, was a top contributor, as the company reported incremental positive exploration activity. The Fund also benefited from its holding in Amphenol. Amphenol’s shares rose upon strong consistent execution by its management, including cost control and profit margin maintenance, despite an approximately 20% decline in revenues. The company’s stock price was also buoyed by ongoing market share gains. Dril-Quip’s strong performance can be attributed to the fact that sales of sub-sea energy-related equipment remained strong, and Dril-Quip was able to grow its year-over-year earnings. Newfield Exploration’s shares were boosted both by improving energy prices toward the end of the year and by the announcement of a major acquisition in the industry, signaling potential future consolidation. Shares of Air Products & Chemicals gained ground on a combination of long-term contracts, stable pricing and high barriers to entry. We sold the Fund’s position in Air Products & Chemicals by the end of the Reporting Period, taking profits.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweighted positions in insurance underwriter W.R. Berkley, tax services provider H&R Block and integrated electric power companies Entergy and PPL, as well as an underweighted position in automobile manufacturer Ford Motor.

Shares of W.R. Berkley declined after industry pricing trends suggested a later-than-expected pricing cycle. H&R Block, the biggest U.S. tax preparer, was challenged, as consumer volume was lighter than expected. Shares of Entergy and PPL lagged the gains of the market due primarily to pricing pressures amidst broad utility sector weakness, despite sizeable free cash flows and strong balance sheets. Ford Motor actually generated triple-digit gains during the Reporting Period, boosted by the “cash for clunkers” program earlier in the year and by the fact that it emerged as the sole American automaker in a position to survive the steepest sales downturn in decades without a government bailout. The Fund’s underweighted position in this strong performer thus detracted from relative performance. By the end of the Reporting Period, we had eliminated the Fund’s positions in H&R Block and Entergy.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, the Fund established new positions in energy exploration and production company Whiting Petroleum, iron ore producer Cliffs Natural Resources, steel producer United States Steel, health insurance company Aetna and specialty chemical producer Huntsman.

We liked Whiting Petroleum because we believe this company should benefit from the favorable near-term supply/demand imbalance in oil. We also added to our positions in several materials companies, including Cliffs Natural Resources, United States Steel and Huntsman, because we felt these stocks would benefit from ongoing economic recovery and had high operating leverage. Aetna is one of the nation’s largest diversified health care benefits companies, serving approximately 36.5 million people through a broad range of traditional and consumer-directed health insurance products. We initiated a position in Aetna because we believe that as the company moves to close gap, or differential, between its costs and its pricing during the coming year, its stock should benefit from resolving this imbalance.

In addition to those sales already mentioned, in the health care sector we eliminated the Fund’s position in Laboratory Corp. of America, taking profits. We exited the Fund’s position in oil and gas exploration and production company EOG Resources, taking profits, as the stock had benefited from global oil demand growth as the economy continued to recover. In utilities, we eliminated the Fund’s investment in integrated electric utility PG&E. This defensive stock had indeed held up well during the worst of the market downturn, and we sold out of it in June, taking profits. We eliminated the Fund’s position in Iron Mountain, a leader in records management, data storage and online backup, as the company’s near-term revenue growth was challenged by the economic environment. We sold the Fund’s position in multimedia conglomerate Viacom, taking profits as the stock had performed well in the portfolio for the year.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, the Fund’s exposure to health care, consumer staples, industrials and utilities decreased relative to the Russell Index. The Fund’s allocations compared to the benchmark index in financials, energy and materials increased.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

How was the Fund positioned relative to its benchmark index at the end of December 2009?

At the end of December 2009, the Fund had overweighted positions relative to the Russell Index in the energy, materials and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, utilities and industrials and was rather neutrally weighted to the Russell Index in financials, health care, information technology, and telecommunication services.

What is the Fund’s tactical view and strategy for the months ahead?

We were excited, at the end of December, to find ourselves with ample opportunities to buy quality businesses at deeply discounted valuations as we looked to the 2010 U.S. equity market. In our view, many quality stocks were inexpensive relative to their lower quality peers, a valuation gap we expect to narrow over time as we enter into a more normalized market environment. We expect earnings to accelerate due to economic improvement and unprecedented company level operating leverage driven by aggressive cost cutting and for low borrowing costs to be a further tailwind to earnings. As investors refocus on fundamentals, we believe that 2010 will be a fertile environment in which to generate added value.

We continue to anticipate increased stock-level differentiation going forward, with the markets distinguishing quality companies with robust business models from those likely to remain challenged. We see prospects in select companies that we believe are poised to benefit from a scenario of lower competition, higher pricing and improved market share. We maintain our focus on quality companies trading at compelling valuations and believe that this long-term discipline will help us navigate volatile markets. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

Portfolio Composition

TOP TEN PORTFOLIO HOLDINGS AS OF 12/31/09*

Holding	% of Net Assets	Line of Business

Newfield Exploration Co.	2.9%	Energy
DISH Network Corp. Class A	2.2	Media
W.R. Berkley Corp.	2.1	Insurance
Invesco Ltd.	1.9	Diversified Financials
Whiting Petroleum Corp.	1.7	Energy
PPL Corp.	1.6	Utilities
Cliffs Natural Resources, Inc.	1.6	Materials
Newell Rubbermaid, Inc.	1.6	Consumer Durables & Apparel
United States Steel Corp.	1.6	Materials
CommScope, Inc.	1.5	Technology Hardware & Equipment

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

FUND VS. BENCHMARK SECTOR ALLOCATION AS OF 12/31/091

1 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (’GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 7.4% of the Fund’s net assets at December 31, 2009.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary
December 31, 2009

The following graph shows the value, as of December 31, 2009, of a $10,000 investment made on January 1, 2000 in the Institutional Shares at net asset value per share. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2000 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Five Years	Ten Years	Since Inception

Institutional (Commenced May 1, 1998)	33.15%	2.54%	9.87%	6.97%
Service (Commenced January 9, 2006)	32.78%	n/a	n/a	−0.73%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments
December 31, 2009

Shares	Description	Value

Common Stocks – 97.9%

Automobiles & Components – 2.0%
436,500	Harley-Davidson, Inc.	$10,999,800
296,759	Johnson Controls, Inc.	8,083,715

		19,083,515

Banks – 4.4%
408,600	Comerica, Inc.	12,082,302
347,831	First Horizon National Corp.*	4,660,929
112,530	M&T Bank Corp.(a)	7,527,132
1,302,500	Marshall & Ilsley Corp.	7,098,625
519,500	SunTrust Banks, Inc.	10,540,655

		41,909,643

Capital Goods – 5.9%
263,000	BE Aerospace, Inc.*	6,180,500
154,294	Cooper Industries PLC Class A	6,579,096
213,700	Cummins, Inc.	9,800,282
197,581	Eaton Corp.	12,570,103
8,600	Fluor Corp.	387,344
184,254	Parker Hannifin Corp.	9,927,606
185,500	Pentair, Inc.	5,991,650
120,800	Snap-On, Inc.	5,105,008

		56,541,589

Commercial & Professional Services – 1.8%
323,700	Corrections Corp of America*	7,946,835
320,961	Republic Services, Inc.	9,086,406

		17,033,241

Consumer Durables & Apparel – 3.5%
80,100	Fossil, Inc.*	2,688,156
84,900	Mohawk Industries, Inc.*	4,041,240
1,020,900	Newell Rubbermaid, Inc.	15,323,709
16,300	NVR, Inc.*(a)	11,584,573

		33,637,678

Consumer Services – 0.8%
204,000	Starwood Hotels & Resorts Worldwide, Inc.	7,460,280

Diversified Financials – 4.7%
792,100	Invesco Ltd.	18,606,429
496,200	Janus Capital Group, Inc.	6,673,890
283,200	Raymond James Financial, Inc.	6,731,664
1,149,030	SLM Corp.*	12,949,568

		44,961,551

Energy – 11.9%
277,400	Atlas Energy, Inc.	8,369,158
245,100	Concho Resources, Inc.*	11,004,990
51,600	Core Laboratories NV	6,094,992
244,402	Dril-Quip, Inc.*	13,803,825
440,700	EXCO Resources, Inc.	9,356,061
573,428	Newfield Exploration Co.*	27,656,433
296,300	Oil States International, Inc.*	11,641,627
194,411	Range Resources Corp.	9,691,388
229,700	Whiting Petroleum Corp.*	16,412,065

		114,030,539
Food & Staples Retailing – 0.7%
201,100	BJ’s Wholesale Club, Inc.*	6,577,981

Food, Beverage & Tobacco – 1.7%
233,700	Molson Coors Brewing Co. Class B(a)	10,553,892
91,700	The J.M. Smucker Co.	5,662,475

		16,216,367

Health Care Equipment & Services – 4.3%
440,300	Aetna, Inc.	13,957,510
121,000	C.R. Bard, Inc.	9,425,900
95,170	Edwards Lifesciences Corp.*	8,265,515
249,500	Kinetic Concepts, Inc.*(a)	9,393,675

		41,042,600

Household & Personal Products – 0.5%
77,339	The Clorox Co.	4,717,679

Insurance – 12.3%
120,794	Arch Capital Group Ltd.*	8,642,811
156,089	Everest Re Group Ltd.	13,373,706
614,400	Genworth Financial, Inc. Class A*	6,973,440
536,300	Hartford Financial Services Group, Inc.	12,474,338
192,600	Lincoln National Corp.	4,791,888
565,400	Marsh & McLennan Companies, Inc.	12,484,032
614,300	Principal Financial Group, Inc.	14,767,772
710,100	The Progressive Corp.*	12,774,699
826,499	W.R. Berkley Corp.	20,364,935
622,800	XL Capital Ltd. Class A	11,415,924

		118,063,545

Materials – 9.0%
337,000	Cliffs Natural Resources, Inc.	15,532,330
168,511	FMC Corp.	9,396,173
1,258,900	Huntsman Corp.	14,212,981
416,200	International Paper Co.	11,145,836
269,200	Pactiv Corp.*	6,498,488
139,200	Terra Industries, Inc.	4,480,848
273,800	United States Steel Corp.(a)	15,091,856
181,300	Vulcan Materials Co.(a)	9,549,071

		85,907,583

Media – 3.5%
942,709	CBS Corp. Class B	13,245,061
994,500	DISH Network Corp. Class A	20,655,765

		33,900,826

Pharmaceuticals, Biotechnology & Life Sciences – 0.8%
140,300	Biogen Idec, Inc.*	7,506,050

Real Estate Investment Trust – 6.5%
128,918	Alexandria Real Estate Equities, Inc.(a)	8,288,138
101,900	AvalonBay Communities, Inc.	8,367,009
174,202	Boston Properties, Inc.	11,683,728
167,600	Digital Realty Trust, Inc.(a)	8,426,928
448,800	Douglas Emmett, Inc.	6,395,400

The accompanying notes are an integral part of these financial statements.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trust – (continued)

91,400	Essex Property Trust, Inc.(a)	$7,645,610
991,215	Host Hotels & Resorts, Inc.*	11,567,475

		62,374,288

Retailing – 3.4%
289,701	J.C. Penney Co., Inc.	7,708,944
824,300	Liberty Media Corp. – Interactive Class A*	8,935,412
181,400	The TJX Companies, Inc.	6,630,170
263,200	Urban Outfitters, Inc.*(a)	9,209,368

		32,483,894

Semiconductors & Semiconductor Equipment – 1.7%
1,078,700	ON Semiconductor Corp.*	9,503,347
587,500	Teradyne, Inc.*(a)	6,303,875

		15,807,222

Software & Services – 2.5%
638,300	IAC/InterActiveCorp*	13,072,384
661,800	Parametric Technology Corp.*	10,813,812

		23,886,196

Technology Hardware & Equipment – 3.4%
144,069	Amphenol Corp. Class A	6,653,106
557,800	CommScope, Inc.*	14,798,434
156,500	Lexmark International, Inc. Class A*	4,065,870
355,700	QLogic Corp.*	6,712,059

		32,229,469

Telecommunication Services – 2.5%
191,258	CenturyTel, Inc.	6,925,452
683,500	Clearwire Corp. Class A*(a)	4,620,460
3,434,000	Sprint Nextel Corp.*	12,568,440

		24,114,352

Transportation – 1.4%
214,500	Kansas City Southern*	7,140,705
159,000	Ryder System, Inc.	6,546,030

		13,686,735

Utilities – 8.7%
161,500	Alliant Energy Corp.	4,886,990
684,995	CMS Energy Corp.(a)	10,727,022
409,699	DPL, Inc.	11,307,692
376,433	Edison International	13,092,340
149,962	FirstEnergy Corp.	6,965,735
124,300	Great Plains Energy, Inc.	2,410,177
103,395	Northeast Utilities	2,666,557
466,203	NV Energy, Inc.	5,771,593
85,400	Pinnacle West Capital Corp.	3,123,932
481,901	PPL Corp.	15,570,221
96,000	SCANA Corp.	3,617,280
163,300	Xcel Energy, Inc.	3,465,226

		83,604,765

TOTAL COMMON STOCKS
(Cost $824,609,847)		$936,777,588

			Expiration
Units	Description		Month	Value

Right* – 0.0%

Telecommunication Services – 0.0%
$683,500	Clearwire Corp.(a	)	06/10	$273,400
(Cost $0)

Shares	Rate	Value

Short-term Investment(b) – 2.1%

JPMorgan U.S. Government Money Market Fund – Capital Shares
19,826,737	0.049%	$19,826,737
(Cost $19,826,737)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $844,436,584)		$956,877,725

Securities Lending Reinvestment Vehicle(b)(c) – 7.4%

Boston Global Investment Trust – Enhanced Portfolio
70,461,534	0.107%	$70,461,535
(Cost $70,393,870)

TOTAL INVESTMENTS – 107.4%
(Cost $914,830,454)		$1,027,339,260

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.4)%		(70,561,460)

NET ASSETS – 100.0%		$956,777,800

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(c)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities
December 31, 2009

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $844,436,584)(a)	$956,877,725
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $70,393,870)	70,461,535
Cash	14,853
Receivables:
Investment securities sold	3,421,103
Dividends	1,214,706
Fund shares sold	33,304
Securities lending income	20,164

Total assets	1,032,043,390

Liabilities:

Payables:
Payable upon return of securities loaned	70,650,175
Investment securities purchased	3,203,715
Fund shares redeemed	690,153
Amounts owed to affiliates	688,012
Accrued expenses	33,535

Total liabilities	75,265,590

Net Assets:

Paid-in capital	1,210,687,151
Accumulated undistributed net investment income	2,682,726
Accumulated net realized loss from investment transactions	(369,100,883)
Net unrealized gain on investments	112,508,806

NET ASSETS	$956,777,800

Net Assets:
Institutional	$834,375,683
Service	122,402,117

Total Net Assets	$956,777,800

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	73,519,732
Service	10,764,698

Net asset value, offering and redemption price per share:
Institutional	$11.35
Service	11.37

(a)	Includes loaned securities having a market value of $68,237,249.

The accompanying notes are an integral part of these financial statements.

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2009

Investment income:

Dividends(a)	$19,384,231
Securities lending income — affiliated issuer	397,550

Total investment income	19,781,781

Expenses:

Management fees	6,838,817
Distribution and Service fees — Service Shares	274,288
Transfer Agent fees(b)	170,956
Printing fees	126,870
Professional fees	80,198
Custody and accounting fees	59,121
Trustee fees	16,663
Other	50,765

Total expenses	7,617,678

Less — expense reductions	(5,918)

Net expenses	7,611,760

NET INVESTMENT INCOME	12,170,021

Realized and unrealized gain (loss) from investment transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers (including commissions recaptured of $322,877)	(146,488,872)
Securities lending reinvestment vehicle transactions — affiliated issuer	902,075
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	380,236,186
Securities lending reinvestment vehicle — affiliated issuer	(89,892)

Net realized and unrealized gain from investment transactions	234,559,497

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$246,729,518

(a)	Foreign taxes withheld on dividends were $980.

(b)	Institutional and Service Shares had Transfer Agent fees of $149,015 and $21,941, respectively.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

From operations:

Net investment income	$12,170,021	$15,229,693
Net realized loss from investment transactions	(145,586,797)	(194,282,032)
Payments by affiliate relating to certain investment transactions	—	143,867
Net change in unrealized gain (loss) on investments	380,146,294	(370,227,817)

Net increase (decrease) in net assets resulting from operations	246,729,518	(549,136,289)

Distributions to shareholders:

From net investment income
Institutional Shares	(13,210,185)	(11,191,862)
Service Shares	(1,663,339)	(1,243,513)
From net realized gains
Institutional Shares	—	(2,004,006)
Service Shares	—	(300,378)

Total distributions to shareholders	(14,873,524)	(14,739,759)

From share transactions:

Proceeds from sales of shares	41,603,690	67,763,165
Reinvestment of distributions	14,873,524	14,739,759
Cost of shares redeemed	(191,673,776)	(442,712,207)

Net decrease in net assets resulting from share transactions	(135,196,562)	(360,209,283)

TOTAL INCREASE (DECREASE)	96,659,432	(924,085,331)

Net assets:

Beginning of year	860,118,368	1,784,203,699

End of year	$956,777,800	$860,118,368

Accumulated undistributed net investment income	$2,682,726	$5,384,969

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations				Distributions to shareholders
				Net										Ratio of		Ratio of
	Net asset			realized					Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		and	Total from	From net	From net		value,		end of	net expenses		expenses		income to		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	year	to average		to average		average		turnover
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 - Institutional	$8.66	$0.14	(c)	$2.73	$2.87	$(0.18)	$—	$(0.18)	$11.35	33.15%	$834,376	0.86%		0.86%		1.46	%(c)	111%
2009 - Service	8.68	0.12	(c)	2.73	2.85	(0.16)	—	(0.16)	11.37	32.78	122,402	1.11		1.11		1.21	(c)	111

2008 - Institutional	14.02	0.14	(d)	(5.34)	(5.20)	(0.14)	(0.02)	(0.16)	8.66	(36.97)	748,682	0.84		0.84		1.16	(d)	93
2008 - Service	14.03	0.11	(d)	(5.34)	(5.23)	(0.10)	(0.02)	(0.12)	8.68	(37.13)	111,437	1.09		1.09		0.91	(d)	93

2007 - Institutional	16.09	0.14	(e)	0.39	0.53	(0.13)	(2.47)	(2.60)	14.02	3.20	1,559,013	0.87	(f)	0.87	(f)	0.85	(e)(f)	84
2007 - Service	16.09	0.12	(e)	0.40	0.52	(0.11)	(2.47)	(2.58)	14.03	3.16	225,190	0.97	(f)	1.12	(f)	0.75	(e)(f)	84

2006 - Institutional	15.53	0.13		2.39	2.52	(0.16)	(1.80)	(1.96)	16.09	16.16	1,673,896	0.86		0.87		0.80		57
2006 - Service (Commenced January 9, 2006)	15.96	0.12		1.95	2.07	(0.14)	(1.80)	(1.94)	16.09	12.91	273,903	0.96	(g)	1.12	(g)	0.72	(g)	57

2005 - Institutional	15.28	0.13		1.82	1.95	(0.10)	(1.60)	(1.70)	15.53	12.83	1,430,814	0.87		0.87		0.83		53

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.37% of average net assets.
(d)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.11% of average net assets.
(e)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.06% of average net assets.
(f)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements
December 31, 2009

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a management agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

F. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2009

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2009, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

0.80%	0.72%	0.68%	0.67%	0.80%

B. Distribution Agreement and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This expense limitation may be modified or terminated at any time at the option of GSAM. For the fiscal year ended December 31, 2009, GSAM did not make any reimbursements to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction of the Fund’s expenses. For the fiscal year ended December 31, 2009, transfer agent fees were reduced by approximately $5,900.
As of December 31, 2009, amounts owed to affiliates were approximately $646,100, $25,800 and $16,100 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — The Fund participates in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2009, the Fund did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2009, Goldman Sachs earned approximately $127,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

4. FAIR VALUE OF INVESTMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Fund’s investments categorized in the fair value hierarchy:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$936,777,588	$273,400	$—
Securities Lending Reinvestment Vehicle	—	70,461,535	—
Short-term Investments	19,826,737	—	—

Total	$956,604,325	$70,734,935	$—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2009, were $932,361,818 and $1,078,709,085, respectively.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2009, is reported as securities lending income. A portion of this amount, $54,552, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2009, GSAL earned $44,050 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of December 31, 2009 was $1,992,875.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2009

6. SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Enhanced Portfolio for the fiscal year ended December 31, 2009 (in thousands):

Number of			Number of
Shares Held Beginning			Shares Held End of	Value at End
of Fiscal Year	Shares Bought	Shares Sold	Fiscal Year	of Fiscal Year

69,764	396,560	(395,862)	70,462	$70,462

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2009 was as follows:

	2008	2009

Distributions paid from:
Ordinary income	$12,514,758	$14,873,524
Net long-term capital gains	2,225,001	—

Total taxable distributions	$14,739,759	$14,873,524

As of December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,417,338

Capital loss carryforward:[1]
Expiring 2016	(145,363,026)
Expiring 2017	(198,236,490)

Total capital loss carryforward	$(343,599,516)

Timing differences (post - October losses and certain REIT dividends)	(7,600,344)

Unrealized gains — net	94,873,171

Total accumulated losses — net	$(253,909,351)

[1]	Expiration occurs on December 31 of the year indicated.

As of December 31, 2009, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$932,466,089

Gross unrealized gain	114,165,922
Gross unrealized loss	(19,292,751)

Net unrealized security gain	$94,873,171

The difference between GAAP-basis and tax basis unrealized losses are attributable primarily to wash sales and differences related to the tax treatment of partnership investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $1,260 from accumulated net realized loss from investment transactions to accumulated undistributed net investment income. This reclassification has no impact on the net asset value of the Fund and result primarily from the difference in tax treatment of partnership investments.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

8. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB Accounting Standards Codification (“ASC”) 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through February 16, 2010, the date the financial statements were issued.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2009

11. SUMMARY OF SHARE TRANSACTIONS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2009		December 31, 2008
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	4,258,252	$39,092,639	6,105,718	$65,852,855
Reinvestment of distributions	1,159,806	13,210,185	1,623,108	13,195,869
Shares redeemed	(18,316,480)	(168,736,934)	(32,499,851)	(399,001,871)

	(12,898,422)	(116,434,110)	(24,771,025)	(319,953,147)

Service Shares
Shares sold	270,915	2,511,051	179,463	1,910,310
Reinvestment of distributions	145,779	1,663,339	189,434	1,543,890
Shares redeemed	(2,486,621)	(22,936,842)	(3,588,997)	(43,710,336)

	(2,069,927)	(18,762,452)	(3,220,100)	(40,256,136)

NET DECREASE	(14,968,349)	$(135,196,562)	(27,991,125)	$(360,209,283)

 18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Mid Cap Value Fund (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, brokers, and transfer agent, provides a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2010

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses—Six Month Period Ended December 31, 2009 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				For the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	7/01/09	12/31/09		12/31/09*
Institutional
Actual	$1,000	$1,267.10		$4.91
Hypothetical 5% return	1,000	1,020.87	+	4.38

Service
Actual	1,000	1,265.10		6.34
Hypothetical 5% return	1,000	1,019.61	+	5.65

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86% and 1.11% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Patrick T. Harker Age: 51	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2009, the Trust consisted of 11 portfolios, Goldman Sachs Trust consisted of 83 portfolios (of which 82 offered shares to the public) and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07032 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 32 Old Slip New York, NY 10005 Age: 38	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2009, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Mid Cap Value Fund qualify for the dividends received deduction available to corporations.

 24

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers,Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital international Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider the Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.
Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund.

Copyright 2010 Goldman, Sachs & Co. All rights reserved.
VITMCAR10/32206 MF/02-10

Goldman
Sachs Variable Insurance Trust

                               Goldman Sachs
                               Strategic International Equity Fund

Annual Report
December 31, 2009

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs International Equity Portfolio Management Team discusses the Fund’s performance and positioning for the 12 months ended December 31, 2009.

How did the Goldman Sachs Strategic International Equity Fund (the “Fund”) perform during the annual period ended December 31, 2009 (the “Reporting Period”)?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 28.69% and 28.37%, respectively. These returns compare to the 32.46% average annual total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested) (the “MSCI EAFE Index”) during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

During the Reporting Period, international equity markets rallied strongly with double-digit gains, but experienced volatile swings as the economic and financial crises dominated the first quarter of 2009, only to give way to signs of stabilization and potential recovery beginning in the spring of 2009.

In the first months of 2009, concerns about the financial health of banks and insurance companies, as well as a drumbeat of negative economic data points, drove challenging performance across geographies. Announcements of government intervention and ratings downgrades heightened fears of insolvency and further bad debt exposures. Sharply negative Gross Domestic Product (“GDP”) figures and discouraging unemployment trends were prevalent in the U.S. and Europe. In China, concerns about demand and manufacturing data added to the bleak view.

By the end of the first quarter of 2009, however, international equity markets began to trade higher on speculation that the worst of the downturn was over. With encouraging results from financial stress tests and a number of better-than-expected corporate earnings reports, the international equity markets, as measured by the MSCI EAFE Index, soared more than 49.85% during the second and third quarters, following a 13.95% loss during the fourth quarter. A series of economic data points, including incrementally better housing and manufacturing data, indicated economic stabilization and possible recovery, boosting investor confidence and propelling equity markets higher into the last months of 2009. The MSCI EAFE Index returned 1.80% during the fourth quarter of the year, as the rally slowed with developed market economies continuing to rebound but at a slower pace than in the U.S.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund moderately trailed the MSCI EAFE Index due primarily to security selection and sector allocation. Regional allocation and country selection as a whole contributed positively to the Fund’s relative results.

Which regions most significantly affected Fund performance?

Security selection and having a modestly underweighted position in Japan contributed most positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period. Having exposure to the emerging markets, though a modest position, also helped. Conversely, individual security selection in Europe detracted most from relative performance. Also hurting the Fund’s results somewhat was having a moderately underweighted allocation to developed Asia ex-Japan. Holding a position in cash hurt the Fund’s results as well, as the MSCI EAFE rallied strongly during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Security selection within the information technology, energy and utilities sectors contributed positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period. Having underweighted positions compared to the benchmark index in utilities and telecommunication services also helped. Detracting from the Fund’s results was security selection in the consumer staples, materials and consumer discretionary sectors. Also hurting the Fund’s performance was

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

having modestly underweighted exposure to the financials and materials sectors, which outpaced the MSCI EAFE during the Reporting Period, and having an overweighted allocation to health care, which lagged.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the MSCI EAFE Index from positions in U.K. software and services company Autonomy, Italian diversified financials firm Azimut Holding, Hong Kong diversified banking institution HSBC Holdings, U.K. energy company Venture Production, and Hong Kong real estate developer Sun Hung Kai Properties.

Shares of Autonomy, whose technology allows enterprises and governments to search media files in a conceptual rather than structural manner, rose on announcements of new contract wins, better-than-expected full year results and an accretive acquisition during the Reporting Period. We eliminated the Fund’s position in Autonomy by the end of the Reporting Period, taking profits. Shares of Italian asset manager Azimut Holding rebounded strongly from 2008 lows amid a rising equity market and widespread strength in the financials sector. Global banking group HSBC’s performance was representative of the general strength in banks. Its valuation was similar to that of the sector overall, but its excellent franchise, strong deposit base and capital levels were important differentiators compared to those of many of its peers. While many banks generated loan growth through government funding, HSBC self-funded its loan book through its deposit base.

Shares of oil exploration and production company Venture Production surged early in 2009, after management announced a strong rise in 2008 net income due to record oil prices and higher output. The company also benefited from merger and acquisition speculation. Sun Kung Kai Properties, Asia’s largest property developer, saw its shares surge after the company reaffirmed its sales target for the year and on the affirmation of its strong credit rating in late March. The company also benefited from broad strength in the Chinese economy and Chinese property market, which in turn were bolstered by the Chinese government’s stimulus package.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in French media conglomerate Vivendi, Japanese rail transportation services company and real estate operator East Japan Railway, and Japanese utility Kansai Electric Power. Also, holding only modest positions in U.K. commercial banking giant Barclays and Swiss pharmaceutical manufacturer Novartis detracted from relative performance.

The Fund’s position in Vivendi reflected our rather defensive positioning within the wide-ranging consumer discretionary sector. However, its shares underperformed due to reduced earnings, concerns that there might be another entrant into the French mobile phone market and some competitive pressures in the pay-TV side of its business. East Japan Railway was historically viewed as being a defensive holding during recessionary times. However, the company released passenger data during the year that indicated lower-than-expected ridership levels, which put downward pressure on its share price. Its stock was also hurt by press announcements surrounding the misuse of river water for power generation and a reduction in weekend highway fees. Shares of Kansai Electric Power, which generates electricity from hydroelectric, thermal, geothermal and nuclear power sources, lagged due to reports of downward earnings revisions.

Barclays performed well during the rally in the financials sector, and thus the Fund’s underweighted position in the British financial services firm detracted from relative performance. Similarly, Novartis rebounded strongly during the third quarter, but based on weakness during the first half of the year, the Fund was underweighted in the Swiss pharmaceutical company and therefore did not participate fully in the stock’s rally.

Did the Fund make any significant purchases or sales during the Reporting Period?

We established new positions during the fiscal year in Australian mining company Rio Tinto, Finnish wireless equipment company Nokia, Swiss agricultural chemicals manufacturer Syngenta, German health care and sciences conglomerate Bayer, and Netherlands-based printing and publishing firm Reed Elsevier.

We initiated a position in Rio Tinto, the second largest global mining company, because at the time of purchase, we believed its valuation was significantly discounted relative to the mining sector overall. In addition, Rio Tinto’s assets in iron ore and copper are world class. Thus, even in an extended economic downturn, its operations should generate significant cash. We liked Nokia because we believed, at the time of purchase, that its stock would benefit from the telecommunications company’s capacity for increased market share, particularly in the U.S., and its improved product portfolio, including smart phones.

Syngenta is focused on crop protection and genetically modified seed production. As such, we believe Syngenta is well positioned in a consolidated industry and view the long-term fundamentals surrounding agriculture in both the developed

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

and emerging economies to be attractive. We initiated a position in Bayer primarily due to our favorable view of the company’s new chief executive officer, particularly with regard to his track record of improving profitability and allocating shareholder capital. We were also encouraged by Bayer’s strong pharmaceutical pipeline and improving material sciences business. We established a new position in Reed Elsevier, as we believe the market was neglecting the consistent growth and high returns of the company’s core businesses, which are based in high barriers-to-entry markets with limited existing competition. In addition, we are confident in the ability of the firm’s management team to unlock additional value.

In addition to those sales already mentioned, we eliminated the Fund’s positions in U.K. human resources firm Capita Group, German integrated electric utility E.ON, French multimedia conglomerate Vivendi, U.K. diversified mining company BHP Billiton, and French integrated oil company Total.

We eliminated the Fund’s positions in Capita Group, E.ON, BHP Billiton and Total to make room in the portfolio for what we considered to be more attractive risk/reward opportunities. In the case of Vivendi, we still saw value in Vivendi’s core businesses, as, in our view, that value had not yet been fully recognized by the market. However, we were concerned that the company may seek to make dilutive acquisitions in the near term and thus we eliminated the Fund’s position in Vivendi’s stock, preferring to seek opportunities elsewhere in the media industry.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we increased the Fund’s weightings in consumer discretionary and telecommunication services and decreased its exposure to consumer staples, financials, materials and utilities. From a regional perspective, we reduced the Fund’s allocation to Developed Asia ex-Japan, eliminated its exposure to the emerging markets, and increased its position in Europe.

How was the Fund positioned relative to its benchmark index at the end of December 2009?

The Fund had greater weightings than the MSCI EAFE Index in the consumer discretionary, information technology and health care sectors at the end of the Reporting Period. The Fund had underweighted allocations to the consumer staples, financials, industrials, materials and utilities sectors compared to the benchmark index at the end of December 2009. On the same date, the Fund was virtually equally weighted to the MSCI EAFE Index in the energy and telecommunication services sectors.

From a regional perspective, the Fund had underweighted positions in Developed Asia ex-Japan and Europe and a rather neutral exposure to Japan compared to the MSCI EAFE Index at the end of December 2009.

What is the Fund’s tactical view and strategy for the months ahead?

Given the tumult in the equity markets over the past year or so, the deck has been reshuffled, and investors are now presented with the challenge of identifying quality investments in an uncertain market environment. While overall volatility retreated by the end of 2009 from record highs seen in 2008, we believe the dispersion of returns at the stock level will continue to increase, particularly as companies begin to trade more on fundamentals rather than on fear or hope. We believe this type of environment, with abundant winners and losers, is ripe for fundamental stock-pickers to generate added value. As visibility into corporate earnings becomes clearer, we look to take advantage in the months ahead of select opportunities, particularly in markets where quality businesses have lagged the recent rally. At the same time, we remain wary of companies whose stock prices have soared during the 2009 equity market rally without tangible evidence of improving fundamentals. We continue to focus on building the Fund’s quality portfolio through intense bottom-up research and believe such a disciplined strategy will help us position the Fund effectively in these uncertain times.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Portfolio Composition

TOP TEN PORTFOLIO HOLDINGS AS OF 12/31/09*

Holding	% of Net Assets	Line of Business	Country

BP PLC	3.2%	Energy	United Kingdom
HSBC Holdings PLC	2.9	Banks	United Kingdom
BG Group PLC	2.3	Energy	United Kingdom

Roche Holding AG	2.3	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Rio Tinto PLC	2.0	Materials	United Kingdom
Nokia Oyj	2.0	Technology Hardware & Equipment	Finland
UBS AG (Registered)	1.9	Diversified Financials	Switzerland

Novartis AG (Registered)	1.8	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Koninklijke KPN NV	1.8	Telecommunication Services	Netherlands
Eni SpA	1.8	Energy	Italy

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

FUND vs. BENCHMARK SECTOR ALLOCATION AS OF 12/31/091

1 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 5.8% of the Fund’s net assets at December 31, 2009.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary

December 31, 2009

The following graph shows the value, as of December 31, 2009, of a $10,000 investment made on January 1, 2000 in the Institutional Shares at net asset value per share. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (unhedged, with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2000 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Five Years	Ten Years	Since Inception

Institutional (Commenced January 12, 1998)	28.69%	0.82%	−1.24%	2.83%
Service (Commenced January 9, 2006)	28.37%	n/a	n/a	−3.61%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments
December 31, 2009

Shares	Description	Value

Common Stocks – 88.9%

Bermuda – 0.4%
194,521	Hiscox Ltd. (Insurance)	$991,245

Denmark – 1.4%
16,681	Carlsberg A/S Class B (Food, Beverage & Tobacco)	1,227,966
34,478	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,201,134

		3,429,100

Finland – 2.6%
364,710	Nokia Oyj (Technology Hardware & Equipment)	4,715,700
62,873	Nokian Renkaat Oyj (Automobiles & Components)(a)	1,524,609

		6,240,309

France – 7.1%
19,891	Air Liquide SA (Materials)	2,365,596
19,971	Alstom SA (Capital Goods)	1,396,690
93,437	AXA SA (Insurance)	2,193,807
22,390	BNP Paribas (Banks)	1,775,932
80,972	Compagnie Generale de Geophysique-Veritas (Energy)*	1,721,195
114,305	Safran SA (Capital Goods)	2,233,441
54,376	Societe Generale (Banks)	3,778,045
26,899	Sodexo (Consumer Services)	1,530,552

		16,995,258

Germany – 4.8%
47,000	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	3,761,109
52,130	Daimler AG (Registered) (Automobiles & Components)	2,776,636
21,239	Hamburger Hafen und Logistik AG (Transportation)	820,344
22,879	HeidelbergCement AG (Materials)	1,582,812
49,092	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	2,577,974

		11,518,875

Hong Kong – 2.7%
901,000	BOC Hong Kong (Holdings) Ltd. (Banks)	2,024,253
265,500	Kerry Properties Ltd. (Real Estate)	1,342,905
200,000	Sun Hung Kai Properties Ltd. (Real Estate)	2,973,824

		6,340,982

Ireland – 1.2%
98,356	Kerry Group PLC Class A (Food, Beverage & Tobacco)	2,892,554
Italy – 5.6%
47,739	Azimut Holding SpA (Diversified Financials)	638,212
142,900	Banca Popolare Di Milano Scarl (Banks)	1,015,271
168,952	Eni SpA (Energy)	4,302,500
546,669	Intesa Sanpaolo SpA (Banks)*	2,460,024
176,205	Mediobanca SpA (Diversified Financials)*	2,093,257
348,239	Snam Rete Gas SpA (Utilities)	1,729,415
88,710	Unione di Banche Italiane ScpA (Banks)	1,271,564

		13,510,243

Japan – 20.0%
20,100	ABC-Mart, Inc. (Retailing)	557,580
143,000	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	1,345,910
226,000	Daiwa Securities Group, Inc. (Diversified Financials)	1,137,377
51,700	Denso Corp. (Automobiles & Components)	1,562,222
27,000	East Japan Railway Co. (Transportation)	1,708,580
72,300	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	2,183,508
176,000	Fujitsu Ltd. (Technology Hardware & Equipment)	1,141,960
10,000	Funai Electric Co. Ltd. (Consumer Durables & Apparel)	502,218
55,600	Honda Motor Co. Ltd. (Automobiles & Components)	1,886,436
340,000	J. Front Retailing Co. Ltd. (Retailing)	1,501,536
40,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	641,480
102,900	Komatsu Ltd. (Capital Goods)	2,154,126
18,800	Kyocera Corp. (Technology Hardware & Equipment)	1,655,724
19,800	Mabuchi Motor Co. Ltd. (Technology Hardware & Equipment)	981,305
792,000	Mazda Motor Corp. (Automobiles & Components)*	1,821,146
78,300	Mitsubishi Corp. (Capital Goods)	1,950,343
121,000	Mitsubishi Electric Corp. (Capital Goods)*	898,867
131,000	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	1,634,600
328,100	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,616,150
94,400	Mitsui & Co. Ltd. (Capital Goods)	1,339,169
67,000	Mitsui Fudosan Co. Ltd. (Real Estate)	1,132,851

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

86,000	Mitsui OSK Lines Ltd. (Transportation)	$454,310
26,000	Mitsui Sumitomo Insurance Group Holdings, Inc. (Insurance)	664,071
4,400	Nintendo Co. Ltd. (Software & Services)	1,050,883
243,000	Nippon Sheet Glass Co. Ltd. (Capital Goods)	696,387
1,518	NTT DoCoMo, Inc. (Telecommunication Services)	2,118,351
8,290	ORIX Corp. (Diversified Financials)	564,418
107,800	Panasonic Corp. (Consumer Durables & Apparel)	1,551,933
30,800	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	989,377
17,900	Shin-Etsu Chemical Co. Ltd. (Materials)	1,010,605
439,000	Sumitomo Metal Industries Ltd. (Materials)	1,180,050
88,000	Sumitomo Metal Mining Co. Ltd. (Materials)	1,298,665
40,800	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,170,772
186,000	The Chiba Bank Ltd. (Banks)	1,112,496
141,000	Tokuyama Corp. (Materials)	788,402
177,000	Toshiba Corp. (Technology Hardware & Equipment)*	982,156
46,500	Toyota Motor Corp. (Automobiles & Components)	1,960,485
93,200	Yokogawa Electric Corp. (Technology Hardware & Equipment)	823,100

		47,769,549

Luxembourg – 1.2%
562,373	Regus PLC (Commercial & Professional Services)	830,589
94,113	SES SA FDR (Media)	2,120,112

		2,950,701

Netherlands – 1.9%
260,157	Koninklijke KPN NV (Telecommunication Services)	4,422,015

Norway – 0.3%
65,354	Petroleum Geo-Services ASA (Energy)*	748,169

Singapore – 0.7%
86,000	DBS Group Holdings Ltd. (Banks)	934,904
156,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	709,334

		1,644,238
Spain – 0.7%
59,300	Telefonica SA (Telecommunication Services)	1,659,751

Sweden – 0.7%
173,866	Swedbank AB Class A (Banks)*	1,711,796

Switzerland – 12.7%
39,361	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	1,323,587
18,564	Kuehne + Nagel International AG (Registered) (Transportation)	1,804,963
389	Lindt & Spruengli AG (Food, Beverage & Tobacco)	835,177
49,976	Nestle SA (Registered) (Food, Beverage & Tobacco)	2,425,517
81,016	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,424,222
32,139	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	5,496,183
5,627	Straumann Holding AG (Registered) (Health Care Equipment & Services)	1,580,429
14,315	Syngenta AG (Registered) (Materials)	4,042,670
18,341	Synthes, Inc. (Health Care Equipment & Services)	2,404,298
290,817	UBS AG (Registered) (Diversified Financials)*	4,528,668
86,414	Xstrata PLC (Materials)*	1,541,288

		30,407,002

United Kingdom – 24.9%
174,808	Amlin PLC (Insurance)	1,009,360
31,648	Anglo American PLC (Materials)*	1,370,598
78,082	ASOS PLC (Retailing)*	613,425
633,100	Barclays PLC (Banks)	2,789,732
310,783	BG Group PLC (Energy)	5,611,590
146,676	Bodycote PLC (Capital Goods)	376,566
804,900	BP PLC (Energy)	7,772,262
74,370	Charter International PLC (Capital Goods)	861,528
105,624	Cookson Group PLC (Capital Goods)*	714,580
606,816	HSBC Holdings PLC (Banks)	6,922,770
103,780	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	3,273,987
98,189	Inmarsat PLC (Telecommunication Services)	1,094,142
193,322	Invensys PLC (Capital Goods)	930,038
134,536	Liberty International PLC (REIT)	1,112,271
165,310	Morgan Crucible Co. PLC (Capital Goods)	420,534
403,735	Reed Elsevier PLC (Media)	3,314,483
90,617	Rio Tinto PLC (Materials)(b)	4,893,030

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
December 31, 2009

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

74,992	Schroders PLC (Diversified Financials)	$1,602,692
624,292	SIG PLC (Capital Goods)*	1,126,779
64,222	Smiths Group PLC (Capital Goods)	1,046,943
53,210	SOCO International PLC (Energy)*	1,150,153
30,061	SSL International PLC (Health Care Equipment & Services)	379,708
495,432	Standard Life PLC (Insurance)	1,720,819
530,893	Tesco PLC (Food & Staples Retailing)	3,662,520
128,151	The Berkeley Group Holdings PLC (Consumer Durables & Apparel)*	1,690,248
1,764,037	Vodafone Group PLC (Telecommunication Services)	4,085,005

		59,545,763

TOTAL COMMON STOCKS
(Cost $186,960,104)		$212,777,550

Exchange Traded Fund(a) – 5.4%

Australia – 5.4%
564,267	iShares MSCI Australia Index Fund
(Cost $6,624,377)		$12,887,859

Shares	Rate	Value

Short-term Investment(c) – 5.6%

JPMorgan U.S. Government Money Market Fund – Capital Shares
13,502,384	0.049%	$13,502,384
(Cost $13,502,384)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $207,086,865)		$239,167,793

Securities Lending Reinvestment Vehicle(c)(d) – 5.8%

Boston Global Investment Trust – Enhanced Portfolio
13,790,384	0.107%	$13,790,384
(Cost $13,776,871)

TOTAL INVESTMENTS – 105.7%
(Cost $220,863,736)		$252,958,177

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.7)%		(13,584,295)

NET ASSETS – 100.0%		$239,373,882

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
FDR	—	Fiduciary Depositary Receipt
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long	Date	Value	Gain

Dow Jones EURO STOXX 50 Index	64	March 2010	$2,726,727	$70,227
SPI 200 Index	70	March 2010	7,669,483	305,886

TOTAL				$376,113

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities
December 31, 2009

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $207,086,865)(a)	$239,167,793
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $13,776,871)	13,790,384
Foreign currencies, at value (identified cost $30,838)	31,310
Receivables:
Dividends, at value	161,265
Due from broker — variation margin, at value	84,703
Foreign tax reclaims, at value	48,967
Fund shares sold	41,897
Securities lending income	1,617

Total assets	253,327,936

Liabilities:

Payables:
Payable upon return of securities loaned	13,570,000
Amounts owed to affiliates	212,915
Fund shares redeemed	108,515
Accrued expenses	62,624

Total liabilities	13,954,054

Net Assets:

Paid-in capital	362,505,568
Accumulated undistributed net investment income	352,277
Accumulated net realized loss from investment, futures and foreign currency related transactions	(155,957,075)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	32,473,112

NET ASSETS	$239,373,882

Net Assets:
Institutional	$82,015,215
Service	157,358,667

Total Net Assets	$239,373,882

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	10,117,705
Service	19,387,371

Net asset value, offering and redemption price per share:
Institutional	$8.11
Service	8.12

(a)	Includes loaned securities having a market value of $13,166,882.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2009

Investment income:

Dividends(a)	$5,685,890
Securities lending income — affiliated issuer	216,903
Interest	1,283

Total investment income	5,904,076

Expenses:

Management fees	1,846,787
Distribution and Service fees — Service Shares	330,440
Custody and accounting fees	126,648
Printing fees	90,532
Professional fees	85,137
Transfer Agent fees(b)	41,482
Trustee fees	16,663
Other	17,332

Total expenses	2,555,021

NET INVESTMENT INCOME	3,349,055

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	(17,966,325)
Securities lending reinvestment vehicle transactions — affiliated issuer	194,028
Futures transactions	388,710
Foreign currency related transactions	103,994
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	68,304,596
Securities lending reinvestment vehicle — affiliated issuer	6,994
Futures	346,895
Translation of asset and liabilities denominated in foreign currencies	(8,805)

Net realized and unrealized gain from investment, futures and foreign currency related transactions	51,370,087

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,719,142

(a)	Foreign taxes withheld on dividends were $518,374.
(b)	Institutional and Service Shares had Transfer Agent fees of $15,049 and $26,433, respectively.

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

From operations:

Net investment income	$3,349,055	$7,548,785
Net realized loss from investment, futures and foreign currency related transactions	(17,279,593)	(130,486,653)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	68,649,680	(37,470,918)

Net increase (decrease) in net assets resulting from operations	54,719,142	(160,408,786)

Distributions to shareholders:

From net investment income
Institutional Shares	(1,367,314)	(3,309,583)
Service Shares	(2,291,819)	(4,673,550)
From net realized gains
Institutional Shares	—	(6,448,599)
Service Shares	—	(9,909,643)

Total distributions to shareholders	(3,659,133)	(24,341,375)

From share transactions:

Proceeds from sales of shares	28,564,731	29,908,159
Reinvestment of distributions	3,659,133	24,341,375
Cost of shares redeemed	(31,894,234)	(44,201,132)

Net increase in net assets resulting from share transactions	329,630	10,048,402

TOTAL INCREASE (DECREASE)	51,389,639	(174,701,759)

Net assets:

Beginning of year	187,984,243	362,686,002

End of year	$239,373,882	$187,984,243

Accumulated undistributed net investment income	$352,277	$396,050

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations					Distributions to shareholders
				Net											Ratio of
	Net asset			realized						Net asset		Net assets,	Ratio of		total		Ratio of
	value,	Net		and		Total from	From net	From net		value,		end of	net expenses		expenses		net investment		Portfolio
	beginning	investment		unrealized		investment	investment	realized	Total	end of	Total	year	to average		to average		income to		turnover
Year - Share Class	of year	income(a)		gain (loss)		operations	income	gains	distributions	year	return(b)	(in 000s)	net assets		net assets		average net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 - Institutional	$6.41	$0.13		$1.71		$1.84	$(0.14)	$—	$(0.14)	$8.11	28.69%	$82,015	1.07%		1.07%		1.80%		118%
2009 - Service	6.42	0.11		1.71		1.82	(0.12)	—	(0.12)	8.12	28.37	157,359	1.32		1.32		1.51		118

2008 - Institutional	13.76	0.32	(c)	(6.69)		(6.37)	(0.33)	(0.65)	(0.98)	6.41	(45.87)	74,149	1.12		1.12		2.95	(c)	165
2008 - Service	13.76	0.28	(c)	(6.67)		(6.39)	(0.30)	(0.65)	(0.95)	6.42	(46.00)	113,836	1.37		1.37		2.64	(c)	165

2007 - Institutional	14.49	0.20		0.92		1.12	(0.21)	(1.64)	(1.85)	13.76	7.88	136,785	1.16	(d)	1.16	(d)	1.30	(d)	134
2007 - Service	14.49	0.20		0.92		1.12	(0.21)	(1.64)	(1.85)	13.76	7.86	225,901	1.18	(d)	1.41	(d)	1.30	(d)	134

2006 - Institutional	12.05	0.22		2.44	(e)	2.66	(0.22)	—	(0.22)	14.49	22.10 (f)	127,795	1.15		1.16		1.64		76
2006 - Service (Commenced January 9, 2006)	12.71	0.22		1.78	(e)	2.00	(0.22)	—	(0.22)	14.49	15.74 (f)	260,251	1.17	(g)	1.41	(g)	1.68	(g)	76

2005 - Institutional	10.62	0.09		1.38		1.47	(0.04)	—	(0.04)	12.05	13.70	109,399	1.20		1.36		0.81		56

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from a special dividend which amounted to $0.12 per share and 1.12% of average net assets.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(e)	Reflects an increase of $0.05 due to payments by previous investment manager of a merged fund to compensate for possible adverse affects of the trading activity by certain contract holders of the acquired fund prior to January 9, 2006.
(f)	Performance has not been restated to reflect the impact of payments by previous investment manager of a merged fund recorded during the period related to (e) above. If restated, the performance would have been 21.69% and 15.26% for Institutional and Service Shares, respectively.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements
December 31, 2009

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a management agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAMI has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

F. Foreign Currency Translations — The books and records of the Fund are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statement of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

G. Futures Contracts — The Fund may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAMI is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the fiscal year ended December 31, 2009, contractual management fees with GSAMI were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over
	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion

For the period April 30, 2009 to December 31, 2009	0.85%	0.77%	0.73%	0.72%	0.71%

For the period January 1, 2009 to April 29, 2009	1.00	0.90	0.86	0.84	0.82

Effective April 30, 2009, GSAMI contractually reduced its management fee rates for the Fund to those specified above. As a result, the effective management fee rate for the fiscal year ended December 31, 2009 was 0.89%.

B. Distribution Agreement and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a fee

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2009

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

accrued daily and paid monthly for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.164% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. This expense limitation may be modified or terminated at any time at the option of GSAMI. For the fiscal year ended December 31, 2009, GSAMI did not make any reimbursements to the Fund.
As of December 31, 2009, amounts owed to affiliates were approximately $173,000, $33,400, $4,100 and $2,500 for management, distribution and service, transfer agent fees and over reimbursement, respectively.

E. Line of Credit Facility — The Fund participates in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2009, the Fund did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2009, Goldman Sachs earned approximately $7,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Fund’s investments categorized in the fair value hierarchy:

	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$12,887,859	$212,777,550	(a)	$—
Securities Lending Reinvestment Vehicle	—	13,790,384		—
Short-term Investments	13,502,384	—		—
Derivatives	376,113	—		—

Total	$26,766,356	$226,567,934		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Fund utilizes fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

5. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
GAAP requires enhanced disclosures about the Fund’s derivatives and hedging activities. The following table sets forth the gross value of the Fund’s derivative contracts for trading activities by certain risk types as of December 31, 2009. The values in the table below exclude the effects of cash received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

	Statement of		Average
	Assets and Liabilities	Derivative	Number of
Risk	Location	Assets	Contracts(b)

Equity	Unrealized gain on futures(a)	$376,113	78

(a)	Includes cumulative appreciation (depreciation) of futures contracts described in the Additional Investment Information section of the Schedule of Investments. The monthly variation margin is reported within the Statement of Assets and Liabilities.

(b)	Average number of contracts is based on the average of quarter end balances for the period ended December 31, 2009.

The following table sets forth by certain risk types the Fund’s gains (losses) related to derivative activities for the fiscal year ended December 31, 2009. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2009

5. INVESTMENTS IN DERIVATIVES (continued)

gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Net Change in
		Net Realized Gain	Unrealized Gain
Risk	Statement of Operations Location	(Loss)	(Loss)

Equity	Net realized gain (loss) from futures transactions/
	Net change in unrealized gain (loss) on futures	$388,710	$346,895

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2009, were $230,214,554 and $234,129,756, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2009, is reported as securities lending income. A portion of this amount, $30,138, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2009, GSAL earned $24,091 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of December 31, 2009 was $515,000.
The following table provides information about the Fund’s investment in the Enhanced Portfolio for the fiscal year ended December 31, 2009 (in thousands):

Number of			Number of
Shares Held Beginning			Shares Held End of	Value at End
of Fiscal Year	Shares Bought	Shares Sold	Fiscal Year	of Fiscal Year

3,751	191,504	(181,465)	13,790	$13,790

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2009 was as follows:

	2008	2009

Distributions paid from:
Ordinary income	$16,779,631	$3,659,133
Net long-term capital gains	7,561,744	—

Total taxable distributions	$24,341,375	$3,659,133

As of December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$543,933

Capital loss carryforward:[1]
Expiring 2010	$(6,928,702)
Expiring 2011	(609,034)
Expiring 2016	(74,996,351)
Expiring 2017	(63,551,844)

Total capital loss carryforward	$(146,085,931)

Timing differences (post-October losses)	(2,825,407)

Unrealized gains — net	25,235,719

Total accumulated losses — net	$(123,131,686)

[1]	Expiration occurs on December 31 of the year indicated. Utilization of these loses may be substantially limited under the Code. The Fund had capital loss carryforwards of approximately $2,073,000 that expired in the current fiscal year.

As of December 31, 2009, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$228,101,129

Gross unrealized gain	28,532,943
Gross unrealized loss	(3,675,895)

Net unrealized security gain	$24,857,048

Net unrealized gain on other investments	378,671

Net unrealized gain	$25,235,719

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company and partnership investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $1,806,606 and $266,305 to accumulated net realized loss from investment transactions and accumulated undistributed net investment income, respectively, from paid-in capital. These reclassifications have no impact on the net asset value of the Fund and result primarily from expired capital loss carryforwards, the differences in the tax treatment of foreign currency transactions and passive foreign investment company investments.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2009

9. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB Accounting Standards Codification (“ASC”) 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAMI has concluded that subsequent events after the balance sheet date have been evaluated through February 16, 2010, the date the financial statements were issued.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2009		December 31, 2008
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	234,309	$1,485,598	1,115,703	$12,353,890
Reinvestment of distributions	170,701	1,367,314	1,597,083	9,758,182
Shares redeemed	(1,856,208)	(12,941,114)	(1,084,971)	(10,876,786)

	(1,451,198)	(10,088,202)	1,627,815	11,235,286

Service Shares
Shares sold	4,165,773	27,079,133	2,062,515	17,554,269
Reinvestment of distributions	285,763	2,291,819	2,382,870	14,583,193
Shares redeemed	(2,795,956)	(18,953,120)	(3,130,455)	(33,324,346)

	1,655,580	10,417,832	1,314,930	(1,186,884)

NET INCREASE	204,382	$329,630	2,942,745	$10,048,402

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Strategic International Equity Fund (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, brokers, and transfer agent, provides a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2010

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2009 (Unaudited)

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	7/01/09	12/31/09		12/31/09*
Institutional
Actual	$1,000	$1,200.70		$5.99
Hypothetical 5% return	1,000	1,019.76	+	5.50
Service
Actual	1,000	1,199.60		7.32
Hypothetical 5% return	1,000	1,018.55	+	6.72

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 1.07% and 1.32% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Patrick T. Harker Age: 51	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2009, the Trust consisted of 11 portfolios, Goldman Sachs Trust consisted of 83 portfolios (of which 82 offered shares to the public) and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

 26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07032 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 32 Old Slip New York, NY 10005 Age: 38	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the 2009 tax year, the Goldman Sachs Strategic International Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Goldman Sachs Strategic International Equity Fund from sources within foreign countries and possessions of the United States was $0.0884 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2009 from foreign sources was 62.21%. The total amount of foreign taxes paid by the Fund was $0.0087 per share.

 28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser Christchurch Court, 10-15 Newgate Street London, EC1A 7HD, England, United Kingdom

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider the Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic International Equity Fund.

Copyright 2010 Goldman, Sachs & Co. All rights reserved.

VITINTLAR10/32203.MF.TMPL/02-10

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Structured Small Cap Equity Fund

Annual Report
December 31, 2009

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in U.S. issuers.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the twelve-months ended December 31, 2009.

How did the Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) perform during the annual period ended December 31, 2009 (the “Reporting Period”)?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 27.67% and 27.26%, respectively. These returns compare to the 27.17% average annual total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

The performance of the U.S. equity markets can be divided into two distinct portions during the Reporting Period. Through early March 2009, the U.S. equity markets were characterized by negativity and soaring volatility, as the equity markets reacted to a litany of bad economic news. Investor concerns were fostered by rising unemployment and a still-fragile housing market as well as by continued financial disruptions. Underlying this uncertainty was the fact that the U.S. economy had moved into a recession, as evidenced by waning consumer spending and a dimming export sector, which, until recently, had been a rare bright spot in the U.S. economic picture. Global financial institutions cut back lending as other major financial institutions dealt with the after-shocks of bankruptcy, merger or government take-over. Together, these factors fostered heightened investor risk aversion and fear. The result was that investors sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries.

Then, economic news became less bad and “green shoots” even began to appear in early March. Investor sentiment improved. The Treasury Department finally revealed details on key parts of its financial rescue plans, and investors recognized that the government was not interested in nationalizing companies that could be viable as privately-owned enterprises. Gross Domestic Product (“GDP”) declined less than expected in the second quarter of 2009, and U.S. equities rallied strongly. Although the equity markets stalled somewhat in June, the rally resumed with vigor again in July, such that most of the major U.S. equity indices enjoyed gains for seven months in a row through September 2009. October saw choppy equity market results, as economic data remained mixed and investors questioned how long one of the biggest equity market recoveries ever could last. November and December then saw a rebound in the equity markets. In all, given the astonishing rally since early March, both the Dow Jones Industrial Index and the S&P 500 Index ended 2009 with their best annual gains since 2003, though still significantly down from their 2007 peaks. The equity market rally was broad based across sectors within the U.S. equity indices, and international equities rose sharply as well.

For the Reporting Period overall, the U.S. small-cap equity market, as measured by the Russell 2000 Index, modestly lagged its large-cap counterparts, as measured by the Russell 1000 Index. Within the U.S. small-cap equity segment, growth stocks significantly outperformed value stocks during the twelve-month period. The Russell 2000 Growth Index returned 34.47% for the Reporting Period compared to the 20.58% return of the Russell 2000 Value Index. The Russell 2000 Growth Index has a heavier weighting in the information technology sector, which performed strongly during the Reporting Period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Overall, the Fund outperformed the Russell Index during the Reporting Period, with the Fund’s Momentum theme by far the best performer during the Reporting Period. The Momentum theme seeks to predict drifts in stock prices caused by under-reaction to company-specific information. Also, adding value were Sentiment and Valuation. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

The Management theme detracted the most from the Fund’s relative results, followed by Profitability. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Profitability theme assesses whether a company is earning more than its cost of capital. Quality, which evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals, also negatively impacted relative returns, though to a lesser extent.

How did the Fund’s sector allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell 2000 Index, in terms of its sector allocation and style. However, we seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights generally do not have a meaningful impact on relative performance.

All that said, stock selection in the industrials, financials and energy sectors made the biggest positive contribution to the Fund’s results relative to the Russell Index. Conversely, stock selection in the consumer discretionary, information technology and consumer staples sectors detracted most from the Fund’s results relative to its benchmark index.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in human resources firm MPS Group, crude oil refiner Western Refining and subscription-based personal video recording service provider TiVo. We chose to overweight MPS Group because of our positive views on Quality and Profitability. The overweights in Western Refining and TiVo were the result of our positive views on Profitability and Sentiment.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in immunobiotics manufacturer Emergent BioSolutions and commercial banks Cathay General Bancorp and First Bancorp. Our positive views on Profitability and Valuation led us to overweight Emergent BioSolutions. The Fund had overweighted positions in Cathay General Bancorp and First Bancorp because of our positive views on Valuation and Management.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. Accordingly, during the Reporting Period, we introduced a number of enhancements to the proprietary quantitative model we use in the Fund. During the first quarter of 2009, we added a new factor to our global models, which extends the Fund’s Momentum theme by examining additional relationships across firms. This enhancement is part of our ongoing research effort in developing cross-company linkage signals. We believe that this new factor has predictive ability and should further add value to our process over time.

During the second quarter of 2009, we introduced an enhanced risk model to our process. The key features are the dynamic adjustment of volatility decay rates based on the market environment, as well as the decomposition of factor exposures into different lags and the inclusion of short interest as a control factor. The expected benefits of these rather complex features are the ability to react to changing markets in a timelier manner, avoiding stale exposures and better controlling active exposure to heavily shorted companies.

We continued our extensive ongoing research process, but did not implement significant model enhancements in the third quarter of 2009. During the fourth quarter of 2009, we implemented several enhancements to our U.S. equity models. We continued to refine our process to properly adjust for crowding, which, if not controlled, has the potential to shorten the horizon over which updated signal values are effective. Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes. We also continued to improve our cross-company linkage signals by examining the relationship between companies that are economically linked on a global basis. Further, we introduced two

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

new signals within the Management theme. The first seeks to capture select actions of managers of hard-to-value companies, while the other identifies companies where managers have an incentive that is tied to shareholder value. Lastly, we continued our sector-specific research and implemented a signal that measures the efficiency and profitability of airline companies. We believe these enhancements have predictive ability and should further add value to our process over time.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2009, the Fund was overweight the materials, information technology, health care and consumer staples sectors relative to the Russell Index. The Fund was underweight the financials, energy, telecommunication service and utilities sectors compared to the benchmark index on the same date. The Fund was relatively neutral in the consumer discretionary and industrials sectors at the end of the Reporting Period.

What is your strategy going forward for the Fund?

In the coming months, we believe that less expensive stocks should outpace more expensive stocks, and that stocks with good momentum are likely to outperform those with poor momentum. Our focus will remain on companies with increasingly strong fundamentals, good profitability, sustainable earnings and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or size allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long run. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

CHANGES MADE TO THE TEAM’S MANAGEMENT

Mark Carhart and Ray Iwanowski, formerly co-heads of Quantitative Investment Strategies (“QIS”), have retired, each to pursue separate personal and professional objectives. Giorgio De Santis, co-head of QIS Research, also decided to retire.

Carolina Minio-Paluello, Managing Director, has accepted a new opportunity within the firm. Gary Chropuvka, Managing Director, has assumed Carolina’s responsibilities and has become the Head of Global Client Portfolio Management and Product Strategy for QIS. Gary has been with the QIS team for more than 10 years and has extensive experience with the team’s U.S. client effort. Additionally, Michael Cooper, Vice President and research analyst on our equity research team, has left the firm. Michael joined the QIS team in January 2008 and has returned to the David Eccles School of Business at the University of Utah, where he was previously an Associate Professor of Finance. Michael’s research responsibilities have been assumed by the existing QIS equity research team.

In November 2009, Claira Kim joined the QIS team as a Vice President and will assist Veronica Foo, who is our Chief Operating Officer. We were also pleased to welcome six new analysts and an associate to the team during the Reporting Period. They will assume various functions within the QIS team.

After 23 years of distinguished service, Robert B. Litterman, the chairman of GSAM’s QIS Group, retired from the firm at the end of 2009. Additionally, Bob Jones, previously co-CIO of the QIS equity business, decided to become an advisory director of QIS. After running our equity business for almost 20 years, Bob stepped away from actively managing portfolios in 2007. In his new role as advisory director, he spends his time focusing on special research projects, particularly in the quantitative equity space. Katinka Domotorffy will remain as Chief Investment Officer and the Head of QIS, continuing to work alongside Kent Daniel and Bill Fallon, co-CIOs of our equity and macro-fixed income businesses, respectively. The QIS team of over 120 professionals and 30-plus information technologists remains dedicated to research excellence as we enter 2010.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Portfolio Composition

TOP TEN PORTFOLIO HOLDINGS AS OF 12/31/09*

Holding	% of Net Assets	Line of Business

Nationwide Health Properties, Inc.	1.6%	Real Estate Investment Trust
International Bancshares Corp.	1.1	Banks
Allegiant Travel Co.	1.1	Transportation
Rayonier, Inc.	1.0	Real Estate Investment Trust
PDL BioPharma, Inc.	0.8	Pharmaceuticals, Biotechnology & Life Sciences
United Stationers, Inc.	0.8	Commercial & Professional Services
MicroStrategy, Inc. Class A	0.8	Software & Services
Integrys Energy Group, Inc.	0.8	Utilities
WellCare Health Plans, Inc.	0.8	Health Care Equipment & Services
Endurance Specialty Holdings Ltd.	0.7	Insurance

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

FUND vs. BENCHMARK SECTOR ALLOCATION AS OF 12/31/091

1 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 24.9% of the Fund’s net assets at December 31, 2009.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Performance Summary
December 31, 2009

The following graph shows the value as of December 31, 2009, of a $10,000 investment made on January 1, 2000 in Institutional Shares at net asset value per share. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2000 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	27.67%	−3.48%	2.55%	2.69%

Service (Commenced August 31, 2007)	27.26%	n/a	n/a	−9.69%

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments
December 31, 2009

Shares	Description	Value

Common Stocks – 97.9%

Automobiles & Components – 1.0%
46,590	Dana Holding Corp.*	$505,036
6,845	Drew Industries, Inc.*	141,349
17,356	Spartan Motors, Inc.	97,714
13,479	Standard Motor Products, Inc.*	114,841
17,182	Stoneridge, Inc.*	154,810
15,220	Superior Industries International, Inc.(a)	232,866

		1,246,616

Banks – 4.8%
3,894	1st Source Corp.	62,655
14,450	Associated Banc-Corp	159,095
19,073	Astoria Financial Corp.(a)	237,077
8,610	Banco Latinoamericano de Exterior SA	119,679
19,404	CapitalSource, Inc.	77,034
26,239	Cathay General Bancorp(a)	198,104
61,875	CVB Financial Corp.(a)	534,600
24,110	First Bancorp(a)	336,817
6,132	First Bancorp, Inc.	94,555
10,428	Glacier Bancorp, Inc.(a)	143,072
14,075	Great Southern Bancorp, Inc.(a)	300,642
71,682	International Bancshares Corp.	1,356,940
7,908	Investors Bancorp, Inc.*	86,514
30,434	NewAlliance Bancshares, Inc.(a)	365,512
3,893	Northfield Bancorp, Inc.	52,633
70,828	Popular, Inc.	160,071
11,699	Renasant Corp.(a)	159,106
7,998	SVB Financial Group*(a)	333,437
17,648	Texas Capital Bancshares, Inc.*	246,366
3,231	Washington Federal, Inc.	62,488
55,762	Wilshire Bancorp, Inc.(a)	456,691
3,521	Wintrust Financial Corp.(a)	108,412

		5,651,500

Capital Goods – 7.4%
10,007	Acuity Brands, Inc.(a)	356,649
14,139	Albany International Corp. Class A	317,562
10,074	American Railcar Industries, Inc.	111,015
6,857	American Woodmark Corp.(a)	134,946
16,438	Apogee Enterprises, Inc.	230,132
5,631	Armstrong World Industries, Inc.*	219,215
22,295	Belden, Inc.	488,706
14,383	BlueLinx Holdings, Inc.*	39,841
28,797	Briggs & Stratton Corp.(a)	538,792
9,482	Ceradyne, Inc.*	182,149
9,920	Dycom Industries, Inc.*	79,658
3,631	DynCorp International, Inc. Class A*	52,105
8,338	Encore Wire Corp.(a)	175,682
10,505	EnPro Industries, Inc.*(a)	277,437
2,780	Esterline Technologies Corp.*	113,341
10,505	Federal Signal Corp.	63,240
3,650	Harbin Electric, Inc.*	74,971
4,972	Hubbell, Inc. Class B	235,176
14,762	Kadant, Inc.*	235,602
43,981	LSI Industries, Inc.	346,570
53,852	Microvision, Inc.*(a)	170,711
16,460	Miller Industries, Inc.*	186,821
25,011	Mueller Industries, Inc.	621,273
8,163	NACCO Industries, Inc. Class A	406,517
10,491	Navistar International Corp.*	405,477
1,996	Oshkosh Corp.	73,912
119,735	Power-One, Inc.*(a)	520,847
13,308	Tecumseh Products Co. Class A*	155,570
4,987	Tennant Co.	130,610
7,076	Thomas & Betts Corp.*	253,250
15,036	Toro Co.(a)	628,655
15,356	Tredegar Corp.	242,932
3,092	Trex Co., Inc.*	60,603
15,178	Universal Forest Products, Inc.	558,702
5,741	Woodward Governor Co.(a)	147,946

		8,836,615

Commercial & Professional Services – 4.0%
34,392	ACCO Brands Corp.*	250,374
9,576	Administaff, Inc.(a)	225,898
1,645	ATC Technology Corp.*	39,233
17,398	CDI Corp.	225,304
24,559	HNI Corp.	678,565
48,423	Kelly Services, Inc. Class A*	577,686
33,671	Kforce, Inc.*(a)	420,888
25,263	Kimball International, Inc. Class B	215,241
36,680	MPS Group, Inc.*	503,983
52,544	Spherion Corp.*	295,297
35,445	Steelcase, Inc. Class A	225,430
14,244	The Standard Register Co.	72,644
6,412	TrueBlue, Inc.*	94,962
17,068	United Stationers, Inc.*(a)	970,316

		4,795,821

Consumer Durables & Apparel – 4.6%
15,941	American Greetings Corp. Class A(a)	347,354
10,471	Blyth, Inc.	353,082
8,875	Callaway Golf Co.(a)	66,918
10,031	Columbia Sportswear Co.(a)	391,610
50,851	Crocs, Inc.*(a)	292,393
1,594	CSS Industries, Inc.	30,987
6,889	Ethan Allen Interiors, Inc.(a)	92,450
20,441	Furniture Brands International, Inc.*	111,608
4,446	G-III Apparel Group Ltd.*	96,345
3,621	Harman International Industries, Inc.(a)	127,749
7,432	Hooker Furniture Corp.	91,934
18,768	iRobot Corp.*(a)	330,317
42,133	Jones Apparel Group, Inc.	676,656
29,873	Kenneth Cole Productions, Inc. Class A*	288,275
3,284	Leggett & Platt, Inc.	66,994
9,845	Lululemon Athletica, Inc.*	296,335
2,747	Mohawk Industries, Inc.*	130,757
2,343	Movado Group, Inc.	22,774
33,954	Nautilus, Inc.*	68,927
11,681	Oxford Industries, Inc.	241,563
19,424	Perry Ellis International, Inc.*	292,525
10,789	Polaris Industries, Inc.(a)	470,724
24,001	Quiksilver, Inc.*	48,482

The accompanying notes are an integral part of these financial statements.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Consumer Durables & Apparel – (continued)

14,096	Skechers U.S.A., Inc. Class A*(a)	$414,563
4,010	Tempur-Pedic International, Inc.*	94,756

		5,446,078

Consumer Services – 1.8%
6,185	Caribou Coffee Co., Inc.*	47,748
3,704	Choice Hotels International, Inc.(a)	117,269
13,432	Domino’s Pizza, Inc.*	112,560
6,827	International Speedway Corp. Class A	194,228
48,755	O’Charleys, Inc.*(a)	319,345
21,172	Papa John’s International, Inc.*	494,578
5,877	Pre-Paid Legal Services, Inc.*(a)	241,427
7,724	Red Lion Hotels Corp.*	38,156
3,209	Speedway Motorsports, Inc.	56,543
2,350	Steiner Leisure Ltd.*	93,436
1,085	The Steak n Shake Co.*	351,703
4,491	Universal Travel Group*	45,539

		2,112,532

Diversified Financials – 3.8%
60,252	Advance America, Cash Advance Centers, Inc.	335,001
32,203	Allied Capital Corp.*	116,253
7,686	Ares Capital Corp.	95,691
6,241	Cash America International, Inc.(a)	218,185
43,359	Compass Diversified Holdings	553,261
677	Diamond Hill Investment Group, Inc.	43,484
6,119	Eaton Vance Corp.(a)	186,079
7,190	Federated Investors, Inc. Class B(a)	197,725
7,909	GAMCO Investors, Inc. Class A	381,926
17,521	Gladstone Capital Corp.	134,912
25,870	Hercules Technology Growth Capital, Inc.	268,789
37,002	NGP Capital Resources Co.	300,826
31,059	PHH Corp.*(a)	500,360
60,795	Primus Guaranty Ltd.*	185,425
10,297	QC Holdings, Inc.	49,528
13,898	Rewards Network, Inc.	175,671
4,200	SEI Investments Co.(a)	73,792
38,290	TICC Capital Corp.	231,654
12,189	World Acceptance Corp.*(a)	436,732

		4,485,294

Energy – 4.0%
16,680	Berry Petroleum Co. Class A(a)	486,222
13,409	Cimarex Energy Co.(a)	710,275
24,540	Complete Production Services, Inc.*	319,020
8,226	Dawson Geophysical Co.*	190,103
4,045	Exterran Holdings, Inc.*(a)	86,765
17,034	Global Industries Ltd.*	121,452
2,659	Helix Energy Solutions Group, Inc.*	31,243
61,963	International Coal Group, Inc.*	239,177
11,655	James River Coal Co.*	215,967
2,682	Oil States International, Inc.*(a)	105,376
13,456	Petroquest Energy, Inc.*(a)	82,485
1,915	Rowan Companies, Inc.*	43,356
20,603	RPC, Inc.	214,271
7,137	Stone Energy Corp.*	128,823
4,189	Swift Energy Co.*(a)	100,369
5,553	Teekay Corp.	128,885
24,391	Tesoro Corp.(a)	330,498
115,793	USEC, Inc.*	445,803
28,334	W&T Offshore, Inc.(a)	331,508
14,500	Willbros Group, Inc.*	244,615
7,694	World Fuel Services Corp.	206,122

		4,762,335

Food & Staples Retailing – 0.5%
4,945	Ingles Markets, Inc. Class A	74,818
6,790	The Andersons, Inc.	175,318
35,633	Winn-Dixie Stores, Inc.*(a)	357,755

		607,891

Food, Beverage & Tobacco – 2.2%
81,312	Alliance One International, Inc.*(a)	396,803
20,357	Chiquita Brands International, Inc.*(a)	367,240
1,909	Fresh Del Monte Produce, Inc.*	42,189
2,372	Hansen Natural Corp.*	91,085
5,758	Imperial Sugar Co.	100,419
8,858	J&J Snack Foods Corp.	353,966
13,697	Lancaster Colony Corp.	680,741
32,278	National Beverage Corp.*	447,373
2,304	Universal Corp.(a)	105,085

		2,584,901

Health Care Equipment & Services – 7.7%
36,608	AMN Healthcare Services, Inc.*	331,668
3,409	Analogic Corp.	131,281
8,234	Angiodynamics, Inc.*	132,403
10,616	Assisted Living Concepts, Inc. Class A*	279,944
3,918	Conmed Corp.*(a)	89,330
1,277	Corvel Corp.*	42,831
14,247	Cross Country Healthcare, Inc.*	141,188
16,082	Delcath Systems, Inc.*	82,661
17,408	Hansen Medical, Inc.*	52,746
38,690	HealthSpring, Inc.*	681,331
18,235	Hill-Rom Holdings, Inc.	437,458
1,293	ICU Medical, Inc.*	47,117
18,579	Invacare Corp.(a)	463,360
6,386	Kensey Nash Corp.*	162,843
35,753	Kindred Healthcare, Inc.*	660,000
3,090	Kinetic Concepts, Inc.*(a)	116,339
15,404	Medcath Corp.*	121,846
23,880	Medical Action Industries, Inc.*	383,513
13,727	MedQuist, Inc.	91,834
3,315	Meridian Bioscience, Inc.(a)	71,438
9,027	Micrus Endovascular Corp.*	135,495
33,898	Molina Healthcare, Inc.*(a)	775,247
38,179	Nighthawk Radiology Holdings, Inc.*	172,951
16,119	Palomar Medical Technologies, Inc.*	162,480
47,718	PharMerica Corp.*(a)	757,762
4,694	Quidel Corp.*(a)	64,683
22,965	RTI Biologics, Inc.*	88,186
13,984	Somanetics Corp.*	245,419
16,759	STERIS Corp.	468,749

The accompanying notes are an integral part of these financial statements.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
December 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – (continued)

54,338	Sunrise Senior Living, Inc.*	$174,968
13,068	Symmetry Medical, Inc.*	105,328
5,474	Synovis Life Technologies, Inc.*	70,669
5,193	The Providence Service Corp.*	82,049
46,074	Theragenics Corp.*	61,739
30,995	Universal American Corp.*	362,642
24,673	WellCare Health Plans, Inc.*(a)	906,980

		9,156,478

Household & Personal Products – 0.9%
47,269	Central Garden and Pet Co. Class A*	469,854
46,558	Mannatech, Inc.	145,261
44,978	Prestige Brands Holdings, Inc.*	353,527
4,199	USANA Health Sciences, Inc.*	133,948

		1,102,590

Insurance – 1.8%
8,763	American Equity Investment Life Holding Co.(a)	65,197
18,751	Aspen Insurance Holdings Ltd.	477,213
19,819	CNA Surety Corp.*	295,105
30,345	Conseco, Inc.*(a)	151,725
23,822	Endurance Specialty Holdings Ltd.	886,893
3,084	First Mercury Financial Corp.	42,281
1,436	Kansas City Life Insurance Co.	42,721
32,955	MBIA, Inc.*(a)	131,161

		2,092,296

Materials – 6.0%
22,550	A. Schulman, Inc.	455,059
4,626	Balchem Corp.(a)	155,017
38,891	Boise, Inc.*	206,511
18,625	Brush Engineered Materials, Inc.*(a)	345,308
9,096	Buckeye Technologies, Inc.*	88,777
6,832	Clearwater Paper Corp.*	375,555
34,557	Coeur d’Alene Mines Corp.*	624,099
14,623	Domtar Corp.*	810,260
15,961	Huntsman Corp.	180,200
3,537	Innophos Holdings, Inc.	81,316
8,740	Kaiser Aluminum Corp.	363,759
37,397	KapStone Paper and Packaging Corp.*	368,360
60,857	Louisiana-Pacific Corp.*(a)	424,782
808	Minerals Technologies, Inc.	44,012
14,155	Myers Industries, Inc.	128,810
13,541	OM Group, Inc.*	425,052
27,536	Omnova Solutions, Inc.*	168,796
40,418	PolyOne Corp.*	301,922
12,657	Spartech Corp.	129,861
7,352	Stepan Co.	476,483
36,112	Stillwater Mining Co.*(a)	342,342
14,351	Sutor Technology Group Ltd.*	38,174
8,319	Wausau Paper Corp.	96,500
1,434	Westlake Chemical Corp.	35,750
25,140	Worthington Industries, Inc.	328,580
6,318	Zep, Inc.	109,428

		7,104,713
Media – 1.2%
8,314	Ascent Media Corp. Class A*	212,257
33,564	EW Scripps Co. Class A*	233,606
15,458	Harte-Hanks, Inc.(a)	166,637
30,907	Journal Communications, Inc. Class A	120,228
61,354	Live Nation, Inc.*	522,123
3,833	Scholastic Corp.(a)	114,338
7,414	Sinclair Broadcast Group, Inc. Class A*	29,878

		1,399,067

Pharmaceuticals, Biotechnology & Life Sciences – 7.0%
17,067	Affymetrix, Inc.*	99,671
25,361	Albany Molecular Research, Inc.*	230,278
43,744	Alkermes, Inc.*(a)	411,631
11,851	Biodel, Inc.*	51,433
19,403	Cepheid, Inc.*(a)	242,149
14,176	Cubist Pharmaceuticals, Inc.*(a)	268,919
60,847	Depomed, Inc.*(a)	203,837
19,900	Emergent Biosolutions, Inc.*(a)	270,441
42,153	eResearchTechnology, Inc.*	253,339
14,821	Exelixis, Inc.*(a)	109,231
9,303	Facet Biotech Corp.*	163,547
10,774	Genomic Health, Inc.*(a)	210,739
3,674	Hi-Tech Pharmacal Co., Inc.*	103,056
6,062	Human Genome Sciences, Inc.*	185,497
100,993	Insmed, Inc.*	77,765
9,900	Isis Pharmaceuticals, Inc.*(a)	109,890
26,126	ISTA Pharmaceuticals, Inc.*	119,135
2,689	Kendle International, Inc.*(a)	49,236
54,625	King Pharmaceuticals, Inc.*	670,249
29,257	Martek Biosciences Corp.*(a)	554,128
17,254	Matrixx Initiatives, Inc.*	72,812
38,437	Maxygen, Inc.*	234,081
23,617	Myriad Genetics, Inc.*	616,404
92,957	Nabi Biopharmaceuticals*	455,489
4,622	Obagi Medical Products, Inc.*	55,464
23,728	Par Pharmaceutical Cos, Inc.*	642,080
146,864	PDL BioPharma, Inc.(a)	1,007,487
55,984	Progenics Pharmaceuticals, Inc.*(a)	248,569
48,602	Sciclone Pharmaceuticals, Inc.*	113,243
3,795	SIGA Technologies, Inc.*	22,011
23,306	Synta Pharmaceuticals Corp.*(a)	117,928
8,182	Watson Pharmaceuticals, Inc.*	324,089

		8,293,828

Real Estate Investment Trust – 8.1%
10,812	Agree Realty Corp.	251,811
10,595	Associated Estates Realty Corp.	119,406
21,451	BRE Properties, Inc.(a)	709,599
24,246	DCT Industrial Trust, Inc.	121,715
58,128	Education Realty Trust, Inc.	281,339
1,651	Federal Realty Investment Trust	111,806
41,845	Franklin Street Properties Corp.	611,355
17,186	Health Care REIT, Inc.	761,683
18,175	Healthcare Realty Trust, Inc.(a)(b)	390,035
11,817	LTC Properties, Inc.	316,105
6,345	National Health Investors, Inc.	234,702
17,740	National Retail Properties, Inc.(a)	376,443

The accompanying notes are an integral part of these financial statements.

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trust – (continued)

53,429	Nationwide Health Properties, Inc.(a)	$1,879,632
33,467	Omega Healthcare Investors, Inc.(a)	650,933
14,212	Potlatch Corp.(a)	453,079
29,299	Rayonier, Inc.(a)	1,235,246
13,105	Realty Income Corp.(a)	339,551
19,258	Regency Centers Corp.	675,185
3,365	Urstadt Biddle Properties, Inc. Class A	51,384
6,137	U-Store-It Trust	44,923

		9,615,932

Retailing – 5.0%
21,899	99 Cents Only Stores*	286,220
1,815	America’s Car-Mart, Inc.*	47,789
30,832	Asbury Automotive Group, Inc.*	355,493
7,503	Barnes & Noble, Inc.(b)	143,082
7,964	Blue Nile, Inc.*(a)	504,360
5,864	Brown Shoe Co., Inc.	57,878
8,970	Build-A-Bear Workshop, Inc. Class A*(a)	43,863
7,988	Core-Mark Holding Co., Inc.*(a)	263,284
4,540	Dillard’s, Inc. Class A(a)	83,763
16,054	DSW, Inc. Class A*	415,477
36,766	Fred’s, Inc. Class A(a)	375,013
15,373	Group 1 Automotive, Inc.*(a)	435,825
4,951	Jo-Ann Stores, Inc.*(a)	179,424
10,359	Kirkland’s, Inc.*(a)	179,936
20,235	Lithia Motors, Inc. Class A*	166,332
13,711	MarineMax, Inc.*(a)	126,004
5,814	Netflix, Inc.*	320,584
9,843	Orbitz Worldwide, Inc.*	72,248
10,866	Overstock.com, Inc.*(a)	147,343
1,581	PetSmart, Inc.	42,197
66,031	Pier 1 Imports, Inc.*	336,098
9,673	Shoe Carnival, Inc.*	198,006
2,596	Shutterfly, Inc.*	46,235
9,896	Sonic Automotive, Inc. Class A*	102,819
35,749	Stage Stores, Inc.	441,858
6,719	The Cato Corp. Class A	134,783
12,401	Williams-Sonoma, Inc.(a)	257,693
9,160	Zumiez, Inc.*	116,515

		5,880,122

Semiconductors & Semiconductor Equipment – 4.1%
29,702	Advanced Analogic Technologies, Inc.*	117,026
77,529	Amkor Technology, Inc.*(a)	555,108
32,648	Applied Micro Circuits Corp.*	243,881
10,321	Brooks Automation, Inc.*	88,554
22,265	DSP Group, Inc.*	125,352
5,929	Integrated Device Technology, Inc.*	38,361
9,452	IXYS Corp.*	70,134
159,496	Lattice Semiconductor Corp.*	430,639
53,991	LSI Corp.*	324,486
25,618	Micrel, Inc.	210,068
17,695	Omnivision Technologies, Inc.*	257,108
45,355	Photronics, Inc.*(a)	201,830
106,028	RF Micro Devices, Inc.*(a)	505,753
10,367	Sigma Designs, Inc.*	110,927
125,368	Silicon Image, Inc.*	323,449
92,192	Silicon Storage Technology, Inc.*	236,011
12,823	Standard Microsystems Corp.*(a)	266,462
17,522	TriQuint Semiconductor, Inc.*	105,132
13,591	Volterra Semiconductor Corp.*	259,860
36,871	Zoran Corp.*	407,424

		4,877,565

Software & Services – 9.0%
17,628	Actuate Corp.*	75,448
33,825	Acxiom Corp.*	453,931
8,350	Advent Software, Inc.*(b)	340,095
29,337	Art Technology Group, Inc.*	132,310
23,168	Blackbaud, Inc.	547,460
17,947	Bottomline Technologies, Inc.*	315,329
80,925	Ciber, Inc.*	279,191
22,445	CommVault Systems, Inc.*	531,722
11,209	CSG Systems International, Inc.*	213,980
19,402	DemandTec, Inc.*	170,156
11,093	DivX, Inc.*	62,564
9,256	Double-Take Software, Inc.*	92,467
35,013	EarthLink, Inc.	290,958
9,001	ExlService Holdings, Inc.*	163,458
28,894	Internap Network Services Corp.*(a)	135,802
85,583	iPass, Inc.*	89,006
16,745	Kenexa Corp.*	218,522
121,557	Lionbridge Technologies, Inc.*	279,581
6,352	LivePerson, Inc.*	44,273
23,120	Manhattan Associates, Inc.*	555,574
55,638	Marchex, Inc. Class B	282,641
2,600	MAXIMUS, Inc.	130,000
33,662	Mentor Graphics Corp.*	297,235
10,282	MicroStrategy, Inc. Class A*	966,714
23,521	ModusLink Global Solutions, Inc.*	221,333
16,684	Ness Technologies, Inc.*	81,752
5,292	NeuStar, Inc. Class A*	121,928
9,229	PROS Holdings, Inc.*	95,520
18,172	QAD, Inc.	111,031
9,350	Quest Software, Inc.*	172,040
99,910	RealNetworks, Inc.*	370,666
25,007	Renaissance Learning, Inc.(a)	284,080
5,864	StarTek, Inc.*	43,863
51,992	Symyx Technologies, Inc.*	285,956
8,880	Synopsys, Inc.*	197,846
20,087	Taleo Corp. Class A*	472,446
15,761	TeleTech Holdings, Inc.*	315,693
10,560	THQ, Inc.*	53,222
16,094	Ultimate Software Group, Inc.*	472,681
14,115	Unica Corp.*	109,391
11,081	ValueClick, Inc.*	112,140
29,023	VeriFone Holdings, Inc.*	475,397

		10,665,402

Technology Hardware & Equipment – 6.0%
6,556	3Com Corp.*	49,170
3,641	ADTRAN, Inc.	82,105
12,229	Agilysys, Inc.	111,284
17,813	Benchmark Electronics, Inc.*	336,844

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
December 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)

41,074	Brightpoint, Inc.*	$301,894
12,906	CTS Corp.	124,156
9,838	EchoStar Corp. Class A*	198,137
22,783	Electronics for Imaging, Inc.*	296,407
3,145	EMS Technologies, Inc.*	45,602
30,318	Emulex Corp.*	330,466
36,811	Extreme Networks*	105,648
16,720	Hutchinson Technology, Inc.*	171,547
38,302	Imation Corp.*(a)	333,993
14,751	Ingram Micro, Inc. Class A*	257,405
19,606	Insight Enterprises, Inc.*	223,900
22,026	Isilon Systems, Inc.*	151,098
21,550	Jabil Circuit, Inc.	374,323
6,755	Loral Space & Communications, Inc.*	213,525
26,676	Methode Electronics, Inc.	231,548
17,078	PC-Tel, Inc.*	101,102
16,477	Plantronics, Inc.(a)	428,072
39,900	Powerwave Technologies, Inc.*	50,274
196,429	Quantum Corp.*	575,537
17,961	Radisys Corp.*	171,528
36,456	ShoreTel, Inc.*(a)	210,716
27,640	Smart Modular Technologies (WWH), Inc.*	173,856
13,399	STEC, Inc.*(a)	218,940
18,043	Super Micro Computer, Inc.*	200,638
30,589	Symmetricom, Inc.*	159,063
5,613	SYNNEX Corp.*(a)	172,095
2,097	Tech Data Corp.*	97,846
26,546	Technitrol, Inc.	116,271
60,337	Tellabs, Inc.*	342,714
18,178	Tollgrade Communications, Inc.*	111,068

		7,068,772

Telecommunication Services – 0.4%
4,389	CenturyTel, Inc.	158,926
31,339	USA Mobility, Inc.	345,042

		503,968

Transportation – 3.9%
27,646	Allegiant Travel Co.*(a)	1,304,062
13,731	American Commercial Lines, Inc.*	251,689
11,621	Celadon Group, Inc.*	126,088
748	Copa Holdings SA Class A	40,744
10,213	Dollar Thrifty Automotive Group, Inc.*	261,555
3,706	Dynamex, Inc.*	67,079
2,418	Marten Transport Ltd.*	43,403
19,744	Pacer International, Inc.*	62,391
75,330	Republic Airways Holdings, Inc.*(a)	556,689
14,955	Saia, Inc.*	221,633
43,162	SkyWest, Inc.	730,301
7,243	Universal Truckload Services, Inc.	131,098
43,146	Werner Enterprises, Inc.(a)	853,859

		4,650,591
Utilities – 2.7%
2,537	Allete, Inc.	82,909
11,688	Atmos Energy Corp.	343,627
22,492	Black Hills Corp.(a)	598,962
2,400	Energen Corp.	112,320
21,805	Integrys Energy Group, Inc.	915,592
10,301	Pinnacle West Capital Corp.	376,811
14,794	PNM Resources, Inc.	187,144
17,044	Southwest Gas Corp.	486,265
1,944	WGL Holdings, Inc.	65,202

		3,168,832

TOTAL COMMON STOCKS
(Cost $103,347,187)		$116,109,739

Shares	Rate	Value

Short-term Investment(c) – 2.2%

JPMorgan U.S. Government Money Market Fund – Capital Shares
2,625,645	0.049%	$2,625,645
(Cost $2,625,645)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $105,972,832)		$118,735,384

Securities Lending Reinvestment Vehicle(c)(d) – 24.9%

Boston Global Investment Trust – Enhanced Portfolio II
29,497,801	0.155%	$29,527,299
(Cost $29,427,817)

TOTAL INVESTMENTS – 125.0%
(Cost $135,400,649)		$148,262,683

LIABILITIES IN EXCESS OF OTHER ASSETS – (25.0)%		(29,637,025)

NET ASSETS – 100.0%		$118,625,658

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long	Date	Value	Gain (Loss)

Russell 2000 Mini Index	33	March 2010	$2,058,870	$58,846

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Assets and Liabilities
December 31, 2009

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $105,972,832)(a)	$118,735,384
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $29,427,817)	29,527,299
Cash	1,876
Receivables:
Dividends	299,789
Due from custodian	22,923
Reimbursement from investment adviser	16,490
Securities lending income	8,242
Fund shares sold	4,101

Total assets	148,616,104

Liabilities:

Payables:
Payable upon return of securities loaned	29,745,502
Amounts owed to affiliates	78,968
Fund shares redeemed	72,872
Due to broker — variation margin	23,340
Investment securities purchased	22,923
Accrued expenses	46,841

Total liabilities	29,990,446

Net Assets:

Paid-in capital	158,545,744
Accumulated undistributed net investment income	436,154
Accumulated net realized loss from investment, futures and foreign currency related transactions	(53,277,120)
Net unrealized gain on investments and futures	12,920,880

NET ASSETS	$118,625,658

Net Assets:
Institutional	$95,334,267
Service	23,291,391

Total Net Assets	$118,625,658

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	10,813,040
Service	2,652,151

Net asset value, offering and redemption price per share:
Institutional	$8.82
Service	8.78

(a)	Includes loaned securities having a market value of $28,507,131.

The accompanying notes are an integral part of these financial statements.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2009

Investment income:

Dividends(a)	$1,764,477
Securities lending income — affiliated issuer	117,322

Total investment income	1,881,799

Expenses:

Management fees	743,432
Professional fees	83,864
Custody and accounting fees	82,266
Printing fees	58,211
Distribution and Service fees — Service Shares	38,216
Transfer Agent fees(b)	19,823
Trustee fees	16,663
Other	10,847

Total expenses	1,053,322

Less — expense reductions	(159,101)

Net expenses	894,221

NET INVESTMENT INCOME	987,578

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	(6,662,563)
Securities lending reinvestment vehicle transactions — affiliated issuer	165,778
Futures transactions	667,450
Foreign currency related transactions	(1,489)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	31,503,252
Securities lending reinvestment vehicle — affiliated issuer	58,014
Futures	(116,150)

Net realized and unrealized gain from investment, futures and foreign currency related transactions	25,614,292

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,601,870

(a)	Foreign taxes withheld on dividends were $401.

(b)	Institutional and Service Shares had Transfer Agent fees of $16,766 and $3,057, respectively.

The accompanying notes are an integral part of these financial statements.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

From operations:

Net investment income	$987,578	$1,061,513
Net realized loss from investment, futures and foreign currency related transactions	(5,830,824)	(42,454,681)
Net change in unrealized gain (loss) on investments and futures	31,445,116	(7,454,796)

Net increase (decrease) in net assets resulting from operations	26,601,870	(48,847,964)

Distributions to shareholders:

From net investment income
Institutional Shares	(984,250)	(781,388)
Service Shares	(203,812)	(53,513)
From net realized gains
Institutional Shares	—	(197,173)
Service Shares	—	(14,073)

Total distributions to shareholders	(1,188,062)	(1,046,147)

From share transactions:

Proceeds from sales of shares	17,664,477	17,777,531
Reinvestment of distributions	1,188,062	1,046,147
Cost of shares redeemed	(18,357,340)	(29,119,034)

Net increase (decrease) in net assets resulting from share transactions	495,199	(10,295,356)

TOTAL INCREASE (DECREASE)	25,909,007	(60,189,467)

Net assets:

Beginning of year	92,716,651	152,906,118

End of year	$118,625,658	$92,716,651

Accumulated undistributed net investment income	$436,154	$468,453

The accompanying notes are an integral part of these financial statements.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions to
		investment operations				shareholders
														Ratio of		Ratio of
				Net								Ratio of		total		net
	Net asset			realized			From		Net asset		Net assets,	net		expenses		investment
	value,	Net		and	Total from	From net	net		value,		end of	expenses		to		income to		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	year	to average		average		average		turnover
Year — Share Class	of year	income		gain (loss)	operations	income	gains	distributions	year	return(a)	(in 000s)	net assets		net assets		net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 — Institutional	$6.98	$0.08(b	)(c)	$1.85	$1.93	$(0.09)	$—	$(0.09)	$8.82	27.67%	$95,334	0.86%		1.02%		1.03	%(c)	212%
2009 — Service	6.96	0.07(b	)(c)	1.83	1.90	(0.08)	—	(0.08)	8.78	27.26	23,291	1.11		1.27		0.83	(c)	212

2008 — Institutional	10.71	0.09(d	)	(3.74)	(3.65)	(0.06)	(0.02)	(0.08)	6.98	(33.95)	86,253	0.86		1.06		0.85	(d)	189
2008 — Service	10.71	0.06(d	)	(3.73)	(3.67)	(0.06)	(0.02)	(0.08)	6.96	(34.16)	6,464	1.11		1.31		1.92	(d)	189

2007 — Institutional	14.44	0.07(b	)(e)	(2.42)	(2.35)	(0.05)	(1.33)	(1.38)	10.71	(16.48)	152,896	0.90	(f)	0.95	(f)	0.49	(e)(f)	163
2007 — Service (Commenced August 31, 2007)	12.81	0.02(b	)	(0.74)	(0.72)	(0.05)	(1.33)	(1.38)	10.71	(5.86)	10	0.96	(g)	1.21	(g)	0.56	(g)	163

2006 — Institutional	13.93	0.07(b	)	1.64	1.71	(0.10)	(1.10)	(1.20)	14.44	12.27	202,929	0.87		0.99		0.49		133

2005 — Institutional	14.40	0.05(b	)	0.86	0.91	(0.04)	(1.34)	(1.38)	13.93	6.07	195,042	0.89		0.93		0.37		119

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.43% of average net assets.
(d)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.14% of average net assets.
(e)	Reflects income recognized from a special dividend which amounted to $0.02 per share and 0.14% of average net assets.
(f)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.03% of average net assets.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements
December 31, 2009

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured Small Cap Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a management agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

F. Foreign Currency Translations — The books and records of the Fund are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statement of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

G. Futures Contracts — The Fund may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the fiscal year ended December 31, 2009, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Over	Effective	Effective Net
$2 billion	$3 billion	$3 billion	$8 billion	Rate	Management Rate

0.75%	0.68%	0.65%	0.64%	0.75%	0.73%*

*	GSAM voluntarily agreed to waive a portion of its management fee in order to achieve the effective net management rate. The voluntary management fee waiver may be modified or terminated at any time at the option of GSAM. For the fiscal year ended December 31, 2009, GSAM waived approximately $19,800 of the Fund’s management fee.

B. Distribution Agreement and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This expense limitation may be modified or terminated at any time at the option of GSAM. For the fiscal year ended December 31, 2009, GSAM voluntarily reimbursed approximately $138,800 to the Fund. In addition, the Fund has entered into certain offset arrangements with the transfer agent resulting in a reduction of the Fund’s expenses. For the fiscal year ended December 31, 2009, transfer agent fees were reduced by approximately $500.
As of December 31, 2009, amounts owed to affiliates were approximately $72,200, $4,800 and $2,000 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — The Fund participates in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2009, the Fund did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2009, Goldman Sachs earned approximately $1,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2009

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Fund’s investments categorized in the fair value hierarchy:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$116,109,739	$—	$—
Securities Lending Reinvestment Vehicle	—	29,527,299	—
Short-term Investments	2,625,645	—	—
Derivatives	58,846	—	—

Total	$118,794,230	$29,527,299	$—

5. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
GAAP requires enhanced disclosures about the Fund’s derivatives and hedging activities. The following table sets forth the gross value of the Fund’s derivative contracts for trading activities by certain risk types as of December 31, 2009. The values in the table below exclude the effects of cash received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

	Statement of		Average
	Assets and Liabilities	Derivative	Number of
Risk	Location	Assets	Contracts(b)

Equity	Unrealized gain on futures(a)	$58,846	38

(a)	Includes cumulative appreciation (depreciation) of futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Average number of contracts is based on the average of quarter end balances for the period ended December 31, 2009.

The following table sets forth by certain risk types the Fund’s gains (losses) related to derivative activities for the fiscal year ended December 31, 2009. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Net Change in
		Net Realized Gain	Unrealized Gain
Risk	Statement of Operations Location	(Loss)	(Loss)

Equity	Net realized gain (loss) from futures transactions/
	Net change in unrealized gain (loss) on futures	$667,450	$(116,150)

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2009, were $205,622,105 and $203,865,126, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio II is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2009, is reported as securities lending income. A portion of this amount, $30,741, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2009, GSAL earned $12,959 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of December 31, 2009 was $7,657,503.

The following table provides information about the Fund’s investment in the Enhanced Portfolio II for the fiscal year ended December 31, 2009 (in thousands):

Number of			Number of
Shares Held Beginning			Shares Held End of	Value at End
of Fiscal Year	Shares Bought	Shares Sold	Fiscal Year	of Fiscal Year

9,206	82,738	(62,446)	29,498	$29,527

8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2009 was as follows:

	2008	2009

Distributions paid from:
Ordinary income	$835,294	$1,188,062
Net long-term capital gains	210,853	—

Total taxable distributions	$1,046,147	$1,188,062

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2009

8. TAX INFORMATION (continued)

As of December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$413,486

Capital loss carryforward:[1]
Expiring 2016	$(34,977,258)
Expiring 2017	(17,749,027)

Total capital loss carryforward	$(52,726,285)

Timing differences (post - October losses)	(21,886)
Unrealized gain — net	12,414,599

Total accumulated losses — net	$(39,920,086)

[1]	Expiration occurs on December 31 of the year indicated.

As of December 31, 2009, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$135,848,084

Gross unrealized gain	16,447,865
Gross unrealized loss	(4,033,266)

Net unrealized security gain	$12,414,599

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences related to the tax treatment of passive foreign investment company and partnership investments.

In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $667 and $167,518 from paid-in-capital and accumulated net realized loss from investments, respectively, to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and result primarily from the difference in the tax treatment of passive foreign investment company, partnership and real estate investment trust investments.

9. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB Accounting Standards Codification (“ASC”) 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through February 16, 2010, the date the financial statements were issued.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2009		December 31, 2008
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	846,977	$6,179,797	1,165,736	$10,502,596
Reinvestment of distributions	111,846	984,250	150,317	978,561
Shares redeemed	(2,509,667)	(18,206,566)	(3,224,897)	(29,097,259)

	(1,550,844)	(11,042,519)	(1,908,844)	(17,616,102)

Service Shares
Shares sold	1,717,923	11,484,680	920,266	7,274,935
Reinvestment of distributions	23,240	203,812	10,414	67,586
Shares redeemed	(18,237)	(150,774)	(2,362)	(21,775)

	1,722,926	11,537,718	928,318	7,320,746

NET INCREASE (DECREASE)	172,082	$495,199	(980,526)	$(10,295,356)

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, brokers and transfer agent, provides a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2010

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2009 (Unaudited)

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses
	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended
Share Class	7/01/09	12/31/09		12/31/09*
Institutional
Actual	$1,000	$1,273.10		$4.93
Hypothetical 5% return	1,000	1,020.87	+	4.38

Service
Actual	1,000	1,270.80		6.35
Hypothetical 5% return	1,000	1,019.61	+	5.65

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86% and 1.11% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Patrick T. Harker Age: 51	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

 26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2009, the Trust consisted of 11 portfolios, Goldman Sachs Trust consisted of 83 portfolios (of which 82 offered shares to the public) and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07032 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 32 Old Slip New York, NY 10005 Age: 38	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2009, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Structured Small Cap Equity Fund qualify for the dividends received deduction available to corporations.

 28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	George F. Travers, Principal Financial Officer
Diana M. Daniels	Peter V. Bonanno, Secretary
Patrick T. Harker	Scott M. McHugh, Treasurer
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider the Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund.

Copyright 2010 Goldman, Sachs & Co. All rights reserved.

VITSTRUCSCAR10/32201.MF/02-10

Goldman
Sachs Variable Insurance Trust

Goldman Sachs Structured U.S. Equity Fund

Annual Report
December 31, 2009

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue-chip equity investments representing all major sectors of the U.S. economy.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12 months ended December 31, 2009.

How did the Goldman Sachs Structured U.S. Equity Fund (the “Fund”) perform during the annual period ended December 31, 2009 (the “Reporting Period”)?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 21.15% and 20.89%, respectively. These returns compare to the 26.46% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500 Index (with dividends reinvested) (the “S&P 500 Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

The performance of the U.S. equity markets can be divided into two distinct portions during the Reporting Period. Through early March 2009, the U.S. equity markets were characterized by negativity and soaring volatility, as the equity markets reacted to a litany of bad economic news. Investor concerns were fostered by rising unemployment and a still-fragile housing market, as well as by continued financial disruptions. Underlying this uncertainty was the fact that the U.S. economy had moved into a recession, as evidenced by waning consumer spending and a dimming export sector, which until recently, had been a rare bright spot in the U.S. economic picture. Global financial institutions cut back lending as other major financial institutions dealt with the after-shocks of bankruptcy, merger or government take-over. Together, these factors fostered heightened investor risk aversion and fear. The result was that investors sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries.

Then, economic news improved and “green shoots” even began to appear in early March as investor sentiment improved. The Treasury Department finally revealed details on key parts of its financial rescue plans, and investors recognized that the government was not interested in nationalizing companies that could be viable as privately-owned enterprises. Gross Domestic Product (GDP) declined less than expected in the second quarter of 2009, and U.S. equities rallied strongly. Although the equity markets stalled somewhat in June, the rally resumed with vigor again in July, such that most of the major U.S. equity indices enjoyed gains for seven months in a row through September 2009. October saw choppy equity market results, as economic data remained mixed and investors questioned how long one of the biggest equity market recoveries ever could last. November and December then saw a rebound in the equity markets. In all, given the astonishing rally since early March, both the Dow Jones Industrial Index and the S&P 500 Index ended 2009 with their best annual gains since 2003, though still significantly down from their 2007 peaks. The equity market rally was broad based across sectors within the U.S. equity indices, and international equities rose sharply as well.

For the Reporting Period overall, the U.S. large-cap equity market, as measured by the S&P 500 Index, modestly outpaced its small-cap counterparts, as measured by the S&P SmallCap 600 Index, but lagged its mid-cap counterparts, as measured by the S&P MidCap 400 Index. While all ten sectors in the S&P 500 Index were up for the year, information technology and materials gained the most ground. The top-weighted information technology sector was also the largest positive contributor to S&P 500 Index returns. Given its heavier weighting in the information technology sector, it is not surprising, then, that the growth-oriented index for the U.S. large-cap equity market significantly outperformed the value-oriented index during the Reporting Period. The S&P 500/Citigroup Growth Index returned 31.57% for the Reporting Period compared to the 21.18% return of the S&P 500/Citigroup Value Index.

What key factors were responsible for the Fund’s performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes (Valuation, Profitability, Quality, Management, Momentum and Sentiment) had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund underperformed the S&P 500 Index during the Reporting Period, with the Fund’s Profitability theme detracting the most from relative performance, followed by Quality and Sentiment. The Profitability theme assesses whether a company is earning more than its cost of capital. The Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Management theme, which assesses the characteristics, policies and strategic decisions of company management, also negatively impacted relative returns, though to a lesser extent.

The Momentum and Valuation themes contributed positively to the Fund’s returns relative to the S&P 500 Index. The Momentum theme seeks to predict drifts in stock prices caused by under-reaction to company specific information. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

How did the Fund’s sector allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500 Index, in terms of its sector allocation and style. However, we seek to outpace the S&P 500 Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights generally do not have a meaningful impact on relative performance.

All that said, stock selection in the telecommunication services and information technology sectors made the biggest positive contribution to the Fund’s results relative to the S&P 500 Index. Conversely, stock selection in the consumer discretionary, financials and health care sectors detracted most from the Fund’s results relative to its benchmark index.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in rigid computer disk drive manufacturer Seagate Technology, software manufacturing giant Microsoft, and diversified banking institution Citigroup. We chose to overweight Seagate Technology and Citigroup because of our positive views on Quality and Valuation. The overweight in Microsoft was the result of our positive views on Profitability and Management.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in supplemental insurance company Aflac, discount retailer Family Dollar Store, and pharmaceutical manufacturer Eli Lilly. Our positive views on Profitability and Sentiment led us to overweight Aflac and Family Dollar Store. The Fund had an overweighted position in Eli Lilly because of our positive views on Profitability and Quality.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. Accordingly, during the Reporting Period, we introduced a number of enhancements to the proprietary quantitative model we use in the Fund. During the first quarter of 2009, we added a new factor to our global models, which extends the Fund’s Momentum theme by examining additional relationships across firms. This enhancement is part of our ongoing research effort in developing cross-company linkage signals. We believe that this new factor has predictive ability and should further add value to our process over time.

During the second quarter of 2009, we introduced an enhanced risk model to our process. The key features are the dynamic adjustment of volatility decay rates based on the market environment, as well as the decomposition of factor exposures into different lags and the inclusion of short interest as a control factor. The expected benefits of these rather complex features are the ability to react to changing markets in a timelier manner, avoiding stale exposures and better controlling active exposure to heavily shorted companies.

We continued our extensive ongoing research process, but did not implement significant model enhancements in the third quarter of 2009. During the fourth quarter of 2009, we implemented several enhancements to our U.S. equity models. We

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

continued to refine our process to properly adjust for crowding which, if not controlled, has the potential to shorten the horizon over which updated signal values are effective. Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes. We also continued to improve our cross-company linkage signals by examining the relationship between companies that are economically linked on a global basis. Further, we introduced two new signals within the Management theme. The first seeks to capture select actions of managers of hard-to-value companies, while the other identifies companies where managers have an incentive that is tied to shareholder value. Lastly, we continued our sector-specific research and implemented a signal that measures the efficiency and profitability of airline companies. We believe these enhancements have predictive ability and should further add value to our process over time.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2009, the Fund was overweight the health care, materials, and information technology sectors relative to the S&P 500 Index. The Fund was underweight the utilities, financials, consumer staples and telecommunication services sectors compared to the benchmark index on the same date. The Fund was relatively neutral in the energy, industrials and consumer discretionary sectors at the end of the Reporting Period.

What is your strategy going forward for the Fund?

In the coming months, we believe that less expensive stocks should outpace more expensive stocks, and that stocks with good momentum are likely to outperform those with poor momentum. Our focus will remain on companies with increasingly strong fundamentals, good profitability, sustainable earnings and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or size allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long run. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

CHANGES MADE TO THE TEAM’S MANAGEMENT

Mark Carhart and Ray Iwanowski, formerly co-heads of Quantitative Investment Strategies (QIS), have retired, each to pursue separate personal and professional objectives. Giorgio De Santis, co-head of QIS Research, also decided to retire.

Carolina Minio-Paluello, Managing Director, has accepted a new opportunity within the firm. Gary Chropuvka, Managing Director, has assumed Carolina’s responsibilities and has become the Head of Global Client Portfolio Management and Product Strategy for QIS. Gary has been with the QIS team for more than 10 years and has extensive experience with the team’s U.S. client effort. Additionally, Michael Cooper, Vice President and research analyst on our equity research team, has left the firm. Michael joined the QIS team in January 2008 and has returned to the David Eccles School of Business at the University of Utah, where he was previously an Associate Professor of Finance. Michael’s research responsibilities have been assumed by the existing QIS equity research team.

In November 2009, Claira Kim joined the QIS team as a Vice President and will assist Veronica Foo, who is our Chief Operating Officer. We were also pleased to welcome six new analysts and an associate to the team during the Reporting Period. They will assume various functions within the QIS team.

After 23 years of distinguished service, Robert B. Litterman, the chairman of GSAM’s QIS Group, retired from the firm at the end of 2009. Additionally, Bob Jones, previously co-CIO of the QIS equity business, decided to become an advisory director of QIS. After running our equity business for almost 20 years, Bob stepped away from actively managing portfolios in 2007. In his new role as advisory director, he spends his time focusing on special research projects, particularly in the quantitative equity space. Katinka Domotorffy will remain as Chief Investment Officer and the Head of QIS, continuing to work alongside Kent Daniel and Bill Fallon, co-CIOs of our equity and macro-fixed income businesses, respectively. The QIS team of over 120 professionals and 30-plus information technologists remains dedicated to research excellence as we enter 2010.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Portfolio Composition

TOP TEN PORTFOLIO HOLDINGS AS OF 12/31/09*

Holding	% of Net Assets	Line of Business

Microsoft Corp.	4.5%	Software & Services
Exxon Mobil Corp.	3.4	Energy
Eli Lilly & Co.	3.1	Pharmaceuticals, Biotechnology & Life Sciences
Devon Energy Corp.	2.7	Energy
Pfizer, Inc.	2.4	Pharmaceuticals, Biotechnology & Life Sciences
United Parcel Service, Inc. Class B	2.2	Transportation
Lorillard, Inc.	2.2	Food, Beverage & Tobacco
Seagate Technology	2.1	Technology Hardware & Equipment
Intel Corp.	2.0	Semiconductors & Semiconductor Equipment
Wells Fargo & Co.	2.0	Banks

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

FUND vs. BENCHMARK SECTOR ALLOCATION AS OF 12/31/091

1 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 7.4% of the Fund’s net assets at December 31, 2009.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Performance Summary

December 31, 2009

The following graph shows the value, as of December 31, 2009, of a $10,000 investment made on January 1, 2000 in the Institutional Shares at net asset value per share. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured U.S. Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2000 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Five Years	Ten Years	Since Inception

Institutional (Commenced February 13, 1998)	21.15%	−2.02%	−1.78%	1.48%
Service (Commenced January 9, 2006)	20.89%	n/a	n/a	−4.95%

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments
December 31, 2009

Shares	Description	Value

Common Stocks – 98.1%

Automobiles & Components – 0.8%
102,281	Ford Motor Co.*	$1,022,810
98,650	Johnson Controls, Inc.	2,687,226

		3,710,036

Banks – 3.1%
72,982	BB&T Corp.	1,851,553
17,565	Hudson City Bancorp, Inc.	241,168
137,085	U.S. Bancorp	3,085,783
334,669	Wells Fargo & Co.	9,032,716

		14,211,220

Capital Goods – 7.0%
11,446	Armstrong World Industries, Inc.*	445,593
13,887	Caterpillar, Inc.	791,420
27,969	Cummins, Inc.	1,282,658
23,869	Eaton Corp.(a)	1,518,546
84,411	Emerson Electric Co.	3,595,909
448,336	General Electric Co.	6,783,324
31,065	Honeywell International, Inc.	1,217,748
30,138	Ingersoll-Rand PLC	1,077,132
51,894	Lockheed Martin Corp.	3,910,213
4,750	Navistar International Corp.*	183,587
65,358	Northrop Grumman Corp.	3,650,244
9,355	Rockwell Automation, Inc.(a)	439,498
8,556	Timken Co.	202,863
47,216	Toro Co.(a)	1,974,101
67,486	United Technologies Corp.	4,684,203

		31,757,039

Commercial & Professional Services – 0.4%
31,539	Manpower, Inc.(a)	1,721,399

Consumer Durables & Apparel – 0.3%
32,479	Harman International Industries, Inc.(a)	1,145,859

Consumer Services – 0.8%
14,111	Apollo Group, Inc. Class A*(a)	854,844
78,694	Carnival Corp.*	2,493,813
13,042	Marriott International, Inc. Class A(a)	355,395

		3,704,052

Diversified Financials – 4.6%
14,758	AmeriCredit Corp.*(a)	280,992
297,703	Bank of America Corp.	4,483,407
72,827	Capital One Financial Corp.	2,792,187
757,883	Citigroup, Inc.	2,508,593
55,963	Discover Financial Services	823,216
132,907	JPMorgan Chase & Co.	5,538,235
85,343	SEI Investments Co.(a)	1,495,209
103,587	The Bank of New York Mellon Corp.	2,897,329

		20,819,168

Energy – 11.5%
17,048	Baker Hughes, Inc.	690,103
101,674	Chevron Corp.	7,827,881
10,243	Cimarex Energy Co.	542,572
135,497	ConocoPhillips	6,919,832
165,699	Devon Energy Corp.	12,178,877
3,673	Ensco International PLC ADR	146,700
38,047	Exterran Holdings, Inc.*(a)	816,108
223,373	Exxon Mobil Corp.	15,231,805
92,112	Halliburton Co.	2,771,650
33,247	Schlumberger Ltd.	2,164,047
106,983	Valero Energy Corp.	1,791,965
16,929	XTO Energy, Inc.	787,706

		51,869,246

Food & Staples Retailing – 2.0%
8,436	Costco Wholesale Corp.	499,158
61,926	CVS Caremark Corp.	1,994,637
58,140	SUPERVALU, Inc.(a)	738,959
43,457	Walgreen Co.	1,595,741
80,343	Wal-Mart Stores, Inc.	4,294,333

		9,122,828

Food, Beverage & Tobacco – 6.4%
26,929	Altria Group, Inc.	528,616
172,334	Archer-Daniels-Midland Co.	5,395,777
11,952	Campbell Soup Co.	403,978
46,836	Hansen Natural Corp.*	1,798,502
121,733	Lorillard, Inc.	9,766,639
71,572	PepsiCo, Inc.	4,351,578
76,615	Philip Morris International, Inc.	3,692,077
23,197	The Coca-Cola Co.	1,322,229
136,853	Tyson Foods, Inc. Class A(a)	1,679,186

		28,938,582

Health Care Equipment & Services – 3.8%
4,816	Aetna, Inc.	152,667
6,242	Becton, Dickinson and Co.	492,244
198,599	Boston Scientific Corp.*	1,787,391
65,807	Cardinal Health, Inc.	2,121,618
72,112	CareFusion Corp.*(a)	1,803,521
38,978	Coventry Health Care, Inc.*	946,776
14,893	Humana, Inc.*	653,654
19,077	McKesson Corp.	1,192,312
10,159	Medco Health Solutions, Inc.*	649,262
16,580	Stryker Corp.	835,134
111,747	UnitedHealth Group, Inc.	3,406,048
51,454	WellPoint, Inc.*	2,999,254

		17,039,881

Household & Personal Products – 2.2%
23,278	Colgate-Palmolive Co.	1,912,288
3,976	Herbalife Ltd.	161,306
132,931	The Procter & Gamble Co.	8,059,607

		10,133,201

Insurance – 2.4%
69,284	MBIA, Inc.*(a)	275,750
81,551	MetLife, Inc.	2,882,828
37,199	Prudential Financial, Inc.	1,851,022

The accompanying notes are an integral part of these financial statements.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)

28,143	The Travelers Companies, Inc.	$1,403,210
224,969	Unum Group	4,391,395

		10,804,205

Materials – 4.2%
76,002	E.I. du Pont de Nemours & Co.	2,558,987
22,396	Eastman Chemical Co.	1,349,135
38,157	Freeport-McMoRan Copper & Gold, Inc.*	3,063,626
133,054	International Paper Co.	3,563,186
15,425	Monsanto Co.	1,260,994
51,010	Newmont Mining Corp.	2,413,283
6,806	Reliance Steel & Aluminum Co.(a)	294,155
15,278	Schnitzer Steel Industries, Inc. Class A(a)	728,761
131,721	The Dow Chemical Co.	3,639,451

		18,871,578

Media – 3.5%
174,637	Comcast Corp. Class A	2,944,380
147,424	DISH Network Corp. Class A	3,061,996
31,491	News Corp. Class A	431,112
6,923	Time Warner Cable, Inc.	286,543
300,299	Time Warner, Inc.	8,750,713
12,413	Viacom, Inc. Class B*	369,038

		15,843,782

Pharmaceuticals, Biotechnology & Life Sciences – 9.7%
119,232	Amgen, Inc.*	6,744,954
7,738	Celgene Corp.*	430,852
393,476	Eli Lilly & Co.	14,051,028
63,409	Forest Laboratories, Inc.*	2,036,063
140,123	Gilead Sciences, Inc.*	6,064,523
58,146	Johnson & Johnson	3,745,184
607,925	Pfizer, Inc.	11,058,156

		44,130,760

Real Estate Investment Trust – 3.2%
14,719	AvalonBay Communities, Inc.(a)	1,208,577
5,789	Nationwide Health Properties, Inc.(a)	203,657
17,911	Plum Creek Timber Co., Inc.(a)	676,319
32,915	Public Storage, Inc.(a)	2,680,927
69,045	Rayonier, Inc.(a)	2,910,937
84,688	Simon Property Group, Inc.(a)	6,758,103

		14,438,520

Retailing – 3.8%
24,686	Amazon.com, Inc.*	3,320,761
32,028	Best Buy Co., Inc.	1,263,825
13,734	Dollar Tree, Inc.*	663,352
86,046	Expedia, Inc.*(a)	2,212,243
16,397	J.C. Penney Co., Inc.	436,324
49,959	Macy’s, Inc.	837,313
20,514	Nordstrom, Inc.(a)	770,916
46,462	Office Depot, Inc.*	299,680
88,983	Ross Stores, Inc.(a)	3,800,464
35,263	The Gap, Inc.	738,760
67,637	The TJX Companies, Inc.	2,472,132
28,966	Williams-Sonoma, Inc.(a)	601,913

		17,417,683

Semiconductors & Semiconductor Equipment – 3.6%
451,098	Intel Corp.	9,202,399
42,754	LSI Corp.*	256,952
255,105	Texas Instruments, Inc.	6,648,036

		16,107,387

Software & Services – 8.4%
101,105	Accenture PLC Class A	4,195,857
26,242	AOL, Inc.*	610,914
7,662	Google, Inc. Class A*	4,750,287
669,191	Microsoft Corp.	20,403,633
165,594	Oracle Corp.	4,063,677
180,910	Symantec Corp.*	3,236,480
40,083	VeriSign, Inc.*(a)	971,612

		38,232,460

Technology Hardware & Equipment – 8.1%
14,070	Arrow Electronics, Inc.*	416,613
15,425	Avnet, Inc.*(a)	465,218
271,802	Cisco Systems, Inc.*	6,506,940
397,162	Dell, Inc.*	5,703,246
96,398	EMC Corp.*	1,684,073
61,312	Flextronics International Ltd.*	448,191
152,664	Ingram Micro, Inc. Class A*	2,663,987
188,337	Motorola, Inc.*	1,461,495
17,844	SanDisk Corp.*(a)	517,297
515,603	Seagate Technology(a)	9,378,819
198,399	Sun Microsystems, Inc.*	1,858,999
90,480	Tellabs, Inc.*	513,926
86,274	Tyco Electronics Ltd.	2,118,027
64,109	Western Digital Corp.*	2,830,412

		36,567,243

Telecommunication Services – 2.8%
320,722	AT&T, Inc.(b)	8,989,838
7,820	CenturyTel, Inc.	283,162
566,674	Sprint Nextel Corp.*	2,074,027
34,442	Verizon Communications, Inc.	1,141,063

		12,488,090

Transportation – 2.9%
18,690	FedEx Corp.	1,559,681
135,043	Southwest Airlines Co.	1,543,541
175,972	United Parcel Service, Inc. Class B	10,095,514

		13,198,736

Utilities – 2.6%
5,998	Consolidated Edison, Inc.	272,489
35,126	Dominion Resources, Inc.	1,367,104
259,042	Duke Energy Corp.	4,458,113
2,156	Entergy Corp.	176,447

The accompanying notes are an integral part of these financial statements.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
December 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)

92,714	Exelon Corp.	$4,530,933
5,524	Integrys Energy Group, Inc.	231,953
13,254	NiSource, Inc.	203,847
22,446	Public Service Enterprise Group, Inc.	746,329

		11,987,215

TOTAL COMMON STOCKS
(Cost $396,165,990)		$444,260,170

Shares	Rate	Value

Short-term Investment(c) – 2.4%

JPMorgan U.S. Government Money Market Fund – Capital Shares
10,774,190	0.049%	$10,774,190
(Cost $10,774,190)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $406,940,180)		$455,034,360

Securities Lending Reinvestment Vehicle(c)(d) – 7.4%

Boston Global Investment Trust – Enhanced Portfolio II
33,609,228	0.155%	$33,642,837
(Cost $33,609,227)

TOTAL INVESTMENTS – 107.9%
(Cost $440,549,407)		$488,677,197

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.9)%		(35,611,274)

NET ASSETS – 100.0%		$453,065,923

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2009, the following futures contracts were open:

	Number of	Expiration		Unrealized
Type	Contracts Long	Date	Value	Gain

S&P 500 E-mini	170	March 2010	$9,440,950	$17,035

The accompanying notes are an integral part of these financial statements.

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Assets and Liabilities
December 31, 2009

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $406,940,180)(a)	$455,034,360
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $33,609,227)	33,642,837
Receivables:
Dividends	307,207
Reimbursement from investment adviser	20,669
Fund shares sold	19,720
Securities lending income	2,260

Total assets	489,027,053

Liabilities:

Payables:
Payable upon return of securities loaned	34,273,825
Fund shares redeemed	688,839
Amounts owed to affiliates	267,587
Due to broker — variation margin	96,900
Accrued expenses and other liabilities	633,979

Total liabilities	35,961,130

Net Assets:

Paid-in capital	680,488,224
Accumulated undistributed net investment income	273,625
Accumulated net realized loss from investment and futures transactions	(275,840,751)
Net unrealized gain on investments and futures	48,144,825

NET ASSETS	$453,065,923

Net Assets:
Institutional	$340,535,687
Service	112,530,236

Total Net Assets	$453,065,923

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	35,835,320
Service	11,827,385

Net asset value, offering and redemption price per share:
Institutional	$9.50
Service	9.51

(a)	Includes loaned securities having a market value of $32,973,335.

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2009

Investment income:

Dividends	$9,527,834
Securities lending income — affiliated issuer	749,671

Total investment income	10,277,505

Expenses:

Management fees	2,688,744
Distribution and Service fees — Service Shares	255,400
Printing fees	95,293
Transfer Agent fees(a)	84,795
Professional fees	77,302
Custody and accounting fees	55,468
Trustee fees	16,663
Other	29,484

Total expenses	3,303,149

Less — expense reductions	(221,493)

Net expenses	3,081,656

NET INVESTMENT INCOME	7,195,849

Realized and unrealized gain (loss) from investment and futures transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	(77,589,893)
Securities lending reinvestment vehicle transactions — affiliated issuer	599,888
Futures transactions	1,615,725
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	149,192,180
Securities lending reinvestment vehicle — affiliated issuer	(75,561)
Futures	(197,718)

Net realized and unrealized gain from investment and futures transactions	73,544,621

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,740,470

(a)	Institutional and Service Shares had Transfer Agent fees of $64,366 and $20,429, respectively.

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

From operations:

Net investment income	$7,195,849	$10,381,685
Net realized loss from investment and futures	(75,374,280)	(164,162,633)
Net change in unrealized gain (loss) on investments and futures	148,918,901	(147,574,697)

Net increase (decrease) in net assets resulting from operations	80,740,470	(301,355,645)

Distributions to shareholders:

From net investment income
Institutional Shares	(6,370,564)	(7,626,004)
Service Shares	(1,887,246)	(2,046,496)
From net realized gains
Institutional Shares	—	(4,278,205)
Service Shares	—	(1,333,264)

Total distributions to shareholders	(8,257,810)	(15,283,969)

From share transactions:

Proceeds from sales of shares	10,818,239	12,580,702
Reinvestment of distributions	8,257,810	15,283,969
Cost of shares redeemed	(89,222,749)	(218,640,245)

Net decrease in net assets resulting from share transactions	(70,146,700)	(190,775,574)

TOTAL INCREASE (DECREASE)	2,335,960	(507,415,188)

Net assets:

Beginning of year	450,729,963	958,145,151

End of year	$453,065,923	$450,729,963

Accumulated undistributed net investment income	$273,625	$1,333,285

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations			Distributions to shareholders
			Net										Ratio of		Ratio of
	Net asset		realized			From		Net asset		Net assets,	Ratio of		total		net investment
	value,	Net	and	Total from	From net	net		value,		end of	net expenses		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	year	to average		to average		to average		turnover
Year - Share Class	of year	income(a)	gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 - Institutional	$7.99	$0.15	$1.54	$1.69	$(0.18)	$—	$(0.18)	$9.50	21.15%	$340,536	0.68%		0.72%		1.75%		136%
2009 - Service	8.00	0.13	1.54	1.67	(0.16)	—	(0.16)	9.51	20.89	112,530	0.89		0.97		1.53		136

2008 - Institutional	13.16	0.17	(5.06)	(4.89)	(0.18)	(0.10)	(0.28)	7.99	(36.92)	344,144	0.71		0.72		1.53		110
2008 - Service	13.16	0.14	(5.04)	(4.90)	(0.16)	(0.10)	(0.26)	8.00	(37.05)	106,586	0.92		0.97		1.34		110

2007 - Institutional	14.67	0.15	(0.37)	(0.22)	(0.16)	(1.13)	(1.29)	13.16	(1.63)	752,148	0.71	(c)	0.72	(c)	1.02	(c)	125
2007 - Service	14.67	0.14	(0.37)	(0.23)	(0.15)	(1.13)	(1.28)	13.16	(1.72)	205,997	0.79	(c)	0.97	(c)	0.94	(c)	125

2006 - Institutional	13.13	0.14	1.55	1.69	(0.15)	—	(0.15)	14.67	12.89	910,345	0.72		0.72		1.01		99
2006 - Service (Commenced January 9, 2006)	13.54	0.13	1.14	1.27	(0.14)	—	(0.14)	14.67	9.38	261,814	0.80	(d)	0.97	(d)	0.92	(d)	99

2005 - Institutional	12.42	0.13	0.68	0.81	(0.10)	—	(0.10)	13.13	6.51	820,394	0.74		0.76		1.00		109

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements
December 31, 2009

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured U.S. Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a management agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

F. Futures Contracts — The Fund may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the fiscal year ended December 31, 2009, contractual management fees with GSAM were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over
	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion

For the period July 1, 2009 to December 31, 2009	0.62%	0.59%	0.56%	0.55%	0.54%

For the period January 1, 2009 to June 30, 2009	0.65	0.59	0.56	0.55	0.54

Effective July 1, 2009, GSAM contractually reduced its management fee rates for the Fund to those specified above. As a result, the effective management fee rate for the fiscal year ended December 31, 2009 was 0.64%.

B. Distribution Agreement and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. This waiver may be modified or terminated at any time at the option of Goldman Sachs. For the fiscal year ended December 31, 2009, Goldman Sachs waived approximately $40,900 in distribution and service fees for the Fund’s Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Prior to July 1, 2009, this fee as a percentage of average daily net assets was 0.044% of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This expense limitation may be modified or terminated at any time at the option of GSAM. For the fiscal year ended December 31, 2009, GSAM reimbursed approximately $177,400 to the Fund. In addition, the Fund has entered into certain offset arrangements with the transfer agent resulting in a reduction of the Fund’s expenses. For the fiscal year ended December 31, 2009, transfer agent fees were reduced by approximately $3,200.
As of December 31, 2009, amounts owed to affiliates were approximately $239,800, $20,100 and $7,700 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — The Fund participates in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2009

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2009, the Fund did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2009, Goldman Sachs earned approximately $4,200 in brokerage commissions from portfolio transactions including futures transactions executed with Goldman Sachs as Futures Commission merchant, on behalf of the Fund.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Fund’s investments categorized in the fair value hierarchy:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$444,260,170	$—	$—
Securities Lending Reinvestment Vehicle	—	33,642,837	—
Short-term Investments	10,774,190	—	—
Derivatives	17,035	—	—

Total	$455,051,395	$33,642,837	$—

5. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

5. INVESTMENTS IN DERIVATIVES (continued)

may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
GAAP requires enhanced disclosures about the Fund’s derivatives and hedging activities. The following table sets forth the gross value of the Fund’s derivative contracts for trading activities by certain risk types as of December 31, 2009. The values in the table below exclude the effects of cash received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

	Statement of		Average
	Assets and Liabilities	Derivative	Number of
Risk	Location	Assets	Contracts(b)

Equity	Unrealized gain on futures(a)	$17,035	174

(a)	Includes cumulative appreciation (depreciation) of futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Average number of contracts is based on the average of quarter end balances for the period ended December 31, 2009.

The following table sets forth by certain risk types the Fund’s gains (losses) related to derivative activities for the fiscal year ended December 31, 2009. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” in the Statement of Operations:

Net Change in
		Net Realized Gain	Unrealized Gain
Risk	Statement of Operations Location	(Loss)	(Loss)

Equity	Net realized gain (loss) from futures transactions/
	Net change in unrealized gain (loss) on futures	$1,615,725	$(197,718)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2009, were $563,876,786 and $632,380,795, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM,

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2009

7. SECURITIES LENDING (continued)

for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio II is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended December 31, 2009, is reported as securities lending income. A portion of this amount, $43,818, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2009, GSAL earned $83,210 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of December 31, 2009 was $9,427,823.
The following table provides information about the Fund’s investment in the Enhanced Portfolio II for the fiscal year ended December 31, 2009 (in thousands):

Number of			Number of
Shares Held Beginning			Shares Held End of	Value at End
of Fiscal Year	Shares Bought	Shares Sold	Fiscal Year	of Fiscal Year

24,237	266,064	(256,692)	33,609	$33,643

8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2009 was as follows:

	2008	2009

Distributions paid from:
Ordinary income	$9,672,537	$8,257,810
Net long-term capital gains	5,611,432	—

Total taxable distributions	$15,283,969	$8,257,810

As of December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$260,087

Capital loss carryforward:[1]
Expiring 2010	$(31,739,316)
Expiring 2016	(100,034,314)
Expiring 2017	(139,411,293)

Total capital loss carryforward	$(271,184,923)

Unrealized gain — net	43,502,535

Total accumulated losses — net	$(227,422,301)

[1]	Expiration occurs on December 31 of the year indicated. Utilization of these losses may be substantially limited under the Code. The Fund had capital loss carryforwards of approximately $6,902,000 that expired in the current fiscal year.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

8. TAX INFORMATION (continued)

As of December 31, 2009, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$445,174,662

Gross unrealized gain	50,795,959
Gross unrealized loss	(7,293,424)

Net unrealized security gain	$43,502,535

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains on regulated futures contracts and differences related to the tax treatment of partnership investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $2,301 and $6,900,090 to accumulated undistributed net investment income and accumulated net realized loss from investment transactions, respectively, from paid-in capital. These reclassifications have no impact on the net asset value of the Fund and result primarily from expired capital loss carryforwards and the difference in the tax treatment of partnership investments.

9. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB Accounting Standards Codification (“ASC”) 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2009

11. OTHER MATTERS (continued)

inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through February 16, 2010, the date the financial statements were issued.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2009		December 31, 2008
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	882,949	$6,944,789	1,036,638	$10,604,402
Reinvestment of distributions	668,475	6,370,564	1,564,285	11,904,209
Shares redeemed	(8,810,469)	(71,712,860)	(16,656,572)	(186,803,202)

	(7,259,045)	(58,397,507)	(14,055,649)	(164,294,591)

Service Shares
Shares sold	473,655	3,873,450	203,939	1,976,300
Reinvestment of distributions	197,825	1,887,246	442,956	3,379,760
Shares redeemed	(2,171,765)	(17,509,889)	(2,969,078)	(31,837,043)

	(1,500,285)	(11,749,193)	(2,322,183)	(26,480,983)

NET DECREASE	(8,759,330)	$(70,146,700)	(16,377,832)	$(190,775,574)

 20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured U.S. Equity Fund (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, brokers, and transfer agent, provides a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2010

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2009 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses
	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended
Share Class	7/01/09	12/31/09		12/31/09*
Institutional
Actual	$1,000	$1,203.90		$3.78
Hypothetical 5% return	1,000	1,021.78	+	3.47
Service
Actual	1,000	1,202.90		4.94
Hypothetical 5% return	1,000	1,020.72	+	4.53

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.68% and 0.89% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Patrick T. Harker Age: 51	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2009, the Trust consisted of 11 portfolios, Goldman Sachs Trust consisted of 83 portfolios (of which 82 offered shares to the public) and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07032 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 32 Old Slip New York, NY 10005 Age: 38	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2009, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Structured U.S. Equity Fund qualify for the dividends received deduction available to corporations.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider the Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured U.S. Equity Fund.

Copyright 2010 Goldman, Sachs & Co. All rights reserved.

VITUSAR10/32201.MF.TMPL/02-10

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Money Market Fund

Annual Report
December 31, 2009

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Fund’s performance and positioning for the twelve-months ended December 31, 2009.

How did the Goldman Sachs Money Market Fund (the “Fund”) perform during the annual period ended December 31, 2009 (the “Reporting Period”)?

The Fund’s Standardized 7-Day Current Yield was -0.02% and its Standardized 7-Day Effective Yield was -0.02% as of December 31, 2009. The Fund’s One-Month Simple Average Yield was +0.01% as of December 31, 2009. The Fund’s 7-Day Distribution Yield as of December 31, 2009 was +0.01%. The Fund’s One-Year Simple Average Yield as of December 31, 2009 was +0.15%.

In order to understand why the Fund’s Standardized 7-Day Current and Effective Yields as of December 31, were negative, we believe it is important to understand how the standardized yield is derived. To ensure that no money market fund manager was misrepresenting its yield and to provide a common basis for comparing the yields of different fund managers, the Securities and Exchange Commission (“SEC”) created specific guidelines for the standardized yield calculation methodology and mandated all money market funds to quote this yield to investors. This calculation does not fully reflect the actual distribution income generated by the Fund. The standardized yield calculation methodology does not allow for the inclusion of capital gains and/or losses that are realized in the course of our active trading strategy. However, the 7-Day Distribution Yield does include capital gains and/or losses, thereby providing the investor with a more accurate representation of the Fund’s actual distribution income, inclusive of both income and short-term capital gains. The Standardized 7-Day Effective Yield assumes reinvestment of dividends for one year. The 7-Day Distribution Yield is the average return over the previous seven days and is the Fund’s total income net of expenses, divided by the total number of outstanding shares. Looking at both standardized yields and distribution yields together should help investors understand the magnitude and composition of the Fund’s distributions.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period can be divided into two distinct portions. During the first half of the year, dramatic action by the Federal Reserve Board (the “Fed”), increasing weakness and subsequent “green shoots” in economic growth, the global financial crisis and the resulting liquidity freeze had great effect on the money markets. The second half of the year was much less “exciting” and uneventful, with the Fed maintaining the targeted federal funds rate near zero throughout, thus driving the dominant theme in the money markets — that is, low yields.

At the start of the Reporting Period, shocks to the global financial system, which had peaked in September 2008, caused market participants to reduce risk in their investment portfolios in such dramatic fashion as to ultimately create credit, liquidity and confidence crises that lasted largely through the first quarter of 2009. In response to these crises and in an effort to revive confidence, the Fed, the U.S. Treasury Department and the Federal Deposit Insurance Corporation (“FDIC”), along with several global banking bodies, created a host of unprecedented programs and a new framework within which to improve liquidity and restart the flow of credit. For example, in an effort to restore confidence in retail and institutional money market funds, the U.S. Treasury Department created the U.S. Treasury Temporary Guarantee Program for money market funds. The Federal Reserve Bank of Boston implemented the Asset-Backed Commercial Paper Liquidity Facility (“AMLF”) to provide a source of liquidity for asset-backed securities held by money market funds. The Federal Reserve Bank of New York created a Commercial Paper Funding Facility (“CPFF”) to provide liquidity to U.S. issuers of both unsecured commercial paper and asset-backed commercial paper through what is known as a special purpose vehicle. In other words, the CPFF was designed to provide a backstop financing facility to ensure that corporations would have the ability to repay maturing debt and finance current operations by purchasing commercial paper directly. To further address credit and liquidity concerns, FDIC-insured depository institutions, such as banks, thrifts and certain holding companies, were given the ability to issue senior unsecured debt guaranteed under the Temporary Liquidity Guarantee Program (“TLGP”).

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

These temporary liquidity facilities, along with a streak of improving economic data, helped to stabilize demand for money market funds as the Reporting Period progressed. Indeed, as liquidity and confidence returned to the money markets during the second half of the year, some of these facilities expired with little effect on the asset class. Other facilities, including the CPFF and the AMLF, were extended until February 2010 in order to provide continued support to the money markets. The Fed announced the purchase of over $300 billion of Treasury securities would be completed by October 2009, months earlier than originally planned. Meanwhile, the European Central Bank (“ECB”) announced the start of a one-year repurchase operation, providing attractive, longer-term financing for eligible European banks, wherein the ECB would lend money at a 1% interest rate. The ECB’s first auction in June 2009 was met with strong demand, and it held a second auction in September 2009. Both auctions had the effect of reducing the need of Yankee banks, or foreign banks with operations in the U.S., to seek financing in the U.S. commercial paper market.

Although conditions in the economy and in the financial markets had generally improved during these months, the Fed expected economic activity to remain weak for some time and thus kept the 0% to 0.25% target range for the federal funds rate it had first established in December 2008. More specifically, the Fed stated, “Household spending appears to be expanding but remains constrained by ongoing job losses, sluggish income growth, lower housing wealth, and tight credit.”

The combination of all of these factors led money markets to face declining yields throughout 2009. These factors also led the taxable money market yield curve, or spectrum of maturities, to flatten over the Reporting Period as a whole, meaning the difference between yields at the short-term end of the money market yield curve and the longer-term end narrowed.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Fund yields moved lower over the course of the Reporting Period due primarily to the market factors discussed above. We also sacrificed some yield by emphasizing overnight liquidity and steering away from higher-yielding asset-backed commercial paper in favor of lower-yielding conservative investments, such as U.S. Treasury and agency securities. We implemented this strategy because the focus of the money markets broadly was on the global credit meltdown and uncertainties about which institution might be the next to fail. In seeking to provide a conservative vehicle for our shareholders amidst the massive uncertainties facing the nation’s financial system, we felt it prudent to manage the Fund with an eye not on interest rates, but rather on the credit markets. We thus managed the Fund with a short maturity and a high liquidity level.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

At the start of the Reporting Period, the Fund’s weighted average maturity was 38 days, as we strategically maintained an extremely defensive stance. As market conditions shifted, especially regarding liquidity in the short-term markets, we adjusted the Fund’s weighted average maturity between 30 days and 55 days. The Fund reached a weighted average maturity of 49 days on June 30, as the Fed was proactively adding credit and liquidity facilities to address market concerns and credit conditions improved. The Fund’s weighted average maturity stayed within a range of 35 to 45 days for most of the second half of the year. The Fund’s weighted average maturity was 39 days on December 31, 2009. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

How was the Fund invested during the Reporting Period?

The Fund had investments in commercial paper, asset-backed commercial paper, Treasury securities, government agency securities, repurchase agreements, government guaranteed paper and certificates of deposit during the Reporting Period. Our focus was on securities with one- to three-month maturities, although we did make purchases with longer maturities when we saw backups, or falling prices, as we sought to lock in the higher yields then available.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

As mentioned earlier, we made adjustments in the Fund’s weighted average maturity as market conditions shifted. We also steered away from credit products and invested more in government agency and Treasury securities. Throughout the Reporting Period, the Fund held a high concentration in overnight securities.

What is the Fund’s tactical view and strategy for the months ahead?

We expect the Fed to maintain its near-zero targeted federal funds rate for much of 2010. Indeed, in our view, the Fed is not likely to begin tightening policy until solid economic growth becomes apparent. This may take some time, as we believe anticipated costs of health care reform, a persistently high unemployment rate hovering around 10%, and consumer spending pressures weigh on economic growth prospects over the coming months. On the positive side, we continue to observe

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

improvement in economic activity across a number of leading indicators. The long-term inflation outlook will be influenced, among other factors, by massive government credit creation and the U.S. Treasury Department’s borrowing needs.

Against this backdrop, we will continue to carefully watch market conditions and how they affect the performance of asset-backed commercial paper assets, especially the performance of underlying collateral, credit enhancement and liquidity agreements, and program ratings. We also intend to maintain a healthy liquidity position in the Fund for the near term and to seek opportunities to lengthen the Fund’s weighted average maturity when we see yields improve. Of course, we will continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

MONEY MARKET FUND1
Security Type
(Percentage of Net Assets)

1 The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments
December 31, 2009

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

Commercial Paper and Corporate Obligations – 37.7%

Atlantis One Funding Corp.
$1,000,000	0.230%		02/03/10	$999,789
Barton Capital LLC
2,000,000	0.250		01/04/10	1,999,958
Cafco LLC
3,000,000	0.190		01/06/10	2,999,921
Chariot Funding LLC
1,000,000	0.170		01/19/10	999,915
Clipper Receivables Co. LLC
2,000,000	0.290		01/12/10	1,999,823
CRC Funding LLC
3,000,000	0.290		01/07/10	2,999,855
Enterprise Funding Co. LLC
4,000,000	0.250		01/11/10	3,999,722
Galleon Capital LLC
1,000,000	0.220		01/19/10	999,890
2,000,000	0.215		02/16/10	1,999,451
Govco LLC
1,000,000	0.250		02/08/10	999,736
Liberty Street Funding LLC
1,000,000	0.180		01/04/10	999,985
LMA Americas LLC
1,000,000	0.220		02/16/10	999,719
Matchpoint Master Trust
4,000,000	0.190		01/20/10	3,999,599
NRW. Bank
1,000,000	0.230		02/19/10	999,687
Regency Markets No. 1 LLC
3,000,000	0.190		01/19/10	2,999,715
Standard Chartered PLC
1,000,000	0.220		01/21/10	999,878
Straight-A Funding LLC
4,000,000	0.180		02/23/10	3,998,940
Tasman Funding, Inc.
4,000,000	0.300		02/12/10	3,998,600
Thunder Bay Funding, Inc.
4,000,000	0.240		01/15/10	3,999,627
Ticonderoga Funding LLC
3,000,000	0.200		01/11/10	2,999,833
Variable Funding Capital Corp.
3,000,000	0.210		01/11/10	2,999,825
Westpac Banking Corp.
2,000,000	0.280		01/15/10	1,999,782
Windmill Funding Corp.
3,000,000	0.280		01/06/10	2,999,883

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$53,993,133

Eurodollar Certificates of Deposit – 5.6%

Banco Bilbao Vizcaya Argentaria SA
$1,000,000	0.260%		03/31/10	$1,000,025
BNP Paribas SA
1,000,000	0.250		01/15/10	1,000,000

ING Bank NV
3,000,000	0.255		03/12/10	3,000,000
Societe Generale
3,000,000	0.255		03/22/10	3,000,033

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT				$8,000,058

Government Guarantee Variable Rate Obligations(c) – 2.8%

Bank of America N.A.(a)
$1,000,000	0.331%		01/29/10	$1,000,000
Royal Bank of Scotland Group PLC(b)
3,000,000	0.375		02/09/10	3,000,000

TOTAL GOVERNMENT GUARANTEE VARIABLE RATE OBLIGATIONS				$4,000,000

U.S. Government Agency Obligations – 19.6%

Federal Home Loan Bank
$1,000,000	0.004	%(c)	01/09/10	$999,973
1,000,000	0.004	(c)	01/13/10	999,986
900,000	0.181	(c)	01/25/10	899,623
1,000,000	0.152	(c)	02/15/10	999,308
2,000,000	0.116	(c)	03/01/10	1,999,670
2,000,000	0.950		04/05/10	1,999,623
700,000	0.600		06/21/10	699,690
4,000,000	0.560		08/27/10	3,998,747
300,000	0.500		10/22/10	300,000
Federal Home Loan Mortgage Corp.
5,740,000	0.334	(c)	01/07/10	5,741,256
1,000,000	0.184	(c)	01/12/10	1,000,000
300,000	0.208	(c)	02/05/10	299,904
200,000	0.235	(c)	03/03/10	199,958
3,000,000	0.180		05/18/10	2,997,945
Federal National Mortgage Association
1,000,000	0.174	(c)	01/13/10	999,841
2,500,000	0.420		02/08/10	2,498,892
1,500,000	0.540		07/12/10	1,495,680

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$28,130,096

Variable Rate Obligations(c) – 5.9%

Banco Bilbao Vizcaya Argentaria SA
$1,000,000	0.278%		01/21/10	$1,000,024
JPMorgan Chase & Co.
3,000,000	0.232		01/21/10	3,000,000
Rabobank Nederland
2,000,000	0.284		01/07/10	2,000,000
1,000,000	0.273		02/16/10	1,000,000

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)
December 31, 2009

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Variable Rate Obligations(c) – (continued)

Westpac Banking Corp.
$1,500,000	0.277%	03/09/10	$1,500,000

TOTAL VARIABLE RATE OBLIGATIONS			$8,500,024

Yankee Certificates of Deposit – 9.8%

Caixa Geral de Depositos SA
$1,000,000	0.200%	01/14/10	$1,000,000
Calyon
3,000,000	0.245	01/11/10	3,000,000
Lloyds TSB Group PLC
4,000,000	0.245	01/12/10	4,000,000
Mitsubishi UFJ Financial Group, Inc.
3,000,000	0.240	03/04/10	3,000,000
Royal Bank of Scotland Group PLC
1,000,000	0.275	03/29/10	1,000,000
Svenska Handelsbanken AB
2,000,000	0.230	01/25/10	2,000,012

TOTAL YANKEE CERTIFICATES OF DEPOSIT			$14,000,012

U.S. Treasury Obligations – 1.4%

United States Treasury Bills
$1,000,000	0.540%	06/10/10	$997,600
700,000	0.410	06/17/10	698,669
300,000	0.443	06/17/10	299,384

TOTAL U.S. TREASURY OBLIGATIONS			$1,995,653

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT			$118,618,976

Repurchase Agreement(d) – 17.8%

Joint Repurchase Agreement Account II
$25,600,000	0.007%	01/04/10	$25,600,000
Maturity Value: $25,600,020

TOTAL INVESTMENTS – 100.6%			$144,218,976

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%			(871,750)

NET ASSETS – 100.0%			$143,347,226

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. The total market value of this security amounts to $1,000,000, which represents approximately 0.7% of net assets as of December 31, 2009.

(b)	Represents a security which is guaranteed by a foreign government. Total market value of this security amounts to $3,000,000, which represents approximately 2.1% of net assets as of December 31, 2009.

(c)	Variable or floating rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(d)	Joint repurchase agreement was entered into on December 31, 2009. Additional information appears on page 7.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

The accompanying notes are an integral part of these financial statements.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2009, the Fund had an undivided interest in the Joint Repurchase Agreement Account II which equaled $25,600,000 in principal amount.

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$700,000,000	0.01%	01/04/10	$700,000,778

Banc of America Securities LLC	1,150,000,000	0.02	01/04/10	1,150,002,556

Barclays Capital, Inc.	2,000,000,000	0.00	01/04/10	2,000,000,000

Citigroup Global Markets, Inc.	1,500,000,000	0.01	01/04/10	1,500,001,667

Credit Suisse Securities (USA) LLC	3,900,000,000	0.00	01/04/10	3,900,000,043

Deutsche Bank Securities, Inc.	500,000,000	0.00	01/04/10	500,000,000

Deutsche Bank Securities, Inc.	1,700,000,000	0.01	01/04/10	1,700,001,889

JPMorgan Securities	1,250,000,000	0.00	01/04/10	1,250,000,000

Merrill Lynch & Co., Inc.	850,000,000	0.01	01/04/10	850,000,944

Morgan Stanley & Co.	1,000,000,000	0.00	01/04/10	1,000,000,011

Morgan Stanley & Co.	3,075,000,000	0.01	01/04/10	3,075,003,417

RBS Securities, Inc.	1,500,000,000	0.01	01/04/10	1,500,001,667

UBS Securities LLC	207,900,000	0.00	01/04/10	207,900,002

UBS Securities LLC	550,000,000	0.01	01/04/10	550,000,611

Wachovia Capital Markets	2,550,000,000	0.01	01/04/10	2,550,002,833

TOTAL				$22,432,916,418

At December 31, 2009, the Joint Repurchase Agreement Account II was fully collateralized by:

	Interest	Maturity
Issuer	Rates	Dates

Federal Farm Credit Bank	4.500% to 7.350%	03/07/11 to 08/03/37

Federal Farm Credit Bank Principal-Only Stripped Security	0.000	12/16/15

Federal Home Loan Bank	0.000 to 8.290	01/04/10 to 09/14/35

Federal Home Loan Mortgage Corp.	0.000 to 14.000	02/01/10 to 01/01/40

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	07/15/12 to 03/15/25

Federal National Mortgage Association	0.000 to 16.000	01/01/10 to 11/01/49

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	11/15/12 to 10/08/27

Government National Mortgage Association	4.250 to 6.500	08/15/18 to 08/15/49

Tennessee Valley Authority	4.375 to 4.750	08/01/13 to 06/15/15

Tennessee Valley Authority Interest-Only Stripped Security	0.000	11/01/10

U.S. Treasury Interest-Only Stripped Securities	0.000	05/15/10 to 05/15/18

U.S. Treasury Notes	0.750 to 9.250	02/28/11 to 11/15/19

U.S. Treasury Principal-Only Stripped Securities	0.000	11/15/15 to 11/15/19

The aggregate market value of the collateral, including accrued interest, was $22,947,435,662.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Assets and Liabilities
December 31, 2009

Assets:

Investments in securities, at value based on amortized cost	$118,618,976
Repurchase agreement, at value based on amortized cost	25,600,000
Cash	89,018
Receivables:
Fund shares sold	80,055
Interest	41,115
Reimbursement from investment adviser	10,801

Total assets	144,439,965

Liabilities:

Payables:
Fund shares redeemed	1,029,160
Amounts owed to affiliates	33,551
Accrued expenses	30,028

Total liabilities	1,092,739

Net Assets:

Paid-in capital	143,341,748
Accumulated undistributed net investment income	5,478

NET ASSETS	$143,347,226

Total Service Shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	143,339,891
Net asset value, offering and redemption price per share	$1.00

The accompanying notes are an integral part of these financial statements.

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Operations
For the Fiscal Year Ended December 31, 2009

Investment income:

Interest	$1,155,831

Expenses:

Management fees	589,957
Distribution and Service fees	421,398
Professional fees	88,768
U.S. Treasury Temporary Guarantee Program fees	60,176
Custody and accounting fees	44,969
Transfer Agent fees	33,712
Printing fees	28,959
Trustee fees	16,663
Other	15,594

Total expenses	1,300,196

Less — expense reductions	(400,805)

Net expenses	899,391

NET INVESTMENT INCOME	256,440

NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	31,994

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$288,434

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

From operations:

Net investment income	$256,440	$4,529,922
Net realized gain (loss) from investment transactions	31,994	(8,445)

Net increase in net assets resulting from operations	288,434	4,521,477

Distributions to shareholders:

From net investment income	(281,099)	(4,521,477)

From share transactions (at net asset value of $1.00 per share):

Proceeds from sales of shares	36,215,518	66,759,739
Reinvestment of distributions	281,099	4,521,524
Cost of shares redeemed	(88,027,845)	(81,928,114)

Net decrease in net assets resulting from share transactions	(51,531,228)	(10,646,851)

TOTAL DECREASE	(51,523,893)	(10,646,851)

Net assets:

Beginning of year	194,871,119	205,517,970

End of year	$143,347,226	$194,871,119

Accumulated undistributed net investment income	$5,478	$8,445

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

										Ratio of	Ratio of
	Net asset			Distributions		Net asset		Net assets,	Ratio of	total	net investment
	value,	Net		from net		value,		end of	net expenses	expenses	income
	beginning	investment		investment		end of	Total	year	to average	to average	to average
	of year	income		income		year	return(a)	(in 000s)	net assets	net assets	net assets

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009	$1.00	$0.002	(b)(c)	$(0.002	)(c)	$1.00	0.15%	$143,347	0.53%	0.77%	0.15%
2008	1.00	0.02	(b)	(0.02)		1.00	2.25	194,871	0.63	0.71	2.27
2007	1.00	0.05	(b)	(0.05)		1.00	4.98	205,518	0.48	0.71	4.87
2006(d)	1.00	0.05	(b)	(0.05)		1.00	4.65	199,439	0.49	0.71	4.59
2005(d)	1.00	0.03	(e)	(0.03	)(f)	1.00	2.75	222,194	0.55	0.55	2.65

(a)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. The Goldman Sachs Money Market Fund first began operations as the Allmerica Money Market Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006, is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Net investment income and distributions from net investment income contain $0.0002 of net realized gains and distributions from net realized gains.
(d)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years’ financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Money Market Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund.
(e)	Calculated based on the SEC methodology.
(f)	Distribution from net realized gain on investments and return of capital amounted to less than $0.0005.

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements
December 31, 2009

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering one class of shares — Service Shares. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a management agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the Notes to Financial Statements.

B. Investment Valuation — It is the Fund’s policy to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity or reset date. Under procedures and tolerances established by the trustees, GSAM evaluates the difference between the Fund’s net asset value per share (“NAV”) based upon the amortized cost of the Fund’s securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund. Long-term capital gains distributions, if any, are declared and paid annually.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008, were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$279,019	$4,521,477
Net long-term capital gains	2,080	—

Total taxable distributions	$281,099	$4,521,477

Capital loss carryforward amounts, if any, are available to be carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions. The Fund utilized $10,302 of capital losses in the current fiscal year.
The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for federal income tax purposes.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $21,692 from accumulated net realized gain on investments to accumulated undistributed net investment income. This reclassification has no impact on the net asset value of the Fund and result primarily from dividend redesignations.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

F. Repurchase Agreements — The Fund may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. Under these agreements, the Fund is permitted to deliver or re-pledge these securities.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund’s credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services. This fee is equal to an annual percentage rate of the average daily net assets, which may then be paid to authorized dealers.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)
December 31, 2009

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is calculated daily and payable monthly and is equal to an annual percentage rate of the Fund’s average daily net assets.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This expense limitation may be modified or terminated at any time at the option of GSAM. For the fiscal year ended December 31, 2009, GSAM voluntarily reimbursed approximately $188,000 to the Fund.
For the fiscal year ended December 31, 2009, the amounts owed to affiliates were approximately $34,000 for management fees.

E. Total Fund Expenses

During the fiscal year ended December 31, 2009, GSAM has voluntarily agreed to waive a portion of its management fee attributable to the Fund. Additionally, Goldman Sachs, as Distributor and Transfer Agent, has voluntarily agreed to waive all or a portion of distribution and service plan fees and transfer agency fees attributable to the Fund. The following table outlines: i) such fees, net of waivers and ii) Other Expenses, net of reimbursements, and custody and transfer agent fee credit reductions, if any, in order to determine the Fund’s net annualized expenses for the fiscal year ended December 31, 2009. The Fund is not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

Ratio of net expenses
to average net assets
Fee/Expense Type	for the fiscal year ended
(contractual rate, if any)	December 31, 2009

Management Fee (0.35%)	0.33%
Distribution and Service Fees (0.25%)	0.15
Transfer Agency Fee (0.02%)	0.01
Other Expenses	0.04 *

Net Expenses	0.53%

*	Includes U.S. Treasury Temporary Guarantee Program fees.

For the fiscal year ended December 31, 2009, Goldman Sachs waived approximately $29,000, $175,000, and $9,000 in management, distribution and service, and transfer agent fees, respectively.

F. Line of Credit Facility — The Fund participates in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2009, the Fund did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Fund’s investments categorized in the fair value hierarchy:

	Level 1	Level 2(a)	Level 3

Assets
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$1,995,653	$32,130,096	$—
Corporate Obligations (including repurchase agreements)	—	110,093,227	—

Total	$1,995,653	$142,223,323	$—

(a)	The Fund utilizes amortized cost which approximates fair value to value money market investments. This results in a Level 2 classification as amortized cost is considered a model-based price.

5. OTHER RISKS

Interest Rate Risk — In a declining interest rate environment, low yields on the Fund’s holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders. As a result, GSAM and/or Goldman Sachs may voluntarily agree to waive certain fees (such as distribution and service, transfer agency and management fees) which can fluctuate daily.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)
December 31, 2009

7. OTHER MATTERS

Temporary Guarantee Program — On October 3, 2008, the trustees of the Fund approved participation in the U.S. Treasury Department’s (the “Treasury”) Temporary Guarantee Program (the “Program”) for the Fund and other Goldman Sachs registered money market funds. Each of these Funds paid the Treasury a fee based on the number of shares outstanding as of September 19, 2008 to participate in the Program for the initial 3-month term that expired on December 18, 2008. On December 3, 2008, the trustees approved participation in the extension of the program through April 30, 2009 on behalf of the Fund. Subsequently, on April 9, 2009, the trustees approved further participation in the Program through September 18, 2009 on behalf of the Fund. With each extension of the Program, the participating Funds paid the Treasury an additional fee based on the number of shares outstanding as of September 19, 2008.
Pursuant to its terms, the Program terminated on September 18, 2009, and therefore the guarantee of a $1.00 NAV price per share provided by the Program is no longer in effect for the Fund or any other money market fund. Under the Program, if a participating Fund’s market-based net asset value per share had dropped below $0.995 on any day while the Program was in effect, shareholders of record on that date who also held shares in the participating Fund on September 19, 2008 may have been eligible to receive a payment from the Treasury upon liquidation of that Fund. The fees were amortized over the length of the participation in the Program. The expense was borne by the Fund without regard to any expense limitation in effect for the Fund. Such amounts are represented in the U.S. Treasury Temporary Guarantee Program fees on the Statement of Operations.

New Accounting Pronouncement — In May 2009, the FASB issued FASB Accounting Standards Codification (“ASC”) 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through February 16, 2010, the date the financial statements were issued.

 16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Money Market Fund (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2010

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Fund Expenses — Six Month Period Ended December 31, 2009 (Unaudited)

As a shareholder of the Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
	07/01/09	12/31/09		12/31/09*
Actual	$1,000.00	$1,000.10		$1.93
Hypothetical 5% return	1,000.00	1,023.28	+	1.95

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period was 0.53%.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004; Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Patrick T. Harker Age: 51	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Northern Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund and Goldman Sachs Trust. As of December 31, 2009, the Trust consisted of 11 portfolios, Goldman Sachs Trust consisted of 83 portfolios (of which 82 offered shares to the public) and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 32 Old Slip New York, NY 10005 Age: 38	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Goldman Sachs Money Market Fund designates $2,080 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2009.

During the year ended December 31, 2009, the Goldman Sachs Money Market Fund, designates $19,612 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

21

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	George F. Travers, Principal Financial Officer
Diana M. Daniels	Peter V. Bonanno, Secretary
Patrick T. Harker	Scott M. McHugh, Treasurer
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, NY 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider the Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Money Market Fund.

Copyright 2010 Goldman, Sachs & Co. All rights reserved.

VITMMAR10/32207.MF.TMPL/02-10

Goldman
Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund

Annual Report
December 31, 2009

MARKET OVERVIEW

Market Review

U.S. financial markets oscillated between extremes of fear and exuberance during the 12 months ended December 31, 2009 (the “Reporting Period”). The credit crisis from 2008 spilled into the first quarter, as the nation’s financial system experienced an extremely challenging period. As governments around the world coordinated a response to the financial crisis, the likelihood of failure was reduced for many companies. The Federal Reserve Board (the “Fed”) left the federal funds rate unchanged at a range of between 0% and 0.25% and continued to pursue unconventional easing approaches, such as making verbal commitments to maintain low rates and buying assets to try to stimulate demand. The government also announced a number of programs, which received mixed reviews from investors. Perhaps most surprising was news during the second quarter that the Fed would purchase up to $300 billion in Treasury debt over six months, taking another massive step down the path of unconventional easing. Other major announcements included the Public-Private Investment Program, the Homeowner Affordability and Stability Plan, and the $787 billion American Recovery and Reinvestment Act.

The third quarter was characterized by a streak of improving economic data, including economic growth in the manufacturing sector as well as better than expected retail sales. Nevertheless, consumers remained burdened by high debt levels and a weak labor market. The economy continued to show encouraging signs of stabilization and improvement during the fourth quarter. However, despite some positive economic data, with non-farm payrolls, retail sales, consumer sentiment, and business inventories all posting higher than predicted increases, concerns about the elevated unemployment rate of 10%, the Federal Reserve’s stance on interest rates, and the strength of the U.S. dollar weighed on the markets during the final months of the year.

EQUITY MARKETS

Stocks rallied sharply off of a March 9th trough into the second and third quarters. Propelled by investors’ renewed appetite for risk, they were driven higher by the most battered names from the first quarter and on companies with greater growth prospects. The equity market continued to experience gains through the end of the year, though in a less pronounced manner.

The S&P 500 Index rose of 26.46% in the broad-based rally, its best annual gain since 2003, though it remained significantly down from its 2007 peak. Growth stocks overall were solid winners across the capitalization spectrum. Despite big rebounds for financial shares as credit conditions eased, technology stocks helped most growth-oriented benchmarks outpace their value-oriented counterparts.

FIXED INCOME MARKETS

All spread, or non-Treasury, sectors performed well during the Reporting Period. As investors continued to show a strong appetite for relatively risky assets, all spread sectors outperformed Treasuries and swaps. The best-performing sector within the Barclays U.S. Aggregate Bond Index was commercial mortgage-backed securities (CMBS), which outperformed duration-matched Treasuries by 29.60% for the period from December 31, 2008 to December 31, 2009. Spreads on the Barclays Capital Corporate Index (or the difference in yields between corporate bonds and duration-equivalent Treasury securities), which had widened significantly in 2008, narrowed by 3.83% during 2009.

MARKET OVERVIEW

With short-term interest rates anchored by near-zero Fed funds rates, the yield curve steepened, meaning longer-term interest rates rose more than shorter-term interest rates. Long-term rates — controlled by the market, not by the Fed — rose during the first quarter, as investors positioned themselves for a glut of stimulus-related issuance, and inflationary concerns surfaced. Long-term rates continued to rise through the second quarter, as financial conditions improved and the economy showed signs of stabilization. They remained relatively stable during the third quarter, rising again into the year end, as the Fed maintained its commitment to low interest rates.

Looking Ahead

EQUITY MARKET

We expect equity market volatility to normalize, creating an environment with compelling investment opportunities at the individual stock level. In general, as economic stress subsides, stocks begin to trade more in concert with their underlying companies’ fundamentals. In our view, many quality stocks are inexpensive relative to their lower quality peers, a valuation gap we expect to narrow over time. We expect corporate earnings to accelerate as the economy strengthens and companies improve their operating leverage through aggressive cost cutting, and for low borrowing costs to be a further tailwind to earnings.

We believe that high-quality growth companies with established competitive advantages can take market share, capitalize on growth drivers, exert pricing power and self-finance their growth. As a result, these companies should be able to extend their competitive advantage, position themselves for superior future growth and command a premium valuation regardless of the market environment. We believe the market eventually recognizes the value of high quality, dominant growth franchises.

FIXED INCOME MARKETS

The U.S. economy appears to be moving in the right direction, and according to a number of forward-looking indicators, growth is likely to improve. In particular, the expansion in manufacturing activity suggests fourth quarter growth could approach 4%, which would be well above the 2.7% consensus estimate. In 2010, we believe U.S. growth will depend heavily on the cycle of low interest rates and rising asset prices discussed in our global outlook. Consumer spending accounts for two-thirds of U.S. economic growth, and we think future consumption will depend on what happens with employment and investment prices.

Over the next 12 months, we believe the U.S. economy could expand at an annualized rate of about 2.7%. We expect most of that growth to come from inventory restocking, modest consumer spending and an increase in business investment. With so much slack remaining in the economy, we anticipate an inflation rate of only about 1.3% in 2010, less than the consensus forecast of approximately 2%.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the year ended December 31, 2009.

How did the Goldman Sachs Core Fixed Income Fund (the “Fund”) perform during the annual period ended December 31, 2009 (the “Reporting Period”)?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 14.68%. These returns compare to the 5.93% average annual total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (“Barclays Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s short duration position compared to the Barclays Index contributed to its relative outperformance, as interest rates rose during the Reporting Period. The Fund’s duration strategy was implemented by underweighting the long-term end of the yield curve, or spectrum of maturities. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

The portfolio also benefited from an overweighted position in non-agency residential mortgage-backed securities, which performed strong in anticipation of the government’s Public-Private Investment Program (PPIP), as well as indications the housing market was stabilizing. Also contributing was issue selection among government and agency bonds.

Which fixed income market sectors contributed the most to Fund performance?

As systemic risk decreased dramatically, the credit markets began a massive rally in mid-March. The Fund benefited from its overweighted position in non-agency adjustable-rate mortgages (ARMs), which performed well as supply and demand conditions improved and then continued to rally after the government’s announcement of the PPIP.

A modestly overweighted allocation to investment-grade corporate bonds also contributed to the Fund’s relative performance. Grave concern about the health of the financial system had pushed down the prices of many of these securities in 2008. To take advantage of a potential rebound, we had overweighted the sector within the Fund’s portfolio — a timely decision. The Fund’s allocation to these securities, especially to the debt of financial institutions, boosted its returns, as investors moved back into riskier assets and the government pledged to guarantee bank debt. During the Reporting Period, investment-grade corporate bonds as represented by the Barclays Capital Corporate Index outperformed similar duration Treasuries by 22.76%.

The Fund benefited from issue selection among non-agency ARM’s and commercial mortgage-backed securities (CMBS). Within government and agency bonds, our preference for Treasury Inflation Protected securities (TIPS) and the Fund’s complement of quasi-government bonds boosted results. Issue selection within investment grade corporate bonds, particularly among investment-grade financials, also added value.

What sectors detracted from the Fund’s performance?

The Fund’s underweighted exposure to emerging markets debt hampered its relative performance. The sector rallied as investors rediscovered their appetite for risk.

How did duration positioning decisions affect the Fund’s performance?

The Fund’s short duration positioning compared to the Barclays Index, through a modest position in the long-term end of the yield curve, contributed positively to its performance. In January, interest rates rose as market participants positioned themselves for a glut of stimulus-related issuance, and longer-term inflationary concerns surfaced. Because we believed the risk-return trade-off had diminished, we moved the Fund’s duration position to a neutral one as compared with the Barclays Index prior to the Fed’s announcement that it would be purchasing Treasuries. We subsequently reinitiated the Fund’s short duration stance during the second quarter, which added to returns, as interest rates moved higher with improved financial conditions and signs that macroeconomic data may be stabilizing. As interest rates rallied and supply diminished during the

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

third quarter, this duration position dampened performance. However, it contributed to returns during the fourth quarter as spreads (or, the difference in yields) widened.

What changes did you make to the Fund’s weightings during the Reporting Period and why?

Heavy buying by the Fed drove agency mortgage spreads tighter during the Reporting Period, reducing their attractiveness relative to other low risk assets, such as agency securities. As a result, we reduced our allocation to mortgage pass-throughs. Because we saw more value in government and agency securities, we also added to the Fund’s holdings in these securities.

We reduced our underweighted position in agency mortgage-backed securities toward the end of the fourth quarter. In late December, the Treasury amended the terms of its agreements with Fannie Mae and Freddie Mac. We believe the amendments are favorable for agency mortgages because the Treasury has reiterated and solidified its support for the government-sponsored enterprises (GSEs). One of the amendment also allows the GSEs to purchase delinquent loans from existing MBS pools without having to make an offsetting sale from their own portfolios.

How was the Fund positioned relative to its benchmark index at the end of December 2009?

At the end of the Reporting Period, the Fund was modestly underweight agency mortgages. It had overweighted positions relative to the Barclays Index in agencies, non-agency ARMs and collateralized mortgage obligations (CMOs). Also, within the Fund, we moved to a neutral to slightly underweighted position in mortgage pass-throughs. The Fund had slightly overweighted allocations to investment-grade corporate bonds. We maintained a significantly underweighted position in Treasuries because we expect them to continue to underperform spread, or non-Treasury, sectors in the near term. The Fund had close to a neutral position in asset-backed securities compared to the Barclays Index at the end of December 2009.

What is the Fund’s tactical view and strategy for the months ahead?

We are targeting a neutral duration position compared to the Barclays Index through a modest position in the short-term end of the yield curve. We remain cautious on longer-date Treasury yields, maintaining an underweighted position, because we expect bond supply to continue to rise due to funding for continued economic stimulus.

Despite the strong rally in the non-agency mortgage market, we continue to see opportunities in the senior tranches of distressed securities backed by Alt-A mortgages, which are mortgages that fall between prime and subprime in terms of the credit quality of the underlying borrowers, and option ARMs, which give borrowers payment options. We believe these securities remain attractively priced, even under extremely conservative default and recovery assumptions.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

SECTOR ALLOCATION1

1 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
2 Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.
3 “Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or the Foreign Government Guarantee Program and are backed by the full faith and credit of the United States or the federal government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Summary

December 31, 2009

The following graph shows the value, as of December 31, 2009, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Since Inception

Core Fixed Income Fund (Commenced January 9, 2006)	14.68%	3.91%

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis
Below, SSgA Funds Management, Inc. the Fund’s Sub-Advisor, discusses the Fund’s performance and positioning for the 12 months ended December 31, 2009.

How did the Goldman Sachs Equity Index Fund (the “Fund”) perform during the annual period ended December 31, 2009 (the “Reporting Period”)?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 26.28%. This compares to the 26.46% average annual total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested) during the same period.

Which sectors and which industries in the S&P 500 Index were the strongest contributors to the Fund’s performance?

All ten sectors in the S&P 500 Index gained ground during the Reporting Period. Information technology was the strongest contributor within the S&P 500 Index and contributed the most to the Fund’s returns. The consumer discretionary, financials, health care, and industrials sectors also added to Fund’s performance.

The industries that contributed the most to the results of both the S&P 500 Index and the Fund were computers and peripherals; software; semiconductors and semiconductor equipment; communications equipment; and capital markets.

Which sectors and industries in the S&P 500 Index were the weakest contributors to the Fund’s performance?

Although they posted positive returns, the utilities, telecommunications services, energy, consumer staples and materials sectors were the weakest contributors to the Fund’s performance.

Industries generating a negative return were commercial banks; biotechnology; electric utilities; diversified consumer services; and construction materials.

Which individual stocks were the top performers, and which were the greatest detractors?

The largest sector by weighting in the S&P 500 Index at the end of the Reporting Period was information technology at a weighting of 19.85%, and it provided all five of the Reporting Period’s top performers — Apple, Microsoft, International Business Machines (IBM), Google and Cisco Systems.

Detractors from S&P 500 Index and Fund returns were Exxon Mobil, Citigroup, General Electric, Procter & Gamble and Gilead Sciences.

What changes were made to the makeup of the S&P 500 Index during the Reporting Period?

Twenty-six stocks were removed from the S&P 500 Index during the Reporting Period, including General Motors, which filed for bankruptcy protection. Other notable deletions included Wyeth Pharmaceuticals, Schering-Plough, Ingersoll-Rand, Tyco Electronics and MBIA. There were also twenty-six additions to the S&P 500 Index during the Reporting Period. Notable additions included Western Digital, Priceline.com, First Solar, Visa and DeVry.

What is your Fund strategy for the months ahead?

In keeping with our the Fund’s investment objective, we will seek to achieve investment results that correspond to the aggregate price and yield performance of the S&P 500 Index, which measures the investment returns of large capitalization stocks.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

TOP TEN PORTFOLIO HOLDINGS AS OF 12/31/09*

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	3.2%	Energy
Microsoft Corp.	2.3	Software & Services
Apple, Inc.	1.9	Technology Hardware & Equipment
Johnson & Johnson	1.8	Pharmaceuticals, Biotechnology & Life Sciences
The Procter & Gamble Co.	1.8	Household & Personal Products
International Business Machines Corp.	1.7	Technology Hardware & Equipment
AT&T, Inc.	1.6	Telecommunication Services
JPMorgan Chase & Co.	1.6	Diversified Financials
General Electric Co.	1.6	Capital Goods
Chevron Corp.	1.5	Energy

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.
FUND vs. BENCHMARK SECTOR ALLOCATION AS OF 12/31/091

1 The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETF”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Summary

December 31, 2009

The following graph shows the value, as of December 31, 2009, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Equity Index Fund’s Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Since Inception

Equity Index Fund (Commenced January 9, 2006)	26.28%	–1.65%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the one year ended December 31, 2009.

How did the Goldman Sachs Government Income Fund (the “Fund”) perform during the annual period ended December 31, 2009 (the “Reporting Period”)?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 6.44%. These returns compare to the 1.96% average annual total return of the Fund’s benchmark, the Barclays Capital Government/Mortgage Index (“Barclays Index”) during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s short duration position compared to the Barclays Index contributed to its relative outperformance, as interest rates rose during the Reporting Period. The Fund’s duration strategy was implemented by underweighting the long-term end of the yield curve, or spectrum of maturities. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

The portfolio also benefited from an overweighted position in non-agency residential mortgage-backed securities, which performed strong in anticipation of the government’s Public-Private Investment Program (PPIP), as well as indications the housing market was stabilizing. Issue selection among government and agency bonds also added to relative performance.

Which fixed income market sectors contributed the most to Fund performance?

As systemic risk decreased dramatically, the credit markets began a massive rally in mid-March. The Fund benefited from its overweighted position in non-agency ARMs, which performed well as supply and demand conditions improved and then continued to rally after the government’s announcement of the PPIP.

Similarly, as investors became less risk averse, commercial mortgage-backed securities (CMBS) outperformed. The sector also benefited from the success of the Term Asset-backed Loan Facility (TALF). A modest overweighted allocation to the sector added to the Fund’s returns.

Within government and agency bonds, our preference for Treasury Inflation Protected Securities (TIPS) and the Fund’s complement of quasi-government bonds boosted results.

What sectors detracted from the Fund’s performance?

No sectors detracted meaningfully from the Fund’s performance during the Reporting Period.

How did duration positioning decisions affect the Fund’s performance?

The Fund’s short duration positioning compared to the Barclays Index, through a modest position in the long-term end of the yield curve, contributed positively to its performance. In January, interest rates rose as market participants positioned themselves for a glut of stimulus-related issuance, and longer-term inflationary concerns surfaced. Because we believed the risk-return trade-off had diminished, we moved the Fund’s duration position to a neutral one as compared with the Barclays Index prior to the Fed’s announcement that it would be purchasing Treasuries. We subsequently reinitiated the Fund’s short duration stance during the second quarter, which added to returns, as interest rates moved higher with improved financial conditions and signs that macroeconomic data may be stabilizing. As interest rates rallied and supply diminished during the third quarter, this duration position dampened performance. However, it contributed to returns during the fourth quarter as spreads (or, the difference in yields) widened.

What changes did you make to the Fund’s weightings during the Reporting Period and why?

Heavy buying by the Fed drove agency mortgage spreads tighter during the Reporting Period, reducing their attractiveness relative to other low risk assets, such as agency securities. As a result, we reduced the Fund’s overweighted allocation to agency mortgage-backed securities and reinvested the proceeds in agency securities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

How was the Fund positioned relative to its benchmark index at the end of December 2009?

The Fund had overweighted positions relative to the Barclays Index in non-agency ARMs and collateralized mortgage obligations (CMOs) at the end of the Reporting Period. The Fund held a slightly underweighted position in mortgage pass-throughs. The Fund maintained a significantly underweighted allocation to Treasuries because we expect them to continue to underperform spread, or non-Treasury, sectors in the near term. The Fund had overweighted exposure to agency securities and a modest overweighted position in asset-backed securities compared to the Barclays Index at the end of December 2009.

What is the Fund’s tactical view and strategy for the months ahead?

We are targeting a neutral duration position compared to the Barclays Index through a modest position in the short-term end of the yield curve. We remain cautious on longer-date Treasury yields, maintaining an underweighted position, because we expect bond supply to continue to rise due to funding for continued economic stimulus.

Despite the strong rally in the non-agency mortgage market, we continue to see opportunities in the senior tranches of distressed securities backed by Alt-A mortgages, which are mortgages that fall between prime and subprime in terms of the credit quality of the underlying borrowers, and Option ARMs, which give borrowers payment options. We believe these securities remain attractively priced, even under extremely conservative default and recovery assumptions.
SECTOR ALLOCATION1

1 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
2 Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.
3 “Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or the Foreign Government Guarantee Program and are backed by the full faith and credit of the United States or the federal government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Performance Summary

December 31, 2009

The following graph shows the value, as of December 31, 2009, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital Government/Mortgage Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Government Income Fund’s Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Since Inception
Government Income Fund (Commenced January 9, 2006)	6.44%	5.21%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Management Team discusses the Fund’s performance and positioning for the 12 months ended December 31, 2009 (the “Reporting Period”).

How did the Goldman Sachs Growth Opportunities Fund (the “Fund”) perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 58.59%. This compares to the 46.29% average annual total return of the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

In keeping with our investment approach, the Fund’s significant outperformance was primarily the result of stock selection. In addition, the Fund benefited during the broad market rally as investors became less risk averse in their investment decisions and sought out companies with attractive growth prospects.

Which equity market sectors most significantly affected Fund performance?

Our bottom-up approach focuses on security selection, and as a result, we do not make active sector-level investment decisions. That said, on a sector level, energy and consumer discretionary provided the strongest returns of the Reporting Period. Positions in the telecommunications services, financials and utilities sectors also enhanced the Fund’s relative returns.

What were some of the Fund’s best-performing individual stocks?

Gentex, a producer of auto-dimming rearview mirrors and commercial fire protection products, was a top performing stock during the Reporting Period. The company’s share price has been driven higher by a shift in its product mix, the automotive end-market recovery and related inventory restocking. Gentex focused its business on two new products, rear camera display (RCD), which helps drivers back up their vehicles, and SmartBeam, which automatically adjusts headlight high beams. Although we believe Gentex has the leading technology and plenty of room to grow, we locked in profits for the Fund by liquidating the position.

Shares of CME Group, the world’s largest futures and options exchange, also contributed to the Fund’s returns. In March, the company reported that trading volumes had increased since the beginning of 2009. We believe CME Group’s vertically integrated clearing house and exchanges and its unique product offering remains a competitive advantage. Furthermore, we think its over-the-counter clearing business, Clearport, provides a significant growth opportunity because it could meet customers’ demands for more transparency and less counterparty risk.

Another notable contributor was Weatherford International. The oil well services company announced at the end of May that it would acquire TNK-BP Oil Field Services, which is anticipated to greatly increase the company’s access to the critical Western Siberia and Volga-Urals regions in Russia. The company was also awarded a large drilling contract in the Buzurgan fields in Southern Iraq, which supports its strategy of developing its global business. In addition, Weatherford International benefited from rising oil prices.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Fortune Brands detracted from Fund performance, as its shares declined after the company reported weak earnings. The company experienced weakness in several product areas during the consumer spending slowdown. Nevertheless, we continue to believe Fortune Brands has a strong, diversified product portfolio that is likely to benefit when consumer spending increases.

Alliant Techsystems detracted from performance largely because of broader weakness within the defense and aerospace industries. The Obama Administration is reviewing all of the former Bush administration’s defense procurement plans and we expect to see both procurement reform and the elimination of some programs. In our view, Alliant Techsystems is well-

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

positioned for this outcome because it delivers lower cost products. It also derives sales from areas other than defense, including commercial markets, such as autos and aviation, and civil markets, such as law enforcement.

Did the Fund make any significant purchases or sales during the Reporting Period?

We purchased shares in a number of retail companies, including Staples, Tiffany and Bed Bath & Beyond, during the first half of the fiscal year. Staples is a market share leader in the retail office products and delivery businesses. The company’s recent acquisition of Corporate Express changes the composition of its revenue base, and now over 50% of its revenues come from the high margin, high return delivery business. In addition, two competitors, Office Max and Office Depot, are closing stores in the U.S., which could lead to market share gains for Staples.

Jewelry business Tiffany remains a leader in one of the most fragmented segments of retailing. Recent bankruptcies of national chains and high-end boutiques have left Tiffany well-positioned, in our view, to gain market share. Further, Tiffany has a strong, global brand that we believe will get stronger as it continues to penetrate international markets. The company protects its brand by having a no-discount policy, ensuring stable profits relative to most of the retail industry.

Bed Bath & Beyond is a chain of retail stores with well-known subsidiaries, Christmas Tree Shops and buybuy BABY. We believe the company is likely to gain market share following the bankruptcy of its major competitor, Linens ’n Things.

Later in the fiscal year, we purchased Dril-Quip, which manufactures and sells engineered offshore deep water drilling and production equipment. In our view, the prospects in deep water drilling are attractive given the limited supply of onshore sources of oil. We believe Dril-Quip is fully well positioned to benefit from increased deepwater exploration. We also think the stock is attractively valued given the company’s dominant position in the deep water space and its long-term prospects in offshore drilling.

We also purchased Apollo Group, a provider of private education programs at the undergraduate, graduate and doctoral levels through the Internet and on campuses. Apollo meets our criteria for a high-quality growth business because it has high margins and a low market cap, giving it the potential to generate meaningful free cash flow. We also believe Apollo is benefiting from an increase in demand for online courses.

We sold Express Scripts, one of the three leading pharmacy benefits managers in the U.S. Shares of Express Scripts rose after the company announced its acquisition of WellPoint’s pharmacy benefits management business. While we believe the acquisition should increase Express Scripts’ purchasing power and administration efficiencies, we sold the position because we believed the stock price had reached a fair valuation, and the company no longer fit our definition of a mid cap company.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

There were no notable changes in the Fund’s weightings during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of December 2009?

As mentioned, the Fund’s sector positioning relative to its benchmark index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. At the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweighted positions compared to the Russell Index in the consumer discretionary, energy, financials, health care, consumer staples and telecommunications services sectors. The Fund had smaller weightings relative to the Russell Midcap Growth Index in the industrials, information technology and utilities sectors at the end of December 2009.

What is the Fund’s tactical view and strategy for the months ahead?

As volatility returns to more reasonable levels, and stock prices are expected to be driven once again by fundamentals, we believe the Fund’s holdings are well-positioned. We intend to continue to focus on high-quality growth companies that maintain, in our view, a competitive advantage and generate meaningful free cash flow.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

TOP TEN PORTFOLIO HOLDINGS AS OF 12/31/09*

Holding	% of Net Assets	Line of Business

CB Richard Ellis Group, Inc. Class A	2.8%	Real Estate
Chattem, Inc.	2.6	Household & Personal Products
St. Jude Medical, Inc.	2.6	Health Care Equipment & Services
Cameron International Corp.	2.6	Energy
Northern Trust Corp.	2.6	Diversified Financials
Equinix, Inc.	2.5	Software & Services
Broadcom Corp. Class A	2.5	Semiconductors & Semiconductor Equipment
Global Payments, Inc.	2.2	Software & Services
American Tower Corp. Class A	2.1	Telecommunication Services
People’s United Financial, Inc.	2.1	Banks

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.
FUND vs. BENCHMARK SECTOR ALLOCATION AS OF 12/31/091

1 The fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETF”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 9.2% of the Fund’s net assets at December 31, 2009.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Performance Summary

December 31, 2009

The following graph shows the value, as of December 31, 2009, of a $10,000 investment made in the Fund on January 9, 2006 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Since Inception

Growth Opportunities Fund (Commenced January 9, 2006)	58.59%	3.52%

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments
December 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – 19.2%

Banks – 5.3%
ANZ Capital Trust I(a)(b)
$500,000	4.484%	01/29/49	$500,015
Bank of America Corp.
200,000	5.750	12/01/17	206,505
175,000	7.625	06/01/19	202,149
Bear Stearns Companies, Inc.
525,000	7.250	02/01/18	601,151
Citigroup, Inc.
425,000	6.375	08/12/14	444,495
600,000	5.000	09/15/14	580,640
300,000	5.875	05/29/37	266,122
100,000	6.875	03/05/38	99,219
Credit Agricole SA(a)(b)(c)
200,000	8.375	12/31/49	212,000
Discover Bank
325,000	8.700	11/18/19	349,665
JPMorgan Chase Bank NA
400,000	6.000	10/01/17	425,616
JPMorgan Chase Capital XXVII Series AA
275,000	7.000	11/01/39	277,115
Merrill Lynch & Co., Inc.
450,000	5.450	02/05/13	473,602
Morgan Stanley & Co.
275,000	5.750	08/31/12	296,515
400,000	5.950	12/28/17	411,721
725,000	6.625	04/01/18	778,831
100,000	5.625	09/23/19	100,609
PNC Bank NA
325,000	6.875	04/01/18	344,962
Resona Bank Ltd.(a)(b)(c)
1,250,000	5.850	09/29/49	1,090,973
Royal Bank of Scotland Group PLC(a)
425,000	4.875	08/25/14	430,816
Santander Issuances SA(a)(c)
200,000	5.805	06/20/16	186,000
US Bank NA(c)
250,000	4.375	02/28/17	346,218
Wachovia Bank NA
250,000	7.800	08/18/10	260,868
675,000	6.600	01/15/38	716,510
Wells Fargo Capital XIII(b)(c)
125,000	7.700	12/29/49	120,625

			9,722,942

Building Materials – 0.1%
Holcim US Finance Sarl & Companhia SCS(a)
175,000	6.000	12/30/19	182,156

Chemicals – 0.6%
Airgas, Inc.
425,000	4.500	09/15/14	431,436
Dow Chemical Co.
500,000	7.600	05/15/14	569,075
175,000	5.900	02/15/15	188,258

			1,188,769

Consumer Products – 0.2%
Whirlpool Corp.
125,000	8.000	05/01/12	136,171
175,000	8.600	05/01/14	198,211

			334,382

Electric – 1.7%
Arizona Public Service Co.
250,000	6.375	10/15/11	266,358
225,000	6.250	08/01/16	236,338
CenterPoint Energy, Inc. Series B
1,000,000	7.250	09/01/10	1,031,844
Commonwealth Edison Co.
250,000	5.875	02/01/33	252,755
Enel Finance International SA(a)
475,000	5.125	10/07/19	477,934
FirstEnergy Corp. Series C
275,000	7.375	11/15/31	301,637
Progress Energy, Inc.
200,000	5.625	01/15/16	211,324
350,000	7.000	10/30/31	381,554

			3,159,744

Energy – 0.4%
Dolphin Energy Ltd.(a)
237,600	5.888	06/15/19	239,976
Ras Laffan Liquefied Natural Gas Co. Ltd. III(a)
250,000	5.500	09/30/14	261,911
Suncor Energy, Inc.
250,000	6.100	06/01/18	269,013

			770,900

Food & Beverage – 0.6%
Anheuser-Busch InBev Worldwide, Inc.(a)
400,000	7.200	01/15/14	453,664
550,000	4.125	01/15/15	559,513

			1,013,177

Healthcare – 0.9%
Agilent Technologies, Inc.
550,000	5.500	09/14/15	577,748
Boston Scientific Corp.
300,000	4.500	01/15/15	300,612
200,000	6.000	01/15/20	204,355
CareFusion Corp.(a)
525,000	6.375	08/01/19	567,606

			1,650,321

Life Insurance – 0.4%
MetLife Capital Trust X(a)(b)(c)
300,000	9.250	04/08/38	339,000
Phoenix Life Insurance Co.(a)(b)
325,000	7.150	12/15/34	156,000
Symetra Financial Corp.(a)(c)
325,000	8.300	10/15/37	263,456

			758,456

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Media Cable – 1.2%
Comcast Corp.
$625,000	6.450%	03/15/37	$642,220
COX Communications, Inc.
1,075,000	4.625	01/15/10	1,076,101
Rogers Cable, Inc.
200,000	7.875	05/01/12	224,264
Time Warner Entertainment Co. LP
225,000	8.375	03/15/23	267,809

			2,210,394

Metals and Mining – 0.5%
Anglo American Capital PLC(a)
100,000	9.375	04/08/14	119,994
225,000	9.375	04/08/19	285,797
ArcelorMittal
375,000	6.125	06/01/18	388,253

			794,044

Noncaptive-Financial – 1.2%
Bear Stearns Companies, Inc.
550,000	6.400	10/02/17	601,077
International Lease Finance Corp.
275,000	4.950	02/01/11	255,750
Merrill Lynch & Co., Inc.
325,000	6.400	08/28/17	342,181
600,000	6.875	04/25/18	648,508
SLM Corp.
450,000	5.400	10/25/11	449,575

			2,297,091

Paper – 0.2%
International Paper Co.
325,000	7.500	08/15/21	361,249

Pharmaceuticals – 0.2%
Watson Pharmaceuticals, Inc.
325,000	5.000	08/15/14	332,579

Pipelines – 1.8%
Boardwalk Pipelines LP
575,000	5.875	11/15/16	588,357
DCP Midstream LLC(a)
280,000	9.750	03/15/19	344,527
Energy Transfer Partners LP
550,000	5.950	02/01/15	584,900
Enterprise Products Operating LLC
175,000	5.000	03/01/15	180,729
550,000	6.650	04/15/18	599,820
Tennessee Gas Pipeline Co.
150,000	8.000	02/01/16	169,262
200,000	8.375	06/15/32	237,665
The Williams Companies, Inc.
325,000	8.750	03/15/32	388,739
TransCanada Pipelines Ltd.(c)
325,000	6.350	05/15/67	302,250

			3,396,249

Property/Casualty Insurance – 1.6%
Arch Capital Group Ltd.
350,000	7.350	05/01/34	329,727
Aspen Insurance Holdings Ltd.
350,000	6.000	08/15/14	353,729
Endurance Specialty Holdings Ltd.
175,000	6.150	10/15/15	182,659
Marsh & McClennan Companies, Inc.
600,000	5.150	09/15/10	613,490
QBE Insurance Group Ltd.(a)
225,000	9.750	03/14/14	254,539
Transatlantic Holdings, Inc.
225,000	8.000	11/30/39	227,858
White Mountains Reinsurance Group Ltd.(a)
600,000	6.375	03/20/17	544,142
ZFS Finance USA Trust IV(a)(b)(c)
675,000	5.875	05/09/32	546,352

			3,052,496

Real Estate Investment Trusts – 0.9%
Healthcare Realty Trust, Inc.
300,000	6.500	01/17/17	295,093
ProLogis
100,000	2.250	04/01/37	92,750
175,000	1.875	11/15/37	154,875
Simon Property Group LP
350,000	10.350	04/01/19	437,175
Westfield Capital Corp. Ltd.(a)
225,000	4.375	11/15/10	231,188
Westfield Group(a)
125,000	5.400	10/01/12	132,598
125,000	7.500	06/02/14	140,662

			1,484,341

Tobacco – 0.4%
Altria Group, Inc.
275,000	9.700	11/10/18	338,924
BAT International Finance PLC(a)
300,000	9.500	11/15/18	380,966

			719,890

Wireless Telecommunications – 0.4%
New Cingular Wireless Services, Inc.
675,000	7.875	03/01/11	724,201

Wirelines Telecommunications – 0.6%
Telecom Italia Capital SA
225,000	4.000	01/15/10	225,173
300,000	4.875	10/01/10	307,049
Telefonica Europe BV
300,000	7.750	09/15/10	313,832
Verizon Communications, Inc.
150,000	6.400	02/15/38	158,356

			1,004,410

TOTAL CORPORATE OBLIGATIONS
(Cost $34,161,768)			$35,157,791

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 48.0%

Adjustable Rate Non-Agency(c) – 3.3%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$36,597	3.634%	04/25/34	$32,500
Countrywide Alternative Loan Trust Series 2005-38, Class A1
309,507	2.044	09/25/35	181,889
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-52, Class A1
135,961	3.436	02/19/34	114,385
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
24,909	3.619	11/20/34	20,048
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR2, Class 2A1A
1,339,798	0.433	11/19/37	680,777
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
568,668	5.263	09/25/35	445,355
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
1,195,459	0.441	05/25/46	616,684
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
524,478	3.632	07/25/35	472,779
Lehman XS Trust Series 2005-7N, Class 1A1A
481,585	0.501	12/25/35	285,760
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
698,578	1.394	12/25/46	220,668
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
57,356	2.963	05/25/34	48,418
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
26,117	3.249	09/25/34	22,423
Thornburg Mortgage Securities Trust Series 2006-4, Class A2B
1,835,010	0.351	07/25/36	1,609,558
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
37,296	3.136	06/25/34	34,080
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 1A
723,659	1.244	03/25/47	394,023
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
1,028,874	5.589	07/25/36	853,230

			6,032,577

Collateralized Mortgage Obligations – 3.8%
Interest Only(c)(d) – 0.0%
FNMA REMIC Series 2004-71, Class DI
459,417	0.000	04/25/34	12,830

Planned Amortization Class – 1.7%
FNMA REMIC Series 2003-92, Class PD
3,000,000	4.500	03/25/17	3,106,668

Regular Floater(c) – 2.1%
FHLMC REMIC Series 2005-3038, Class XA(e)
45,345	0.000	09/15/35	38,946
FHLMC REMIC Series 2006-3167, Class X(e)
27,042	0.000	06/15/36	22,699
FHLMC REMIC Series 2007-3275, Class UF(e)
46,550	0.000	02/15/37	44,620
FHLMC REMIC Series 2007-3342, Class FT
1,559,703	0.683	07/15/37	1,543,131
FNMA REMIC Series 2006-68, Class FM
778,406	0.681	08/25/36	770,106
FNMA REMIC Series 2006-81, Class LF(e)
39,638	0.000	09/25/36	39,167
FNMA REMIC Series 2007-4, Class DF
1,245,492	0.676	02/25/37	1,219,634
FNMA REMIC Series 2007-56, Class GY(e)
59,245	0.000	06/25/37	58,070

			3,736,373

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$6,855,871

Commercial Mortgage-Backed Securities – 6.6%
Adjustable Rate Non-Agency(c) – 2.2%
Wachovia Bank Commercial Mortgage Trust Series 2005-C21, Class A4
$3,000,000	5.209%	10/15/44	$2,994,190
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5
1,200,000	5.740	05/15/43	1,181,183

			4,175,373

Sequential Fixed Rate – 4.4%
CWCapital Cobalt Ltd. Series 2006-C1, Class A4
1,052,000	5.223	08/15/48	887,827
GE Capital Commercial Mortgage Corp. Series 2002-1A, Class A3
2,700,000	6.269	12/10/35	2,848,550
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2, Class A4
1,500,000	4.738	07/15/42	1,445,331
Morgan Stanley Dean Witter Capital I Series 2003-TOP9, Class A2
2,700,000	4.740	11/13/36	2,756,340

			7,938,048

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$12,113,421

Federal Agencies – 34.3%
Adjustable Rate FHLMC(c) – 2.4%
$2,506,653	4.846%	09/01/35	$2,606,954
1,710,573	4.690	10/01/35	1,783,980

			4,390,934

Adjustable Rate FNMA(c) – 2.1%
795,326	3.335	05/01/33	816,600

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(c) – (continued)

$1,082,063	2.912%	05/01/35	$1,121,922
1,808,027	5.088	09/01/35	1,870,105

			3,808,627

FHLMC – 8.3%
8,506	7.000	08/01/10	8,693
7,586	7.000	11/01/11	7,941
6,836	7.000	12/01/11	7,157
42,930	7.500	06/01/15	46,762
178,538	7.000	07/01/16	192,650
834,626	5.500	02/01/18	893,263
68,309	5.500	04/01/18	73,108
49,247	4.500	05/01/18	51,415
29,199	4.500	06/01/18	30,484
70,777	4.500	09/01/18	73,891
122,152	5.500	09/01/18	130,734
92,155	4.500	10/01/18	96,211
36,535	4.500	01/01/19	38,143
33,537	4.500	03/01/19	35,013
12,389	9.500	08/01/19	13,732
806	9.500	08/01/20	896
253,731	6.500	10/01/20	276,438
38,991	4.500	07/01/24	40,225
29,834	4.500	09/01/24	30,750
380,898	4.500	11/01/24	392,790
50,277	4.500	12/01/24	51,867
71,523	6.000	03/01/29	76,652
912	6.000	04/01/29	977
52,797	7.500	12/01/29	58,060
964	7.500	11/01/30	1,060
483,434	7.000	05/01/32	532,194
1,793	6.000	08/01/32	1,918
287,016	7.000	12/01/32	315,965
53,720	5.000	12/01/35	55,258
20,451	6.000	11/01/36	21,838
64,293	6.000	09/01/37	69,088
21,385	6.000	11/01/37	22,806
95,358	6.000	02/01/38	102,499
84,494	5.000	04/01/38	86,887
21,769	6.000	04/01/38	23,215
355,639	6.000	07/01/38	381,708
1,515,134	6.000	08/01/38	1,615,808
18,492	6.000	09/01/38	19,715
64,501	6.000	10/01/38	69,312
22,196	6.000	11/01/38	23,781
22,446	6.000	02/01/39	23,930
476,640	5.000	03/01/39	490,139
1,308,718	5.000	04/01/39	1,345,781
420,444	5.000	05/01/39	432,877
2,317,545	5.000	06/01/39	2,384,865
685,540	5.000	07/01/39	705,199
63,216	5.000	08/01/39	65,086
988,003	4.500	09/01/39	988,312
299,989	4.500	10/01/39	299,989

498,771	5.000	10/01/39	512,772
2,000,000	4.500	TBA-30yr (f)	1,995,312

			15,215,166

FNMA – 16.4%
11	9.000	02/01/10	11
22,061	6.000	08/01/13	23,644
108,925	7.500	08/01/15	118,867
49,159	6.000	04/01/16	52,837
111,736	6.500	05/01/16	121,751
165,244	6.500	09/01/16	180,056
204,885	6.500	11/01/16	223,251
52,134	6.000	12/01/16	56,035
415,941	6.000	02/01/17	447,133
58,576	7.500	04/01/17	62,589
658,967	6.000	10/01/17	708,384
733,204	5.500	02/01/18	784,163
861,997	5.000	05/01/18	909,369
63,656	6.500	08/01/18	68,998
291,895	7.000	08/01/18	324,679
2,785,498	4.000	09/01/18	2,862,836
445,674	5.000	04/01/19	470,059
795,456	4.500	05/01/23	819,320
14,013	5.000	06/01/23	14,674
989,695	5.500	09/01/23	1,051,585
168,946	5.500	10/01/23	179,716
32,245	4.500	07/01/24	33,298
700,111	4.500	11/01/24	722,786
167,643	4.500	12/01/24	173,117
493	7.000	07/01/25	545
8,236	7.000	11/01/25	9,102
57,914	9.000	11/01/25	66,945
226,675	7.000	08/01/26	251,971
3,915	7.000	08/01/27	4,344
18,380	7.000	09/01/27	20,393
98,704	6.000	12/01/27	105,273
613	7.000	01/01/28	680
496,218	6.000	02/01/29	532,040
457,236	6.000	06/01/29	490,232
2,212	7.000	09/01/29	2,451
75,020	8.000	10/01/29	86,126
31,624	7.000	12/01/29	35,039
1,581	8.500	04/01/30	1,823
7,877	8.000	05/01/30	8,620
454	8.500	06/01/30	524
33,590	7.000	05/01/32	37,131
233,777	7.000	06/01/32	258,125
299,573	7.000	08/01/32	330,773
72,735	8.000	08/01/32	83,407
165,340	5.500	03/01/33	173,854
137,022	5.500	05/01/33	144,077
24,564	5.500	06/01/33	25,829
281,614	5.500	07/01/33	296,114
32,235	5.000	08/01/33	33,228

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$4,027	5.500%	09/01/33		$4,246
5,153	5.500	02/01/34		5,433
820	5.500	04/01/34		866
142,954	5.500	06/01/34		150,315
54,823	5.500	12/01/34		57,813
375,090	6.000	04/01/35		401,235
18,594	5.000	09/01/35		19,124
6,851	5.500	09/01/35		7,227
18,735	6.000	09/01/36		19,992
17,905	6.000	10/01/36		19,106
186,352	6.000	11/01/36		198,851
2,642	5.500	12/01/36		2,781
899	5.500	02/01/37		946
4,563	5.500	03/01/37		4,799
12,244	5.500	04/01/37		12,878
3,749	5.500	05/01/37		3,943
62,148	6.000	06/01/37		66,559
40,384	5.500	07/01/37		42,338
18,882	6.000	07/01/37		20,222
59,779	5.500	08/01/37		62,634
72,800	6.000	08/01/37		77,580
86,135	6.000	09/01/37		91,791
44,073	6.000	10/01/37		47,097
64,895	6.000	11/01/37		69,300
118,347	6.000	12/01/37		127,080
104,163	5.500	02/01/38		109,133
192,191	6.000	02/01/38		205,892
1,876	5.500	03/01/38		1,973
119,624	6.000	03/01/38		128,114
85,178	5.500	05/01/38		90,097
57,339	6.000	05/01/38		61,570
178,250	5.500	06/01/38		188,645
83,530	6.000	06/01/38		89,592
480,039	5.500	07/01/38		508,034
145,940	6.000	07/01/38		156,611
2,667	5.500	08/01/38		2,805
46,926	6.000	08/01/38		50,389
123,747	5.500	09/01/38		130,326
73,832	5.500	10/01/38		77,960
67,480	6.000	10/01/38		72,460
90,218	5.500	11/01/38		95,491
69,020	6.000	11/01/38		74,113
850	5.500	12/01/38		894
1,717,890	5.000	01/01/39		1,769,590
24,001	6.000	01/01/39		25,569
271,047	5.000	02/01/39		278,935
3,798	5.500	02/01/39		3,995
488,193	6.000	02/01/39		520,250
373,054	5.000	03/01/39		383,910
622,545	5.000	05/01/39		641,057
68,194	4.500	06/01/39		68,258
113,540	5.000	06/01/39		116,844
795,677	5.000	07/01/39		819,046
129,120	4.500	08/01/39		129,194
24,911	5.000	08/01/39		25,636
298,551	5.000	10/01/39		306,866

5,000,000	4.000	TBA-15yr	(f)	5,031,250
3,000,000	4.500	TBA-30yr	(f)	2,994,844

				30,081,303

GNMA – 5.1%
12,628	7.000	03/15/12		12,738
16,970	7.000	10/15/25		18,830
24,358	7.000	11/15/25		27,028
4,173	7.000	02/15/26		4,634
16,270	7.000	04/15/26		18,066
7,000	7.000	03/15/27		7,744
8,263	7.000	10/15/27		9,142
138,724	7.000	11/15/27		153,475
6,758	7.000	01/15/28		7,479
42,862	7.000	02/15/28		47,441
16,508	7.000	03/15/28		18,271
4,269	7.000	04/15/28		4,725
877	7.000	05/15/28		971
18,985	7.000	06/15/28		21,013
31,399	7.000	07/15/28		34,753
15,821	7.000	08/15/28		17,511
39,735	7.000	09/15/28		43,980
4,548	7.000	11/15/28		5,034
5,562	7.500	11/15/30		6,051
3,559	7.000	10/15/31		3,935
648	7.000	12/15/31		716
36,662	7.500	10/15/32		41,260
942,605	6.000	08/20/34		1,006,072
257,906	6.000	12/15/38		273,280
82,714	5.000	05/15/39		85,402
309,457	5.000	06/15/39		319,607
99,713	4.500	10/15/39		100,025
697,178	5.000	10/15/39		720,024
6,000,000	6.000	TBA-30yr	(f)	6,341,250

				9,350,457

TOTAL FEDERAL AGENCIES				$62,846,487

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $89,300,671)				$87,848,356

Agency Debentures – 1.5%

FNMA(g)
$100,000	0.000%	10/09/19		$54,111
Tennessee Valley Authority
700,000	4.375	06/15/15		734,592
Tennessee Valley Authority(h)
2,000,000	5.375	04/01/56		1,997,858

TOTAL AGENCY DEBENTURES
(Cost $2,775,459)				$2,786,561

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2009

Principal		Interest	Maturity
Amount		Rate	Date	Value

Asset-Backed Securities – 0.1%

Home Equity – 0.1%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	$203,180	7.000%	09/25/37	$117,407
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	233,572	7.000	09/25/37	95,527

TOTAL ASSET-BACKED SECURITIES
(Cost $437,570)				$212,934

Foreign Debt Obligations – 4.3%

Sovereign – 1.9%
Bundesrepublik Deutschland
EUR	1,200,000	4.250%	07/04/39	$1,759,482
Federal Republic of Brazil
	$220,000	8.250	01/20/34	279,950
	200,000	7.125	01/20/37	228,500
Province of Ontario, Canada
	300,000	4.100	06/16/14	313,084
State of Qatar
	260,000	5.150	04/09/14	272,974
	560,000	5.250 (a)	01/20/20	564,200

				3,418,190

Supranational – 2.4%
Asian Development Bank
	5,000,000	1.000	10/01/15	4,371,910

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $7,503,252)				$7,790,100

Municipal Debt Obligations – 0.4%

California – 0.4%
California State Various Purpose GO Bonds Series 2009
	$325,000	7.500%	04/01/34	$315,448
	450,000	7.550	04/01/39	436,082

				751,530

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $809,317)				$751,530

Government Guarantee Obligations – 13.7%

Achmea Hypotheekbank NV(a)(i)
	$1,300,000	3.200%	11/03/14	$1,297,483
ANZ National (International) Ltd.(a)(i)
	1,700,000	3.250	04/02/12	1,751,121
Citigroup Funding, Inc.(j)
	2,000,000	1.875	10/22/12	1,996,339
General Electric Capital Corp.(j)
	2,400,000	2.000	09/28/12	2,403,106
	1,800,000	2.625	12/28/12	1,832,803

GMAC, Inc.(j)
	2,500,000	1.750	10/30/12	2,487,379
Landwirtschaftliche Rentenbank(i)
	1,400,000	4.125	07/15/13	1,480,611
LeasePlan Corp. NV(a) (i)
	1,000,000	3.000	05/07/12	1,023,919
Royal Bank of Scotland Group PLC(a)(i)
	1,900,000	1.500	03/30/12	1,866,209
	1,800,000	2.625	05/11/12	1,825,771
Societe Financement de l’Economie Francaise(a)(i)
	2,300,000	3.375	05/05/14	2,344,758
	2,100,000	2.875	09/22/14	2,083,658
Svensk Exportkredit AB(i)
	400,000	3.250	09/16/14	401,086
U.S. Central Federal Credit Union(j)
	600,000	1.250	10/19/11	599,836
	500,000	1.900	10/19/12	499,609
Westpac Banking Corp.(a)(i)
	1,200,000	1.900	12/14/12	1,190,310

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $25,027,179)				$25,083,998

U.S. Treasury Obligations – 10.3%

United States Treasury Bonds
	$700,000	5.000%	05/15/37	$744,009
	700,000	4.375	11/15/39	670,138
United States Treasury Inflation Protected Securities
	6,000,000	4.250	01/15/10	7,718,375
	1,600,000	0.875	04/15/10	1,831,909
	750,000	2.000	01/15/16	862,644
	600,000	2.500	07/15/16	699,415
	200,000	3.625	04/15/28	330,404
United States Treasury Notes
	3,200,000	2.375	10/31/14	3,165,472
	900,000	4.000	08/15/18	919,062
United States Treasury Principal-Only STRIPS(g)
	3,400,000	0.000	11/15/21	2,007,292

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $18,901,720)				$18,948,720

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Shares	Rate	Value

Short-term Investment(c) – 10.7%

JPMorgan U.S. Government Money Market Fund – Capital Shares
19,631,637	0.049%	$19,631,637
(Cost $19,631,637)

TOTAL INVESTMENTS – 108.2%
(Cost $198,548,573)		$198,211,627

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.2)%		(15,033,554)

NET ASSETS – 100.0%		$183,178,073

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $22,849,214, which represents approximately 12.5% of net assets as of December 31, 2009.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(d)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	Security is issued with a zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(f)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $16,362,656, which represents approximately 8.9% of net assets as of December 31, 2009.

(g)	Security issued with zero coupon. Income is recognized through the accretion of discount.

(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(i)	Represents securities which are guaranteed by a foreign government. Total market value of these securities amounts to $15,264,926, which represents approximately 8.3% of net assets as of December 31, 2009.

(j)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of the securities amounts to $9,819,072, which represents approximately 5.4% of net assets as of December 31, 2009.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2009, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Canadian Dollar	Purchase	3/17/10	$861,183	$865,592	$4,409
Euro	Sale	1/13/10	2,238,180	2,140,901	97,279
Euro	Sale	3/17/10	2,879,889	2,833,365	46,524
Japanese Yen	Sale	3/17/10	814,000	782,442	31,558
New Zealand Dollar	Purchase	3/17/10	862,031	862,943	912

TOTAL					$180,682

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2009

ADDITIONAL INVESTMENT INFORMATION (continued)

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Australian Dollar	Purchase	3/17/10	$801,624	$786,587	$(15,037)
British Pound	Sale	3/17/10	196,173	198,590	(2,417)
Euro	Sale	3/17/10	1,184,392	1,186,866	(2,474)
Euro	Purchase	3/17/10	761,977	747,294	(14,683)
Japanese Yen	Purchase	3/17/10	691,999	666,406	(25,593)
Norwegian Krone	Purchase	3/17/10	559,290	555,256	(4,034)

TOTAL					$(64,238)

Open Forward Foreign Currency
Exchange Cross Contracts with	Expiration	Purchase	Sale	Unrealized
Unrealized Gain (Purchase/Sale)	Date	Current Value	Current Value	Gain

Australian Dollar/Euro	3/17/10	$97,472	$97,982	$510
Canadian Dollar/Euro	3/17/10	749,676	772,552	22,876
Canadian Dollar/Japanese Yen	3/17/10	241,783	249,558	7,775
Euro/Japanese Yen	3/17/10	77,345	79,430	2,085
New Zealand Dollar/Euro	3/17/10	388,456	397,490	9,036
Swedish Krona/Euro	3/17/10	243,680	247,874	4,194
Swiss Franc/Japanese Yen	3/17/10	164,067	172,140	8,073

TOTAL				$54,549

Open Forward Foreign Currency
Exchange Cross Contracts with	Expiration	Purchase	Sale	Unrealized
Unrealized Loss (Purchase/Sale)	Date	Current Value	Current Value	Loss

Euro/Australian Dollar	3/17/10	$250,599	$246,547	$(4,052)
Euro/British Pound	3/17/10	637,555	624,037	(13,518)
Euro/Canadian Dollar	3/17/10	880,859	852,881	(27,978)
Euro/New Zealand Dollar	3/17/10	623,689	607,767	(15,922)
Euro/Swiss Franc	3/17/10	249,173	246,547	(2,626)

TOTAL				$(64,096)

FORWARD SALES CONTRACTS — At December 31, 2009, the Fund had the following forward sales contracts:

	Interest	Maturity		Settlement	Principal
Description	Rate	Date		Date	Amount	Value

FHLMC	5.000%	TBA-30yr(f	)	01/13/10	$3,000,000	$3,076,641
FNMA	5.000	TBA-30yr(f	)	01/13/10	2,000,000	2,052,656

TOTAL (Proceeds Receivable: $5,219,062)						$5,129,297

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	15	January 2010	$3,740,156	$1,744
Eurodollars	1	March 2010	249,113	1,757
Eurodollars	1	June 2010	248,300	2,106
Eurodollars	1	December 2010	246,175	1,273
Eurodollars	1	March 2011	245,175	2,111
Eurodollars	1	June 2011	244,213	1,961
Eurodollars	1	September 2011	243,350	1,809
Eurodollars	1	December 2011	242,550	1,691
United States Treasury Bonds	12	March 2010	1,384,500	(20,456)
2 Year U.S. Treasury Notes	93	March 2010	20,112,703	(106,467)
5 Year U.S. Treasury Notes	(103)	March 2010	(11,781,430)	193,920
10 Year U.S. Treasury Notes	146	March 2010	16,856,156	(462,321)

TOTAL				$(380,872)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments
December 31, 2009

Shares	Description	Value

Common Stocks – 98.6%

Automobiles & Components – 0.6%
63,813	Ford Motor Co.*	$638,130
4,600	Harley-Davidson, Inc.	115,920
13,235	Johnson Controls, Inc.	360,521
4,800	The Goodyear Tire & Rubber Co.*	67,680

		1,182,251

Banks – 2.8%
13,500	BB&T Corp.	342,495
3,050	Comerica, Inc.	90,189
15,905	Fifth Third Bancorp	155,074
4,220	First Horizon National Corp.*	56,551
9,700	Hudson City Bancorp, Inc.	133,181
12,749	Huntington Bancshares, Inc.	46,534
15,300	KeyCorp	84,915
1,716	M&T Bank Corp.	114,783
9,100	Marshall & Ilsley Corp.	49,595
7,100	People’s United Financial, Inc.	118,570
9,157	PNC Financial Services Group, Inc.	483,398
23,325	Regions Financial Corp.	123,389
9,900	SunTrust Banks, Inc.	200,871
37,451	U.S. Bancorp	843,022
100,539	Wells Fargo & Co.	2,713,548
2,800	Zions Bancorporation	35,924

		5,592,039

Capital Goods – 7.3%
13,939	3M Co.	1,152,337
12,171	Caterpillar, Inc.	693,625
4,100	Cummins, Inc.	188,026
5,200	Danaher Corp.	391,040
8,379	Deere & Co.	453,220
3,701	Dover Corp.	153,999
3,300	Eaton Corp.	209,946
14,696	Emerson Electric Co.	626,050
2,500	Fastenal Co.	104,100
980	First Solar, Inc.*	132,692
1,100	Flowserve Corp.	103,983
3,582	Fluor Corp.	161,333
7,606	General Dynamics Corp.	518,501
209,508	General Electric Co.	3,169,856
2,437	Goodrich Corp.	156,577
15,008	Honeywell International, Inc.	588,314
7,600	Illinois Tool Works, Inc.	364,724
3,600	ITT Corp.	179,064
2,600	Jacobs Engineering Group, Inc.*	97,786
2,300	L-3 Communications Holdings, Inc.	199,985
6,251	Lockheed Martin Corp.	471,013
7,400	Masco Corp.	102,194
6,092	Northrop Grumman Corp.	340,238
7,293	PACCAR, Inc.	264,517
2,400	Pall Corp.	86,880
3,148	Parker Hannifin Corp.	169,614
2,800	Precision Castparts Corp.	308,980
4,100	Quanta Services, Inc.*	85,444
7,476	Raytheon Co.	385,163
2,800	Rockwell Automation, Inc.	131,544
3,060	Rockwell Collins, Inc.	169,402
1,800	Roper Industries, Inc.	94,266
1,103	Snap-On, Inc.	46,613
5,100	Textron, Inc.	95,931
14,167	The Boeing Co.	766,860
18,414	United Technologies Corp.	1,278,116
1,233	W.W. Grainger, Inc.	119,391

		14,561,324

Commercial & Professional Services – 0.7%
2,100	Avery Dennison Corp.	76,629
2,800	Cintas Corp.	72,940
1,100	Dun & Bradstreet Corp.	92,807
2,450	Equifax, Inc.	75,680
3,600	Iron Mountain, Inc.*	81,936
2,600	Monster Worldwide, Inc.*	45,240
4,100	Pitney Bowes, Inc.	93,316
4,200	R.R. Donnelley & Sons Co.	93,534
6,310	Republic Services, Inc.	178,636
3,200	Robert Half International, Inc.	85,536
1,600	Stericycle, Inc.*	88,272
9,849	Waste Management, Inc.	332,995

		1,317,521

Consumer Durables & Apparel – 1.0%
1,261	Black & Decker Corp.	81,751
6,300	Coach, Inc.	230,139
5,800	D.R. Horton, Inc.	63,046
5,000	Eastman Kodak Co.*	21,100
3,000	Fortune Brands, Inc.	129,600
1,100	Harman International Industries, Inc.	38,808
2,521	Hasbro, Inc.	80,823
3,100	Leggett & Platt, Inc.	63,240
3,100	Lennar Corp. Class A	39,587
7,351	Mattel, Inc.	146,873
5,633	Newell Rubbermaid, Inc.	84,551
7,659	NIKE, Inc. Class B	506,030
1,200	Polo Ralph Lauren Corp.	97,176
6,613	Pulte Homes, Inc.*	66,130
1,600	The Stanley Works	82,416
1,800	VF Corp.	131,832
1,459	Whirlpool Corp.	117,683

		1,980,785

Consumer Services – 1.6%
2,600	Apollo Group, Inc. Class A*	157,508
8,600	Carnival Corp.*	272,534
2,720	Darden Restaurants, Inc.	95,390
1,300	DeVry, Inc.	73,749
6,500	H&R Block, Inc.	147,030
5,700	International Game Technology	106,989
5,163	Marriott International, Inc. Class A	140,692
21,197	McDonald’s Corp.	1,323,541
14,756	Starbucks Corp.*	340,273
3,600	Starwood Hotels & Resorts Worldwide, Inc.	131,652
3,426	Wyndham Worldwide Corp.	69,103

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – (continued)

1,300	Wynn Resorts Ltd.	$75,699
9,397	Yum! Brands, Inc.	328,613

		3,262,773

Diversified Financials – 7.7%
23,331	American Express Co.	945,372
5,180	Ameriprise Financial, Inc.	201,088
195,492	Bank of America Corp.	2,944,110
8,733	Capital One Financial Corp.	334,823
382,940	Citigroup, Inc.	1,267,531
1,339	CME Group, Inc.	449,837
10,317	Discover Financial Services	151,763
27,500	E*Trade Financial Corp.*	48,125
1,656	Federated Investors, Inc. Class B	45,540
2,830	Franklin Resources, Inc.	298,141
1,500	IntercontinentalExchange, Inc.*	168,450
8,400	Invesco Ltd.	197,316
3,700	Janus Capital Group, Inc.	49,765
77,534	JPMorgan Chase & Co.	3,230,842
3,100	Legg Mason, Inc.	93,496
3,800	Leucadia National Corp.*	90,402
4,000	Moody’s Corp.	107,200
26,647	Morgan Stanley	788,751
4,800	Northern Trust Corp.	251,520
5,200	NYSE Euronext	131,560
9,671	SLM Corp.*	108,992
9,567	State Street Corp.	416,547
5,200	T. Rowe Price Group, Inc.	276,900
23,915	The Bank of New York Mellon Corp.	668,903
19,142	The Charles Schwab Corp.	360,252
10,077	The Goldman Sachs Group, Inc.(a)	1,701,401
2,800	The NASDAQ OMX Group, Inc.*	55,496

		15,384,123

Energy – 11.3%
9,618	Anadarko Petroleum Corp.	600,356
6,616	Apache Corp.	682,573
5,993	Baker Hughes, Inc.	242,597
5,800	BJ Services Co.	107,880
2,100	Cabot Oil & Gas Corp.	91,539
4,500	Cameron International Corp.*	188,100
12,817	Chesapeake Energy Corp.	331,704
39,473	Chevron Corp.	3,039,026
29,152	ConocoPhillips	1,488,793
3,700	Consol Energy, Inc.	184,260
4,900	Denbury Resources, Inc.*	72,520
8,672	Devon Energy Corp.	637,392
1,400	Diamond Offshore Drilling, Inc.	137,788
13,630	El Paso Corp.	133,983
4,881	EOG Resources, Inc.	474,921
93,463	Exxon Mobil Corp.	6,373,242
2,423	FMC Technologies, Inc.*	140,146
17,917	Halliburton Co.	539,122
5,800	Hess Corp.	350,900
14,008	Marathon Oil Corp.	437,330
1,700	Massey Energy Co.	71,417
3,800	Murphy Oil Corp.	205,960
5,800	Nabors Industries Ltd.*	126,962
8,118	National-Oilwell Varco, Inc.	357,923
3,500	Noble Energy, Inc.	249,270
15,900	Occidental Petroleum Corp.	1,293,465
5,406	Peabody Energy Corp.	244,405
2,300	Pioneer Natural Resources Co.	110,791
3,100	Range Resources Corp.	154,535
2,300	Rowan Companies, Inc.*	52,072
23,593	Schlumberger Ltd.	1,535,668
4,600	Smith International, Inc.	124,982
6,900	Southwestern Energy Co.*	332,580
12,942	Spectra Energy Corp.	265,440
2,300	Sunoco, Inc.	60,030
3,000	Tesoro Corp.	40,650
11,683	The Williams Companies, Inc.	246,278
11,513	Valero Energy Corp.	192,843
11,350	XTO Energy, Inc.	528,115

		22,447,558

Food & Staples Retailing – 2.6%
8,687	Costco Wholesale Corp.	514,010
27,664	CVS Caremark Corp.	891,057
8,200	Safeway, Inc.	174,578
4,273	SUPERVALU, Inc.	54,310
11,700	Sysco Corp.	326,898
13,032	The Kroger Co.	267,547
19,300	Walgreen Co.	708,696
41,960	Wal-Mart Stores, Inc.	2,242,762
3,000	Whole Foods Market, Inc.*	82,350

		5,262,208

Food, Beverage & Tobacco – 5.7%
40,626	Altria Group, Inc.	797,488
12,833	Archer-Daniels-Midland Co.	401,801
2,050	Brown-Forman Corp. Class B	109,818
3,700	Campbell Soup Co.	125,060
6,150	Coca-Cola Enterprises, Inc.	130,380
8,900	ConAgra Foods, Inc.	205,145
4,200	Constellation Brands, Inc. Class A*	66,906
3,300	Dean Foods Co.*	59,532
4,900	Dr. Pepper Snapple Group, Inc.	138,670
6,362	General Mills, Inc.	450,493
6,268	H.J. Heinz Co.	268,020
1,500	Hormel Foods Corp.	57,675
4,900	Kellogg Co.	260,680
29,257	Kraft Foods, Inc. Class A	795,205
3,116	Lorillard, Inc.	249,997
2,700	McCormick & Co., Inc.	97,551
3,100	Molson Coors Brewing Co. Class B	139,996
2,725	Pepsi Bottling Group, Inc.	102,188
30,676	PepsiCo, Inc.	1,865,101
37,444	Philip Morris International, Inc.	1,804,426
3,345	Reynolds American, Inc.	177,185
14,000	Sara Lee Corp.	170,520
45,580	The Coca-Cola Co.	2,598,060
3,200	The Hershey Co.	114,528

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
December 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)

2,434	The J.M. Smucker Co.	$150,300
6,200	Tyson Foods, Inc. Class A	76,074

		11,412,799

Health Care Equipment & Services – 4.1%
8,389	Aetna, Inc.	265,931
5,460	AmerisourceBergen Corp.	142,342
11,810	Baxter International, Inc.	693,011
4,623	Becton, Dickinson and Co.	364,570
30,506	Boston Scientific Corp.*	274,554
1,967	C.R. Bard, Inc.	153,229
7,232	Cardinal Health, Inc.	233,160
3,416	CareFusion Corp.*	85,434
5,519	CIGNA Corp.	194,655
3,100	Coventry Health Care, Inc.*	75,299
2,100	DaVita, Inc.*	123,354
2,900	DENTSPLY International, Inc.	101,993
5,437	Express Scripts, Inc.*	470,029
3,290	Hospira, Inc.*	167,790
3,500	Humana, Inc.*	153,615
3,497	IMS Health, Inc.	73,647
751	Intuitive Surgical, Inc.*	227,793
2,000	Laboratory Corp. of America Holdings*	149,680
5,364	McKesson Corp.	335,250
9,437	Medco Health Solutions, Inc.*	603,119
21,658	Medtronic, Inc.	952,519
1,681	Patterson Companies, Inc.*	47,034
3,000	Quest Diagnostics, Inc.	181,140
6,480	St. Jude Medical, Inc.*	238,334
5,600	Stryker Corp.	282,072
8,150	Tenet Healthcare Corp.*	43,928
22,770	UnitedHealth Group, Inc.	694,030
2,600	Varian Medical Systems, Inc.*	121,810
8,964	WellPoint, Inc.*	522,512
4,217	Zimmer Holdings, Inc.*	249,267

		8,221,101

Household & Personal Products – 2.8%
8,400	Avon Products, Inc.	264,600
9,748	Colgate-Palmolive Co.	800,798
8,240	Kimberly-Clark Corp.	524,970
3,402	Mead Johnson Nutrition Co. Class A	148,668
2,800	The Clorox Co.	170,800
2,400	The Estee Lauder Companies, Inc. Class A	116,064
57,495	The Procter & Gamble Co.	3,485,922

		5,511,822

Insurance – 2.4%
9,292	Aflac, Inc.	429,755
2,841	American International Group, Inc.*	85,173
5,350	Aon Corp.	205,119
2,500	Assurant, Inc.	73,700
3,068	Cincinnati Financial Corp.	80,504
8,600	Genworth Financial, Inc. Class A*	97,610
7,573	Hartford Financial Services Group, Inc.	176,148
5,858	Lincoln National Corp.	145,747
6,947	Loews Corp.	252,524
10,288	Marsh & McLennan Companies, Inc.	227,159
16,281	MetLife, Inc.	575,533
6,532	Principal Financial Group, Inc.	157,029
9,033	Prudential Financial, Inc.	449,482
10,738	The Allstate Corp.	322,570
6,649	The Chubb Corp.	326,998
13,282	The Progressive Corp.*	238,943
10,684	The Travelers Companies, Inc.	532,704
1,741	Torchmark Corp.	76,517
6,418	Unum Group	125,280
6,900	XL Capital Ltd. Class A	126,477

		4,704,972

Materials – 3.6%
4,200	Air Products & Chemicals, Inc.	340,452
1,700	Airgas, Inc.	80,920
2,200	AK Steel Holding Corp.	46,970
19,368	Alcoa, Inc.	312,212
1,851	Allegheny Technologies, Inc.	82,869
1,800	Ball Corp.	93,060
2,300	Bemis Co., Inc.	68,195
1,090	CF Industries Holdings, Inc.	98,950
2,494	Cliffs Natural Resources, Inc.	114,948
17,638	E.I. du Pont de Nemours & Co.	593,872
1,400	Eastman Chemical Co.	84,336
4,712	Ecolab, Inc.	210,061
1,500	FMC Corp.	83,640
8,418	Freeport-McMoRan Copper & Gold, Inc.*	675,881
1,700	International Flavors & Fragrances, Inc.	69,938
8,459	International Paper Co.	226,532
3,598	MeadWestvaco Corp.	103,011
10,654	Monsanto Co.	870,965
9,687	Newmont Mining Corp.	458,292
6,200	Nucor Corp.	289,230
3,400	Owens-Illinois, Inc.*	111,758
2,700	Pactiv Corp.*	65,178
3,200	PPG Industries, Inc.	187,328
6,100	Praxair, Inc.	489,891
3,316	Sealed Air Corp.	72,488
2,500	Sigma-Aldrich Corp.	126,325
22,313	The Dow Chemical Co.	616,508
1,500	Titanium Metals Corp.*	18,780
2,920	United States Steel Corp.	160,950
2,400	Vulcan Materials Co.	126,408
4,192	Weyerhaeuser Co.	180,843

		7,060,791

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)

Media – 2.9%
13,764	CBS Corp. Class B	$193,384
56,012	Comcast Corp. Class A	944,362
18,792	DIRECTV Class A*	626,713
5,071	Gannett Co., Inc.	75,305
900	Meredith Corp.	27,765
44,686	News Corp. Class A	611,751
6,048	Omnicom Group, Inc.	236,779
1,900	Scripps Networks Interactive, Inc. Class A	78,850
10,271	The Interpublic Group of Companies, Inc.*	75,800
6,208	The McGraw-Hill Companies, Inc.	208,030
2,200	The New York Times Co. Class A*	27,192
36,629	The Walt Disney Co.	1,181,285
133	The Washington Post Co. Class B	58,467
7,096	Time Warner Cable, Inc.	293,704
22,871	Time Warner, Inc.	666,461
12,044	Viacom, Inc. Class B*	358,068

		5,663,916

Pharmaceuticals, Biotechnology & Life Sciences – 8.3%
30,398	Abbott Laboratories	1,641,188
6,100	Allergan, Inc.	384,361
19,868	Amgen, Inc.*	1,123,933
5,815	Biogen Idec, Inc.*	311,102
33,526	Bristol-Myers Squibb Co.	846,531
9,100	Celgene Corp.*	506,688
1,400	Cephalon, Inc.*	87,374
20,042	Eli Lilly & Co.	715,700
6,000	Forest Laboratories, Inc.*	192,660
5,125	Genzyme Corp.*	251,176
17,600	Gilead Sciences, Inc.*	761,728
54,294	Johnson & Johnson	3,497,077
4,666	King Pharmaceuticals, Inc.*	57,252
3,470	Life Technologies Corp.*	181,238
60,069	Merck & Co., Inc.	2,194,921
1,000	Millipore Corp.*	72,350
5,900	Mylan, Inc.*	108,737
2,300	PerkinElmer, Inc.	47,357
158,756	Pfizer, Inc.	2,887,772
8,068	Thermo Fisher Scientific, Inc.*	384,763
1,800	Waters Corp.*	111,528
2,100	Watson Pharmaceuticals, Inc.*	83,181

		16,448,617

Real Estate – 1.2%
2,080	Apartment Investment & Management Co. Class A (REIT)	33,114
1,591	AvalonBay Communities, Inc. (REIT)	130,637
2,627	Boston Properties, Inc. (REIT)	176,193
4,300	CB Richard Ellis Group, Inc. Class A*	58,351
223	Developers Diversified Realty Corp. (REIT)	2,065
5,600	Equity Residential (REIT)	189,168
5,600	HCP, Inc. (REIT)	171,024
2,400	Health Care REIT, Inc. (REIT)	106,368
12,652	Host Hotels & Resorts, Inc. (REIT)*	147,653
7,800	Kimco Realty Corp. (REIT)	105,534
3,200	Plum Creek Timber Co., Inc. (REIT)	120,832
9,300	ProLogis (REIT)	127,317
2,651	Public Storage, Inc. (REIT)	215,924
5,607	Simon Property Group, Inc. (REIT)	447,439
3,200	Ventas, Inc. (REIT)	139,968
3,122	Vornado Realty Trust (REIT)	218,364

		2,389,951

Retailing – 3.4%
1,777	Abercrombie & Fitch Co. Class A	61,928
6,538	Amazon.com, Inc.*	879,492
1,672	AutoNation, Inc.*	32,019
579	AutoZone, Inc.*	91,523
5,224	Bed Bath & Beyond, Inc.*	201,803
6,850	Best Buy Co., Inc.	270,301
1,700	Big Lots, Inc.*	49,266
4,400	Expedia, Inc.*	113,124
2,700	Family Dollar Stores, Inc.	75,141
3,200	GameStop Corp. Class A*	70,208
3,140	Genuine Parts Co.	119,194
4,600	J.C. Penney Co., Inc.	122,406
6,019	Kohl’s Corp.*	324,605
5,000	Limited Brands, Inc.	96,200
28,836	Lowe’s Companies, Inc.	674,474
8,134	Macy’s, Inc.	136,326
3,224	Nordstrom, Inc.	121,158
5,100	Office Depot, Inc.*	32,895
2,800	O’Reilly Automotive, Inc.*	106,736
860	Priceline.com, Inc.*	187,910
2,300	RadioShack Corp.	44,850
2,378	Ross Stores, Inc.	101,564
1,000	Sears Holdings Corp.*	83,450
14,397	Staples, Inc.	354,022
14,739	Target Corp.	712,925
9,650	The Gap, Inc.	202,168
33,364	The Home Depot, Inc.	965,221
1,900	The Sherwin-Williams Co.	117,135
8,093	The TJX Companies, Inc.	295,799
2,400	Tiffany & Co.	103,200

		6,747,043

Semiconductors & Semiconductor Equipment – 2.6%
11,600	Advanced Micro Devices, Inc.*	112,288
6,074	Altera Corp.	137,455
5,800	Analog Devices, Inc.	183,164
26,322	Applied Materials, Inc.	366,929
8,250	Broadcom Corp. Class A*	259,462
108,580	Intel Corp.	2,215,032
3,425	KLA-Tencor Corp.	123,848
4,600	Linear Technology Corp.	140,484
12,700	LSI Corp.*	76,327
4,800	MEMC Electronic Materials, Inc.*	65,376

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
December 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)

3,600	Microchip Technology, Inc.	$104,616
16,943	Micron Technology, Inc.*	178,918
4,400	National Semiconductor Corp.	67,584
1,865	Novellus Systems, Inc.*	43,529
11,250	NVIDIA Corp.*	210,150
3,400	Teradyne, Inc.*	36,482
24,528	Texas Instruments, Inc.	639,200
5,600	Xilinx, Inc.	140,336

		5,101,180

Software & Services – 7.9%
10,115	Adobe Systems, Inc.*	372,030
1,900	Affiliated Computer Services, Inc. Class A*	113,411
3,300	Akamai Technologies, Inc.*	83,589
4,500	Autodesk, Inc.*	114,345
10,100	Automatic Data Processing, Inc.	432,482
3,500	BMC Software, Inc.*	140,350
7,804	CA, Inc.	175,278
3,700	Citrix Systems, Inc.*	153,957
5,935	Cognizant Technology Solutions Corp. Class A*	268,855
3,000	Computer Sciences Corp.*	172,590
4,700	Compuware Corp.*	33,981
22,344	eBay, Inc.*	525,978
6,700	Electronic Arts, Inc.*	118,925
6,400	Fidelity National Information Services, Inc.	150,016
3,050	Fiserv, Inc.*	147,864
4,749	Google, Inc. Class A*	2,944,285
6,100	Intuit, Inc.*	187,331
1,900	Mastercard, Inc. Class A	486,362
3,200	McAfee, Inc.*	129,824
152,047	Microsoft Corp.	4,635,913
7,400	Novell, Inc.*	30,710
76,863	Oracle Corp.	1,886,218
6,409	Paychex, Inc.	196,372
3,655	Red Hat, Inc.*	112,939
5,833	SAIC, Inc.*	110,477
2,100	Salesforce.com, Inc.*	154,917
16,212	Symantec Corp.*	290,033
13,819	The Western Union Co.	260,488
4,100	Total System Services, Inc.	70,807
3,902	VeriSign, Inc.*	94,584
8,780	Visa, Inc. Class A	767,899
23,100	Yahoo!, Inc.*	387,618

		15,750,428

Technology Hardware & Equipment – 9.1%
6,996	Agilent Technologies, Inc.*	217,366
3,400	Amphenol Corp. Class A	157,012
17,723	Apple, Inc.*	3,737,072
113,158	Cisco Systems, Inc.*	2,709,002
30,925	Corning, Inc.	597,162
33,500	Dell, Inc.*	481,060
40,072	EMC Corp.*	700,058
2,900	FLIR Systems, Inc.*	94,888
2,700	Harris Corp.	128,385
46,633	Hewlett-Packard Co.	2,402,066
25,847	International Business Machines Corp.	3,383,372
3,783	Jabil Circuit, Inc.	65,711
4,625	JDS Uniphase Corp.*	38,156
10,600	Juniper Networks, Inc.*	282,702
1,600	Lexmark International, Inc. Class A*	41,568
2,725	Molex, Inc.	58,724
46,282	Motorola, Inc.*	359,148
6,811	NetApp, Inc.*	234,230
2,300	QLogic Corp.*	43,401
32,818	QUALCOMM, Inc.	1,518,161
4,400	SanDisk Corp.*	127,556
14,914	Sun Microsystems, Inc.*	139,744
8,700	Tellabs, Inc.*	49,416
3,500	Teradata Corp.*	110,005
4,500	Western Digital Corp.*	198,675
17,800	Xerox Corp.	150,588

		18,025,228

Telecommunication Services – 3.1%
7,940	American Tower Corp. Class A*	343,087
116,106	AT&T, Inc.	3,254,451
5,827	CenturyTel, Inc.	210,996
6,600	Frontier Communications Corp.	51,546
5,400	MetroPCS Communications, Inc.*	41,202
30,363	Qwest Communications International, Inc.	127,828
58,610	Sprint Nextel Corp.*	214,513
55,843	Verizon Communications, Inc.	1,850,079
8,981	Windstream Corp.	98,701

		6,192,403

Transportation – 2.1%
5,222	Burlington Northern Santa Fe Corp.	514,993
3,330	C.H. Robinson Worldwide, Inc.	195,571
7,862	CSX Corp.	381,228
4,100	Expeditors International of Washington, Inc.	142,393
6,200	FedEx Corp.	517,390
7,235	Norfolk Southern Corp.	379,259
1,100	Ryder System, Inc.	45,287
15,218	Southwest Airlines Co.	173,942
10,020	Union Pacific Corp.	640,278
19,492	United Parcel Service, Inc. Class B	1,118,256

		4,108,597

Utilities – 3.7%
3,500	Allegheny Energy, Inc.	82,180
4,477	Ameren Corp.	125,132
9,491	American Electric Power Co., Inc.	330,192
7,198	CenterPoint Energy, Inc.	104,443
4,200	CMS Energy Corp.	65,772
5,500	Consolidated Edison, Inc.	249,865
3,877	Constellation Energy Group, Inc.	136,354

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)

11,847	Dominion Resources, Inc.	$461,085
3,400	DTE Energy Co.	148,206
25,693	Duke Energy Corp.	442,177
6,569	Edison International	228,470
3,675	Entergy Corp.	300,762
2,700	EQT Corp.	118,584
13,081	Exelon Corp.	639,268
6,111	FirstEnergy Corp.	283,856
8,146	FPL Group, Inc.	430,272
1,431	Integrys Energy Group, Inc.	60,088
1,000	Nicor, Inc.	42,100
5,300	NiSource, Inc.	81,514
3,690	Northeast Utilities	95,165
4,300	Pepco Holdings, Inc.	72,455
7,331	PG&E Corp.	327,329
2,000	Pinnacle West Capital Corp.	73,160
7,551	PPL Corp.	243,973
5,477	Progress Energy, Inc.	224,612
10,142	Public Service Enterprise Group, Inc.	337,221
3,350	Questar Corp.	139,259
2,131	SCANA Corp.	80,296
4,913	Sempra Energy	275,030
15,941	Southern Co.	531,154
4,500	TECO Energy, Inc.	72,990
13,164	The AES Corp.*	175,213
2,400	Wisconsin Energy Corp.	119,592
9,110	Xcel Energy, Inc.	193,314

		7,291,083

TOTAL COMMON STOCKS
(Cost $187,029,179)		$195,620,513

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligation(b)(c) – 0.1%

United States Treasury Bill
$355,000	0.000%	03/11/10	$354,956
(Cost $354,988)

Shares	Rate	Value

Short-term Investment(d) – 1.0%

JPMorgan U.S. Government Money Market Fund – Capital Shares
1,905,714	0.049%	$1,905,714
(Cost $1,905,714)

TOTAL INVESTMENTS – 99.6%
(Cost $189,289,881)		$197,881,183

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		706,321

NET ASSETS – 100.0%		$198,587,504

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2009, the following futures contracts were open:

	Number of	Expiration		Unrealized
Type	Contracts Long	Date	Value	Gain

S&P 500 E-mini	51	March 2010	$2,832,285	$18,883

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments
December 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – 52.5%

Adjustable Rate Non-Agency(a) – 1.5%
First Horizon Alternative Mortgage Securities Series 2005-AA7, Class 2A1
$492,143	5.387%	09/25/35		$346,705
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
501,482	5.907	08/19/36		321,716
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
524,478	3.632	07/25/35		472,779

				1,141,200

Collateralized Mortgage Obligations – 5.6%
Interest Only(a)(b) – 0.0%
FNMA REMIC Series 2004-47, Class EI
309,903	0.000	06/25/34		3,850
FNMA REMIC Series 2004-62, Class DI
139,815	0.000	07/25/33		1,044

				4,894

Planned Amortization Class – 1.1%
FHLMC REMIC Series 2003-2719, Class GC
828,100	5.000	06/15/26		827,412

Regular Floater(a) – 2.0%
FHLMC REMIC Series 2007-3325, Class SX(c)
48,766	0.000	06/15/37		44,560
FNMA REMIC Series 2007-2, Class FM
681,370	0.481	02/25/37		660,389
FNMA REMIC Series 2007-20, Class FP
704,503	0.531	03/25/37		692,783
FNMA REMIC Series 2007-53, Class UF(c)
51,864	0.000	06/25/37		48,682

				1,446,414

Sequential Fixed Rate – 2.5%
Banc of America Funding Corp. Series 2007-8, Class 2A1
628,655	7.000	10/25/37		456,015
FHLMC REMIC Series 2007-3284, Class CA
555,551	5.000	10/15/21		583,872
FNMA REMIC Series 2007-36, Class AB
787,190	5.000	11/25/21		826,537

				1,866,424

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$4,145,144

Commercial Mortgage-Backed Security – 0.7%
Adjustable Rate Non-Agency(a) – 0.7%
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4
$500,000	5.719%	09/11/38		$489,874

Federal Agencies – 44.7%
Adjustable Rate FHLMC(a) – 1.5%
626,663	4.846	09/01/35		651,739
427,643	4.690	10/01/35		445,995

				1,097,734

Adjustable Rate FNMA(a) – 1.8%
265,109	3.335	05/01/33		272,200
541,032	2.912	05/01/35		560,961
500,469	5.106	12/01/35		525,929

				1,359,090

FHLMC – 6.6%
5,806	10.000	03/01/21		6,404
13,079	6.500	06/01/23		13,999
20,451	6.000	11/01/36		21,838
9,979	5.500	03/01/37		10,564
42,440	5.500	04/01/37		44,846
4,647	5.500	06/01/37		4,920
21,385	6.000	11/01/37		22,806
46,699	5.500	12/01/37		49,316
89,237	5.500	02/01/38		94,242
103,201	5.500	04/01/38		108,991
21,769	6.000	04/01/38		23,215
60,092	5.500	05/01/38		63,463
402,099	5.500	06/01/38		425,356
18,492	6.000	09/01/38		19,715
26,462	5.500	10/01/38		27,946
22,446	6.000	02/01/39		23,930
7,777	5.500	04/01/39		8,238
192,724	5.000	05/01/39		198,423
869,122	5.000	06/01/39		894,339
293,471	5.000	07/01/39		301,905
498,771	5.000	10/01/39		512,772
1,000,000	4.500	TBA-30yr	(d)	997,656
1,000,000	5.500	TBA-30yr	(d)	1,047,891

				4,922,775

FNMA – 28.9%
2,912	5.000	02/01/14		3,006
45,885	5.000	11/01/17		48,458
220,200	5.000	12/01/17		232,550
175,319	5.000	01/01/18		185,152
68,877	5.000	02/01/18		72,685
197,628	5.000	03/01/18		208,552
627,930	5.000	04/01/18		662,643
309,130	5.000	05/01/18		326,219
630,972	5.000	06/01/18		665,853
18,022	5.000	07/01/18		19,019
1,114,199	4.000	09/01/18		1,145,134
411,486	5.000	11/01/18		434,233
514,839	5.000	12/01/18		543,300
38,688	5.000	01/01/19		40,827
99,989	5.000	02/01/19		105,459
422,276	5.000	03/01/19		445,382
844,016	5.500	03/01/19		901,910
382,006	5.000	04/01/19		402,907
481,703	5.000	06/01/19		508,333
297,713	6.000	09/01/19		320,039
454,647	5.000	12/01/19		479,568
371,368	6.000	12/01/20		399,218
14,055	8.000	09/01/21		16,026
22,043	5.000	04/01/23		23,082

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$89,642	5.000%	06/01/23		$93,867
78	6.000	03/01/32		83
165,340	5.500	03/01/33		173,854
168,110	5.500	04/01/33		176,766
137,022	5.500	05/01/33		144,077
7,552	6.000	05/01/33		8,062
24,564	5.500	06/01/33		25,829
281,614	5.500	07/01/33		296,114
32,235	5.000	08/01/33		33,228
3,297	6.000	12/01/33		3,521
240,812	5.500	01/01/34		253,211
142,954	5.500	06/01/34		150,315
2,484	6.000	12/01/34		2,651
4,593	6.000	04/01/35		4,898
29,614	6.000	07/01/35		31,559
65,716	6.000	11/01/35		69,949
85,654	6.000	01/01/36		91,279
7,488	6.000	02/01/36		7,971
28,350	6.500	03/01/36		30,383
18,735	6.000	09/01/36		19,992
196,414	6.000	10/01/36		209,587
286,301	6.000	11/01/36		305,503
319,768	5.500	07/01/37		335,040
182,023	6.000	08/01/37		193,975
271,853	6.000	09/01/37		289,704
19,603	6.000	10/01/37		20,890
37,690	6.000	11/01/37		40,164
339,080	5.000	03/01/38		348,524
405,031	6.000	08/01/38		431,500
360,348	6.000	10/01/38		383,898
63,999	6.000	11/01/38		68,182
24,001	6.000	01/01/39		25,569
180,698	5.000	02/01/39		185,956
1,057,752	6.000	02/01/39		1,127,209
186,527	5.000	03/01/39		191,955
193,823	5.000	05/01/39		199,496
68,194	4.500	06/01/39		68,258
54,628	5.000	06/01/39		56,217
141,102	5.000	07/01/39		145,298
29,764	4.500	08/01/39		29,792
99,137	4.500	09/01/39		99,230
313,801	5.000	09/01/39		323,171
298,108	4.500	10/01/39		298,294
1,375,515	5.000	10/01/39		1,415,554
5,000,000	4.500	TBA-30yr	(d)	4,991,406

				21,591,536

GNMA – 5.9%
524,731	6.000	12/15/38		556,009
43,606	4.500	05/15/39		43,742
110,285	5.000	05/15/39		113,869
33,659	4.500	06/15/39		33,765
477,842	5.000	06/15/39		493,556
914,437	4.500	07/15/39		917,295
199,417	5.000	10/15/39		205,992

1,000,000	6.000	TBA-30yr	(d)	1,056,875
1,000,000	5.500	TBA-30yr	(d)	1,047,890

				4,468,993

TOTAL FEDERAL AGENCIES				$33,440,128

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $38,938,405)				$39,216,346

Agency Debentures – 17.9%

FFCB
$500,000	5.400%	06/08/17		$544,497
FHLB
800,000	1.750	12/14/12		794,602
FHLMC
1,400,000	2.050	03/09/11		1,404,437
3,500,000	1.750	07/27/11		3,514,313
1,500,000	4.500	04/02/14		1,606,786
FNMA
1,500,000	2.050	04/01/11		1,506,337
1,000,000	1.700	04/29/11		1,003,867
1,200,000	4.600	06/05/18		1,227,134
Private Export Funding Corp.
1,100,000	3.050	10/15/14		1,094,967
Tennessee Valley Authority(e)
700,000	5.375	04/01/56		699,250

TOTAL AGENCY DEBENTURES
(Cost $13,316,646)				$13,396,190

Asset-Backed Securities – 0.7%

Credit Card – 0.6%
Chase Issuance Trust Series 2005-A11, Class A(a)
$500,000	0.303%	12/15/14		$492,185

Home Equity – 0.1%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
58,052	7.000	09/25/37		33,545
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
66,735	7.000	09/25/37		27,293

				60,838

TOTAL ASSET-BACKED SECURITIES
(Cost $538,770)				$553,023

Government Guarantee Obligations(f) – 14.2%

Citigroup, Inc.(a)
$840,000	0.807%	12/09/10		$844,903
Citigroup Funding, Inc.
2,200,000	1.875	10/22/12		2,195,973
300,000	1.875	11/15/12		299,437

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments (continued)
December 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Government Guarantee Obligations(f) – (continued)

General Electric Capital Corp.
$400,000	2.000%	09/28/12	$400,518
500,000	2.125	12/21/12	502,304
800,000	2.625	12/28/12	814,579
GMAC, Inc.
1,100,000	1.750	10/30/12	1,094,447
PNC Funding Corp.
750,000	2.300	06/22/12	763,152
U.S. Central Federal Credit Union
3,300,000	1.250	10/19/11	3,299,099
400,000	1.900	10/19/12	399,687

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $10,626,067)			$10,614,099

U.S. Treasury Obligations – 16.4%

United States Treasury Bond
$200,000	4.250%	05/15/39	$187,760
United States Treasury Inflation Protected Securities
1,200,000	0.875	04/15/10	1,373,931
700,000	3.500	01/15/11	901,850
200,000	2.375	04/15/11	224,259
300,000	2.000	01/15/16	345,057
300,000	2.500	07/15/16	349,708
50,000	3.625	04/15/28	82,601
United States Treasury Notes
200,000	1.000	12/31/11	199,438
1,500,000	2.375	10/31/14	1,483,815
2,500,000	3.125	10/31/16	2,468,525
1,400,000	3.625	08/15/19	1,376,466
1,200,000	3.375	11/15/19	1,154,292
United States Treasury Principal-Only STRIPS(g)
1,800,000	0.000	08/15/20	1,147,356
300,000	0.000	08/15/26	134,563
1,100,000	0.000	11/15/26	487,245
800,000	0.000	11/15/27	337,584

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $12,396,465)			$12,254,450

Shares	Rate	Value

Short-term Investment(a) – 10.3%

JPMorgan U.S. Government Money Market Fund – Capital Shares
7,716,385	0.049%	$7,716,385
(Cost $7,716,385)

TOTAL INVESTMENTS – 112.0%
(Cost $83,532,738)		$83,750,493

LIABILITIES IN EXCESS OF OTHER ASSETS – (12.0)%		(8,990,274)

NET ASSETS – 100.0%		$74,760,218

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(b)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security is issued with a zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $9,141,718, which represents approximately 12.2% of net assets as of December 31, 2009.

(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(f)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of the securities amounts to $10,614,099, which represents approximately 14.2% of net assets as of December 31, 2009.

(g)	Security issued with zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACT — At December 31, 2009, the Fund had the following forward sales contract:

	Interest	Maturity		Settlement	Principal
Description	Rate	Date		Date	Amount	Value

FNMA (Proceeds Receivable: $2,088,125)	5.000%	TBA-30 yr(d	)	01/13/10	$2,000,000	$2,052,656

FUTURES CONTRACTS — At December 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	6	January 2010	$1,496,063	$697
Eurodollars	6	March 2010	1,494,675	9,360
U.S. Treasury Bonds	(1)	March 2010	(115,375)	6,688
2 Year U.S. Treasury Notes	21	March 2010	4,541,578	(24,585)
5 Year U.S. Treasury Notes	25	March 2010	2,859,570	(45,320)
10 Year U.S. Treasury Notes	1	March 2010	115,453	(3,384)

TOTAL				$(56,544)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments
December 31, 2009

Shares	Description	Value

Common Stocks – 98.1%

Banks – 2.1%
162,400	People’s United Financial, Inc.	$2,712,080

Capital Goods – 5.4%
19,900	Alliant Techsystems, Inc.*(a)	1,756,573
70,400	Kennametal, Inc.	1,824,768
42,100	Quanta Services, Inc.*	877,364
26,990	Rockwell Automation, Inc.	1,267,990
23,600	Roper Industries, Inc.	1,235,932

		6,962,627

Commercial & Professional Services – 2.7%
104,100	Iron Mountain, Inc.*	2,369,316
35,000	Verisk Analytics, Inc. Class A*	1,059,800

		3,429,116

Consumer Durables & Apparel – 5.3%
50,500	Coach, Inc.	1,844,765
38,610	Fortune Brands, Inc.	1,667,952
89,700	Newell Rubbermaid, Inc.	1,346,397
23,500	Polo Ralph Lauren Corp.(a)	1,903,030

		6,762,144

Consumer Services – 3.0%
27,500	Apollo Group, Inc. Class A*	1,665,950
44,545	Marriott International, Inc. Class A(a)	1,213,851
26,700	Starwood Hotels & Resorts Worldwide, Inc.	976,419

		3,856,220

Diversified Financials – 7.0%
23,000	IntercontinentalExchange, Inc.*	2,582,900
62,500	Northern Trust Corp.	3,275,000
132,900	SLM Corp.*	1,497,783
79,500	TD Ameritrade Holding Corp.*	1,540,710

		8,896,393

Energy – 7.3%
78,500	Cameron International Corp.*	3,281,300
33,800	Continental Resources, Inc.*(a)	1,449,682
16,600	Core Laboratories NV(a)	1,960,792
23,200	Dril-Quip, Inc.*	1,310,336
19,300	Whiting Petroleum Corp.*	1,378,985

		9,381,095

Food, Beverage & Tobacco – 1.9%
62,100	Hansen Natural Corp.*	2,384,640

Health Care Equipment & Services – 7.3%
28,305	C.R. Bard, Inc.	2,204,960
40,200	CareFusion Corp.*	1,005,402
79,100	Emdeon, Inc. Class A*	1,206,275
29,900	Henry Schein, Inc.*	1,572,740
91,500	St. Jude Medical, Inc.*	3,365,370

		9,354,747

Household & Personal Products – 6.4%
76,500	Avon Products, Inc.	2,409,750
36,200	Chattem, Inc.*(a)	3,377,460
38,200	Energizer Holdings, Inc.*	2,340,896

		8,128,106

Materials – 2.4%
54,100	Ecolab, Inc.	2,411,778
9,800	Schweitzer-Mauduit International, Inc.	689,430

		3,101,208

Media – 1.0%
41,500	Lamar Advertising Co. Class A*	1,290,235

Pharmaceuticals, Biotechnology & Life Sciences – 8.4%
126,700	Amylin Pharmaceuticals, Inc.*	1,797,873
50,000	Biogen Idec, Inc.*	2,675,000
55,990	Charles River Laboratories International, Inc.*	1,886,303
22,300	Millipore Corp.*	1,613,405
33,400	Shire PLC ADR	1,960,580
33,200	Talecris Biotherapeutics Holdings Corp.*	739,364

		10,672,525

Real Estate – 2.8%
264,400	CB Richard Ellis Group, Inc. Class A*	3,587,908

Retailing – 10.8%
32,000	Bed Bath & Beyond, Inc.*	1,236,160
59,200	Dick’s Sporting Goods, Inc.*	1,472,304
56,100	GameStop Corp. Class A*	1,230,834
41,331	Netflix, Inc.*(a)	2,278,991
87,900	PetSmart, Inc.	2,346,051
103,500	Staples, Inc.	2,545,065
47,100	Tiffany & Co.	2,025,300
19,200	Urban Outfitters, Inc.*	671,808

		13,806,513

Semiconductors & Semiconductor Equipment – 6.0%
56,000	Altera Corp.	1,267,280
99,500	Broadcom Corp. Class A*	3,129,275
87,800	FormFactor, Inc.*	1,910,528
43,500	Linear Technology Corp.	1,328,490

		7,635,573

Software & Services – 8.9%
35,600	Citrix Systems, Inc.*	1,481,316
27,620	Cognizant Technology Solutions Corp. Class A*	1,251,186
30,300	Equinix, Inc.*(a)	3,216,345
51,800	Global Payments, Inc.	2,789,948
19,300	Salesforce.com, Inc.*(a)	1,423,761
63,100	The Western Union Co.	1,189,435

		11,351,991

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)

Technology Hardware & Equipment – 3.6%
56,220	Amphenol Corp. Class A	$2,596,240
60,800	FLIR Systems, Inc.*	1,989,376

		4,585,616

Telecommunication Services – 5.3%
63,000	American Tower Corp. Class A*	2,722,230
44,900	Crown Castle International Corp.*	1,752,896
135,200	tw telecom, inc.*	2,317,328

		6,792,454

Transportation – 0.5%
10,400	C.H. Robinson Worldwide, Inc.	610,792

TOTAL COMMON STOCKS
(Cost $107,566,672)		$125,301,983

Shares	Rate	Value

Short-term Investment(b) – 2.2%

JPMorgan U.S. Government Money Market Fund – Capital Shares
2,831,248	0.049%	$2,831,248
(Cost $2,831,248)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $110,397,920)		$128,133,231

Securities Lending Reinvestment Vehicle(b)(c) – 9.2%

Boston Global Investment Trust – Enhanced Portfolio
11,690,523	0.107	11,690,523
(Cost $11,678,862)

TOTAL INVESTMENTS – 109.5%
(Cost $122,076,782)		$139,823,754

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.5)%		(12,113,687)

NET ASSETS – 100.0%		$127,710,067

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(c)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities
December 31, 2009

				Growth
	Core Fixed	Equity Index	Government	Opportunities
	Income Fund	Fund	Income Fund	Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $198,548,573, $189,289,881, $83,532,738 and $110,397,920, respectively)(a)	$198,211,627	$197,881,183	$83,750,493	$128,133,231
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $0, $0, $0 and $11,678,862, respectively)	—	—	—	11,690,523
Cash	—	173	—	—
Foreign currencies, at value (identified cost $960, $0, $0 and $0, respectively)	955	—	—	—
Receivables:
Investment securities sold	19,119,222	321,142	7,400,928	—
Interest and dividends, at value	1,341,919	265,145	299,550	52,486
Forward foreign currency exchange contracts, at value	235,231	—	—	—
Reimbursement from investment adviser	38,954	25,696	33,312	28,090
Fund shares sold	5,611	13,710	43	3,531
Securities lending income	—	—	—	2,245
Other assets	—	261,903	—	—

Total assets	218,953,519	198,768,952	91,484,326	139,910,106

Liabilities:

Payables:
Investment securities purchased	30,218,945	—	14,486,094	101,699
Forward sale contracts, at value (proceeds receivable $5,219,062, $0, $2,088,125 and $0, respectively)	5,129,297	—	2,052,656	—
Forward foreign currency exchange contracts, at value	128,334	—	—	—
Amounts owed to affiliates	105,140	67,091	52,126	125,578
Fund shares redeemed	103,860	43,890	88,978	153,480
Due to broker — variation margin	51,813	29,070	11,092	—
Payable upon return of securities loaned	—	—	—	11,789,754
Accrued expenses	38,057	41,397	33,162	29,528

Total liabilities	35,775,446	181,448	16,724,108	12,200,039

Net Assets:

Paid-in capital	204,224,548	235,471,477	76,547,850	133,035,511
Accumulated undistributed net investment income	327,630	387,952	105,143	8,713
Accumulated net realized loss from investment, futures and foreign currency related transactions	(20,851,503)	(45,882,110)	(2,089,455)	(23,081,129)
Net unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(522,602)	8,610,185	196,680	17,746,972

NET ASSETS	$183,178,073	$198,587,504	$74,760,218	$127,710,067

Total Service Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):	19,049,637	24,146,243	7,261,833	22,671,927
Net asset value, offering and redemption price per share:	$9.62	$8.22	$10.29	$5.63

(a)	Includes loaned securities having a market value of $11,438,736 for the Growth Opportunities Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations
For the Fiscal Year Ended December 31, 2009

				Growth
	Core Fixed	Equity Index	Government	Opportunities
	Income Fund	Fund	Income Fund	Fund

Investment income:

Interest(a)	$8,883,518	$660	$3,052,039	$—
Dividends(b)	13,172	4,606,077	16,968	645,308
Securities lending income — affiliated issuer	—	—	—	94,316

Total investment income	8,896,690	4,606,737	3,069,007	739,624

Expenses:

Management fees	716,363	540,961	433,855	1,074,987
Distribution and Service fees	447,726	450,799	200,859	268,746
Professional fees	101,397	86,878	89,727	85,570
Custody and accounting fees	60,211	32,182	54,558	29,271
Transfer Agent fees	35,815	36,061	16,067	21,498
Printing fees	30,005	28,632	24,279	27,956
Trustee fees	16,663	16,663	16,663	16,663
Registration fees	1,249	1,249	1,249	1,249
Other	14,277	28,597	7,625	12,086

Total expenses	1,423,706	1,222,022	844,882	1,538,026

Less — expense reductions	(217,633)	(166,852)	(191,247)	(265,295)

Net expenses	1,206,073	1,055,170	653,635	1,272,731

NET INVESTMENT INCOME (LOSS)	7,690,617	3,551,567	2,415,372	(533,107)

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	(16,029,357)	(2,408,016)	(1,485,744)	(17,001,963)
Securities lending reinvestment vehicle transactions — affiliated issuer	—	—	—	182,944
Futures transactions	1,778,578	497,948	1,210,574	—
Foreign currency related transactions	(51,436)	—	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	32,203,063	40,988,445	3,734,598	67,315,361
Securities lending reinvestment vehicle — affiliated issuer	—	—	—	(11,528)
Futures	(1,540,668)	(83,811)	(862,390)	—
Translation of assets and liabilities denominated in foreign currencies	168,162	—	—	—

Net realized and unrealized gain from investment, futures and foreign currency related transactions	16,528,342	38,994,566	2,597,038	50,484,814

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,218,959	$42,546,133	$5,012,410	$49,951,707

(a)	Foreign taxes withheld on interest were $2,639 for the Core Fixed Income Fund.
(b)	Foreign taxes withheld on dividends were $2,703 for the Growth Opportunities Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund		Equity Index Fund
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

From operations:

Net investment income (loss)	$7,690,617	$11,251,844	$3,551,567	$5,018,591
Net realized gain (loss) from investment, futures and foreign currency related transactions	(14,302,215)	34,753	(1,910,068)	3,965,893
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	30,830,557	(31,893,306)	40,904,634	(131,012,113)

Net increase (decrease) in net assets resulting from operations	24,218,959	(20,606,709)	42,546,133	(122,027,629)

Distributions to shareholders:

From net investment income	(8,665,024)	(11,427,285)	(3,577,759)	(4,660,811)
From net realized gains	—	—	—	(8,990,210)

Total distributions to shareholders	(8,665,024)	(11,427,285)	(3,577,759)	(13,651,021)

From share transactions:

Proceeds from sales of shares	14,192,495	6,089,374	4,799,396	3,151,118
Reinvestment of distributions	8,665,024	11,427,285	3,577,759	13,651,021
Cost of shares redeemed	(38,211,108)	(66,893,631)	(36,141,486)	(58,028,078)

Net increase (decrease) in net assets resulting from share transactions	(15,353,589)	(49,376,972)	(27,764,331)	(41,225,939)

TOTAL INCREASE (DECREASE)	200,346	(81,410,966)	11,204,043	(176,904,589)

Net assets:

Beginning of year	182,977,727	264,388,693	187,383,461	364,288,050

End of year	$183,178,073	$182,977,727	$198,587,504	$187,383,461

Accumulated undistributed net investment income	$327,630	$805,021	$387,952	$420,640

Summary of share transactions:

Shares sold	1,552,782	621,878	700,975	413,869
Shares issued on reinvestment of distributions	949,900	1,216,339	434,721	2,163,395
Shares redeemed	(4,216,306)	(7,184,850)	(5,319,029)	(6,144,617)

NET INCREASE (DECREASE)	(1,713,624)	(5,346,633)	(4,183,333)	(3,567,353)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Government Income Fund		Growth Opportunities Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

$2,415,372	$3,725,651	$(533,107)	$(496,212)
(275,170)	2,710,769	(16,819,019)	(4,819,017)
2,872,208	(3,937,247)	67,303,833	(65,335,820)

5,012,410	2,499,173	49,951,707	(70,651,049)

(2,806,892)	(3,988,324)	—	—
(931,782)	—	—	(2,928,225)

(3,738,674)	(3,988,324)	—	(2,928,225)

8,043,563	23,059,430	3,924,032	1,899,160
3,738,674	3,988,324	—	2,928,225
(25,345,776)	(24,486,231)	(21,402,568)	(36,156,952)

(13,563,539)	2,561,523	(17,478,536)	(31,329,567)

(12,289,803)	1,072,372	32,473,171	(104,908,841)

87,050,021	85,977,649	95,236,896	200,145,737

$74,760,218	$87,050,021	$127,710,067	$95,236,896

$105,143	$239,687	$8,713	$97,195

786,658	2,254,712	878,935	479,778
364,335	395,078	—	879,347
(2,474,817)	(2,435,845)	(5,044,394)	(6,819,813)

(1,323,824)	213,945	(4,165,459)	(5,460,688)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
							Distributions						Ratio of		Ratio of
	Net asset			Net			to shareholders	Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		realized and		Total from	from net	value,		end of	net expenses		expenses		income		Portfolio
	beginning	investment		unrealized		investment	investment	end of	Total	year	to average		to average		to average		turnover
	of year	income		gain (loss)		operations	income	year	return(a)	(in 000s)	net assets		net assets		net assets		rate(b)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009	$8.81	$0.39	(c)	$0.87		$1.26	$(0.45)	$9.62	14.68%	$183,178	0.67%		0.79%		4.29%		293%
2008	10.13	0.47	(c)	(1.31)		(0.84)	(0.48)	8.81	(8.56)	182,978	0.67		0.77		4.92		140
2007	9.94	0.48	(c)	0.17		0.65	(0.46)	10.13	6.81	264,389	0.54	(d)	0.76	(d)	4.82	(d)	123
2006(e)	9.98	0.44	(c)	(0.03	)(f)	0.41	(0.45)	9.94	4.23 (g)	285,768	0.54		0.78		4.49		265
2005(e)	10.29	0.42	(h)	(0.24)		0.18	(0.49)	9.98	1.84	332,861	0.64		0.64		4.05		110

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Core Fixed Income Fund first began operations as the Allmerica Select Investment Grade Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(b)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 259%, 92%, 105% and 265% for the fiscal years ended December 31, 2006, 2007, 2008 and 2009, respectively. Prior year ratios include the effect of mortgage dollar roll transactions.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.02% of average net assets.
(e)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years’ financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Core Fixed Income Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(f)	Reflects an increase of $0.04 due to payments received for class action settlements received this year.
(g)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payment, the total return would have been 3.81%.
(h)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions to
		investment operations				shareholders
				Net										Ratio of		Ratio of
	Net asset			realized					Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		and	Total from	From net	From net		value,		end of	net expenses		expenses		income		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	year	to average		to average		to average		turnover
	of year	income		gain (loss)	operations	income	gains	distributions	year	return(a)	(in 000s)	net assets		net assets		net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009	$6.61	$0.14	(b)	$1.62	$1.76	$(0.15)	$—	$(0.15)	$8.22	26.28%	$198,588	0.59%		0.68%		1.97%		5%
2008	11.42	0.17	(b)	(4.46)	(4.29)	(0.18)	(0.34)	(0.52)	6.61	(37.18)	187,383	0.60		0.69		1.81		4
2007	11.04	0.18	(b)	0.41	0.59	(0.21)	—	(0.21)	11.42	5.32	364,288	0.41	(c)	0.68	(c)	1.57	(c)	8
2006(d)	9.71	0.16	(b)	1.34	1.50	(0.17)	—	(0.17)	11.04	15.49 (e)	438,471	0.41		0.67		1.53		4
2005(d)	9.43	0.13	(f)(g)	0.28	0.41	(0.13)	—	(0.13)	9.71	4.38	489,587	0.52		0.52		1.35		7

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Equity Index Fund first began operations as the Allmerica Equity Index Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.02% of average net assets.
(d)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years’ financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Equity Index Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(e)	Total return reflects the impact of a payment from previous investment manager of a merged fund to compensate for possible adverse effects of trading activity of certain contract holders of the merged fund prior to January 9, 2006 received this year. Excluding such payments, the total return would have been 15.39%.
(f)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.
(g)	Investment income per share reflects a special dividend of $0.028 for the Predecessor AIT Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions to
		investment operations				shareholders
				Net										Ratio of		Ratio of
	Net asset			realized					Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		and	Total from	From net	From net		value,		end of	net expenses		expenses		income		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	year	to average		to average		to average		turnover
	of year	income		gain (loss)	operations	income	gains	distributions	year	return(a)	(in 000s)	net assets		net assets		net assets		rate(b)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009	$10.14	$0.31	(c)	$0.33	$0.64	$(0.36)	$(0.13)	$(0.49)	$10.29	6.44%	$74,760	0.81%		1.05%		3.01%		474%
2008	10.27	0.42	(c)	(0.11)	0.31	(0.44)	—	(0.44)	10.14	3.14	87,050	0.81		1.04		4.12		244
2007	9.96	0.42	(c)	0.29	0.71	(0.40)	—	(0.40)	10.27	7.34	85,978	0.67	(d)	1.03	(d)	4.19	(d)	217
2006(e)	9.98	0.39	(c)	0.01	0.40	(0.42)	—	(0.42)	9.96	4.05	87,063	0.68		1.02		3.96		523
2005(e)	10.19	0.32	(f)	(0.16)	0.16	(0.37)	—	(0.37)	9.98	1.55	102,769	0.74		0.74		3.18		44

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Government Income Fund first began operations as the Allmerica Government Bond Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(b)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 447%, 146%, 184% and 419% for the fiscal years ended December 31, 2006, 2007, 2008 and 2009, respectively. Prior year ratios include the effect of mortgage dollar roll transactions.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.03% of average net assets.
(e)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years’ financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Government Income Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(f)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
						Distributions						Ratio of		Ratio of
	Net asset			Net		to shareholders	Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		realized and	Total from	from net	value,		end of	net expenses		expenses		loss		Portfolio
	beginning	investment		unrealized	investment	realized	end of	Total	year	to average		to average		to average		turnover
	of year	loss		gain (loss)	operations	gains	year	return(a)	(in 000s)	net assets		net assets		net assets		rate

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009	$3.55	$(0.02	)(b)	$2.10	$2.08	$—	$5.63	58.59%	$127,710	1.18%		1.43%		(0.50)%		71%
2008	6.20	(0.02	)(b)	(2.52)	(2.54)	(0.11)	3.55	(40.72)	95,237	1.18		1.37		(0.32)		78
2007	6.07	(0.03	)(b)	1.22	1.19	(1.06)	6.20	19.37	200,146	1.14	(c)	1.38	(c)	(0.48	)(c)	73
2006(d)	9.69	(0.06	)(b)	0.68	0.62	(4.24)	6.07	5.74	215,251	1.15		1.37		(0.60)		82
2005(d)	10.90	(0.05	)(e)(f)	1.54	1.49	(2.70)	9.69	14.68	273,823	1.15		1.15		(0.50)		27

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Growth Opportunities Fund first began operations as the Allmerica Select Capital Appreciation Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.02% of average net assets.
(d)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years’ financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Growth Opportunities Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(e)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.
(f)	Investment income per share reflects a special dividend of $0.005 for the Predecessor AIT Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements
December 31, 2009

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Government Income Fund and Goldman Sachs Growth Opportunities Fund (collectively, the “Funds” or individually a “Fund”). The Funds are diversified portfolios under the Act offering one class of shares — Service Shares. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the Funds pursuant to a Distribution Agreement.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Capital Gains
	Income Distributions	Distributions
Fund	Declared/Paid	Declared/Paid

Core Fixed Income and Government Income	Quarterly	Annually

Equity Index and Growth Opportunities	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

F. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
Non U.S. currency symbols utilized throughout the report are defined as follows:

EUR = Euro

G. Forward Foreign Currency Exchange Contracts — The Core Fixed Income Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions, or to seek to increase total return. All contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Fund on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund must set aside liquid assets, or engage in other appropriate measures to cover its obligations under these contracts.

H. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

I. Mortgage-Backed and Asset-Backed Securities — The Core Fixed Income, Government Income and Growth Opportunities Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

J. Mortgage Dollar Rolls — The Core Fixed Income and Government Income Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the counterparty.

K. Treasury Inflation-Protected Securities — The Core Fixed Income and Government Income Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

L. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement applicable to each Fund, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended December 31, 2009, contractual management fees with GSAM were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%

Government Income	0.54	0.49	0.47	0.46	0.45	0.54

Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. Effective July 1, 2009, GSAM has voluntarily agreed to waive a portion of its management fees in order to achieve the following effective annual rates:

Management Rate
	Over 300 million -
$0 - $300 million	$400 million	Over $400 million

0.27%	0.24%	0.20%

The effective fee was 0.28% for the fiscal year ended December 31, 2009. Prior to June 30, 2009, if the Fund’s average daily net assets were between $300 million and $400 million, 0.05% of the management fee was waived on a voluntary basis. If the Fund’s average daily net assets exceeded $400 million, 0.10% of the management fee was waived on a voluntary basis.
As authorized by the Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) who serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, computed daily and payable monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million,

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the fiscal year ended December 31, 2009.

B. Distribution Agreement and Service Plan — The Trust, on behalf of the Service Shares of the Funds, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Service Shares. For the Growth Opportunities Fund, Goldman Sachs has voluntarily agreed to waive distribution and services fees so as not to exceed 0.16% of average daily net assets of the Fund. The waiver may be modified or terminated at any time at the option of Goldman Sachs.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.02% of the average daily net assets of the Funds.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations for the Core Fixed Income, Equity Index, Government Income and Growth Opportunities Funds as an annual percentage rate of average daily net assets are 0.004%, 0.004% (effective July 1, 2009), 0.004% and 0.004%, respectively. Prior to July 1, 2009, the Other Expense limitation for Equity Index Fund was 0.064%. These expense limitations may be modified or terminated at any time at the option of GSAM. In addition, the Funds have entered into certain offset arrangements with the transfer agent resulting in a reduction of the Funds’ expenses.
For the fiscal year ended December 31, 2009, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

		Distribution		Transfer
	Management	and Service	Other Expense	Agent Fee		Total Expense
Fund	Fee Waiver	Fee Waiver	Reimbursement	Credit		Reductions

Core Fixed Income	$—	$—	$217	$1		$218

Equity Index	29	—	137	1		167

Government Income	—	—	191	—	*	191

Growth Opportunities	—	97	168	—	*	265

*	Amount is less than $500.
As of December 31, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Core Fixed Income	$63	$39	$3	$105

Equity Index	22	42	3	67

Government Income	35	16	1	52

Growth Opportunities	107	17	2	126

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2009

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E. Line of Credit Facility — The Funds participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2009, the Funds did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

F. Other Transactions with Affiliates — For the fiscal year ended December 31, 2009, Goldman Sachs earned approximately $3,200, $1,000 and $1,500 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Core Fixed Income, Government Income and Growth Opportunities Funds, respectively.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

Core Fixed Income	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$18,948,720	$2,786,561	$—
Municipal Debt Obligations	—	751,530	—
Corporate Obligations	—	35,157,791	—
Foreign Debt Obligations	2,072,566	5,717,534	—
Government Guarantee Obligations	—	25,083,998	—
Mortgage-Backed Obligations	—	87,848,356	—
Asset-Backed Securities	—	212,934	—
Short-term Investments	19,631,637	—	—
Derivatives	208,372	235,231	—

Total	$40,861,295	$157,793,935	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(5,129,297)	$—
Derivatives	(589,244)	(128,334)	—

Total	$(589,244)	$(5,257,631)	$—

Equity Index	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$195,620,513	$—	$—
Short-term Investments	2,260,670	—	—
Derivatives	18,883	—	—

Total	$197,900,066	$—	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2009

4. FAIR VALUE OF INVESTMENTS (continued)

Government Income	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasury and/or Other U.S. Government Obligations and Agencies	$12,254,450	$13,396,190	$—
Government Guarantee Obligations	—	10,614,099	—
Mortgage-Backed Obligations	—	39,216,346	—
Asset-Backed Securities	—	553,023	—
Short-term Investments	7,716,385	—	—
Derivatives	16,745	—	—

Total	$19,987,580	$63,779,658	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(2,052,656)	$—
Derivatives	(73,289)	—	—

Total	$(73,289)	$(2,052,656)	$—

Growth Opportunities	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$125,301,983	$—	$—
Securities Lending Reinvestment Vehicle	—	11,690,523	—
Short-term Investments	2,831,248	—	—

Total	$128,133,231	$11,690,523	$—

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

GAAP requires enhanced disclosures about the Funds’ derivatives and hedging activities. The following tables set forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of December 31, 2009. The values in the tables below exclude the effects of cash received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

	Statements of		Statements of		Average
	Assets and Liabilities	Derivative	Assets and Liabilities	Derivative	Number of
Risk	Location	Assets	Location	Liabilities	Contracts(b)

Interest rate	Unrealized gain on futures(a)	$208,372	Unrealized loss on futures(a)	$(589,244)	357

Currency	Forward foreign currency exchange contracts, at value	235,231	Forward foreign currency exchange contracts, at value	(128,334)	46

Total		$443,603		$(717,578)	403

Equity Index

	Statements of		Statements of		Average
	Assets and Liabilities	Derivative	Assets and Liabilities	Derivative	Number of
Risk	Location	Assets	Location	Liabilities	Contracts(b)

Equity	Unrealized gain on futures(a)	$18,883	Unrealized loss on futures(a)	$—	54

Government Income

	Statements of		Statements of		Average
	Assets and Liabilities	Derivative	Assets and Liabilities	Derivative	Number of
Risk	Location	Assets	Location	Liabilities	Contracts(b)

Interest rate	Unrealized gain on futures(a)	$16,745	Unrealized loss on futures(a)	$(73,289)	127

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Average number of contracts is based on the average of quarter end balances for the period ended December 31, 2009.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2009

5. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth by certain risk types the Funds’ gains (losses) related to derivative activities and their indicative volumes for the fiscal year ended December 31, 2009. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

			Net Change in
		Net Realized Gain	Unrealized Gain
Risk	Statements of Operations Location	(Loss)	(Loss)

Interest rate	Net realized gain (loss) from futures transactions/ Net change in unrealized gain (loss) on futures	$1,778,578	$(1,540,668)
Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(43,218)	169,162

Total		$1,735,360	$(1,371,506)

Equity Index

			Net Change in
		Net Realized Gain	Unrealized Gain
Risk	Statements of Operations Location	(Loss)	(Loss)

Equity	Net realized gain (loss) from futures transactions/ Net change in unrealized gain (loss) on futures	$497,948	$(83,811)

Government Income

			Net Change in
		Net Realized Gain	Unrealized Gain
Risk	Statements of Operations Location	(Loss)	(Loss)

Interest Rate	Net realized gain (loss) from futures transactions/ Net change in unrealized gain (loss) on futures	$1,210,574	$(862,390)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2009, were as follows:

				Sales and
		Purchases	Sales and	Maturities
	Purchases of U.S.	(Excluding U.S.	Maturities of U.S.	(Excluding U.S.
	Government and	Government and	Government and	Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Core Fixed Income	$457,182,134	$60,000,714	$481,881,785	$77,946,387

Equity Index	—	8,798,055	—	35,854,962

Government Income	359,404,428	5,704,295	373,359,716	14,270,724

Growth Opportunities	—	75,054,288	—	94,745,944

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Growth Opportunities Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amounts earned by the Fund for the fiscal year ended December 31, 2009, are reported as securities lending income. A portion of this amount, $24,382, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the fiscal year ended December 31, 2009, GSAM earned $10,419 in fees as securities lending agent for the Fund. The amount payable to Goldman Sachs upon return of securities loaned as of December 31, 2009 was $1,525,399 for the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2009

7. SECURITIES LENDING (continued)

The following table provides information about Fund’s investment in the Enhanced Portfolio for the fiscal year ended December 31, 2009 (in thousands):

Number of
	Shares Held			Number of
	Beginning	Shares	Shares	Shares Held End	Value at End
Fund	of Fiscal Year	Bought	Sold	of Fiscal Year	of Fiscal Year

Growth Opportunities	11,271	93,241	(92,821)	11,691	$11,691

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

	Core Fixed Income	Equity Index	Government Income	Growth Opportunities

Distributions paid from:
Ordinary income	$8,665,024	$3,577,759	$3,389,319	$—
Net long-term capital gains	—	—	349,355	—

Total taxable distributions	$8,665,024	$3,577,759	$3,738,674	$—

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

	Core Fixed Income	Equity Index	Government Income	Growth Opportunities

Distributions paid from:
Ordinary income	$11,427,285	$4,660,991	$3,988,324	$558,507
Net long-term capital gains	—	8,990,030	—	2,369,718

Total taxable distributions	$11,427,285	$13,651,021	$3,988,324	$2,928,225

As of December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

	Core Fixed Income	Equity Index	Government Income	Growth Opportunities

Undistributed ordinary income — net	$441,412	$344,613	$106,011	$—

Capital loss carryforward:[1]
Expiring 2010	$—	$(13,380,657)	$—	$—
Expiring 2011	—	(8,097,717)	—	—
Expiring 2012	—	(2,961,297)	—	—
Expiring 2014	(4,813,823)	—	—	—
Expiring 2017	(5,639,128)	(4,082,503)	—	(18,895,925)

Total capital loss carryforward	$(10,452,951)	$(28,522,174)	$—	$(18,895,925)

Timing differences (post — October losses and straddle loss deferral)	(10,779,188)	1,318	(2,142,524)	(718,959)

Unrealized gains (losses) — net	(255,748)	(8,707,730)	248,881	14,289,440

Total accumulated losses — net	$(21,046,475)	$(36,883,973)	$(1,787,632)	$(5,325,444)

[1]	Expiration occurs on December 31 of the year indicated. Utilization of these losses may be substantially limited under the Code. The Equity Index Fund had capital loss carryforwards of approximately $13,381,000 that expired in the current fiscal year.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

8. TAX INFORMATION (continued)

As of December 31, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Fund	Core Fixed Income	Equity Index	Government Income	Growth Opportunities

Tax cost	$198,548,809	$206,588,913	$83,537,081	$125,534,314

Gross unrealized gain	4,414,394	27,580,214	1,264,031	18,746,432
Gross unrealized loss	(4,751,576)	(36,287,944)	(1,050,619)	(4,456,992)

Net unrealized security gain (loss)	$(337,182)	$(8,707,730)	$213,412	$14,289,440
Net unrealized gain on other investments	81,434	—	35,469	—

Net unrealized gain (loss)	$(255,748)	$(8,707,730)	$248,881	$14,289,440

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and forward foreign currency exchange contracts and differences related to the tax treatment of partnership and underlying fund investments and securities on loan.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from expired capital loss carryforwards, and net investment losses and the difference in tax treatment of foreign currency transactions, underlying fund investments, inflation protected securities and paydown gains.

			Accumulated
		Accumulated Net	Undistributed Net
		Realized Gain	Investment Income
Fund	Paid-in Capital	(Loss)	(Loss)

Core Fixed Income	$1,701	$(498,717)	$497,016

Equity Index	(13,380,757)	13,387,253	(6,496)

Government Income	—	(256,976)	256,976

Growth Opportunities	(444,625)	—	444,625

9. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these participating insurance companies or accounts in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities, which may increase the Funds’ brokerage costs.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2009

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB Accounting Standards Codification (“ASC”) 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through February 16, 2010, the date that the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Government Income Fund and Goldman Sachs Growth Opportunities Fund (collectively the “Funds”), portfolios of Goldman Sachs Variable Insurance Trust, at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2010

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended December 31, 2009 (Unaudited)

As a shareholder of the Service Shares of the Funds, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Government Income Fund				Growth Opportunities Fund
				Expenses				Expenses				Expenses				Expenses
				Paid for the				Paid for the				Paid for the				Paid for the
	Beginning	Ending		6 Months	Beginning	Ending		6 Months	Beginning	Ending		6 Months	Beginning	Ending		6 Months
	Account Value	Account Value		Ended	Account Value	Account Value		Ended	Account Value	Account Value		Ended	Account Value	Account Value		Ended
	7/01/09	12/31/09		12/31/09*	7/01/09	12/31/09		12/31/09*	7/01/09	12/31/09		12/31/09*	7/01/09	12/31/09		12/31/09*
Actual	$1,000	$1,090.00		$3.53	$1,000	$1,222.20		$3.30	$1,000	$1,041.50		$4.17	$1,000	$1,291.30		$6.81
Hypothetical 5% return	1,000	1,021.83	+	3.41	1,000	1,022.23	+	3.01	1,000	1,021.12	+	4.13	1,000	1,019.26	+	6.01

*	Expenses are calculated using each Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund

Core Fixed Income	0.67%
Equity Index	0.59
Government Income	0.81
Growth Opportunities	1.18

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Patrick T. Harker Age: 51	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2009, the Trust consisted of 11 portfolios, Goldman Sachs Trust consisted of 83 portfolios (of which 82 offered shares to the public) and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07032 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 32 Old Slip New York, NY 10005 Age: 38	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2009, 100%, of the dividends paid from net investment company taxable income by the Equity Index Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Government Income Fund designates $349,355 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2009.

During the year ended December 31, 2009, the Government Income Fund designates $582,427 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	George F. Travers, Principal Financial Officer
Diana M. Daniels	Peter V. Bonanno, Secretary
Patrick T. Harker	Scott M. McHugh, Treasurer
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

A prospectus for the Funds containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Toll Free (in U.S.): 800-292-4726

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider the Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

Copyright 2010 Goldman, Sachs & Co. All rights reserved.

VITSVCSAR10/32290.MF.TMPL/02-10

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust:
Table 1 – Items 4(a) -4(d)

	2009	2008	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers (“PwC”)	$340,075	$284,500	Financial statement audits.

Audit-Related Fees

PwC	$5,158	$10,000	Other attest services.

Tax Fees

PwC	$75,700	$76,450	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns.

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Variable Insurance Trust’s service affiliates * that were pre-approved by the Goldman Sachs Variable Insurance Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2009	2008	Description of Services Rendered
Audit-Related Fees

PwC	$1,509,000	$1,259,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Variable Insurance Trust (“GSVIT”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the twelve months ended December 31, 2009 and December 31, 2008 by PricewaterhouseCoopers LLP (“PwC”) were approximately $80,858 and $86,450, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates for non-audit services for the twelve months ended December 31, 2009 and December 31, 2008 by PwC were approximately $5.8 million and $5.8 million, respectively.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial officers is incorporated by reference to Exhibit 11(a)(1) of the Registrant’s Form N-CSR filed on March 8, 2004 (accession number 0000950123-04-002976)

(a)(2)	Exhibit 99.CERT Exhibit 99.906CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 25, 2010

/s/ Geoge F. Travers
By: George F. Travers
Chief Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: February 25, 2010